UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
TRIDENT MICROSYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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May 2, 2011

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Trident Microsystems, Inc., a Delaware corporation (“Trident”). The meeting will be held on Thursday, June 16, 2011, at 2:00 p.m. local time at Trident’s corporate offices located at 1170 Kifer Road, Sunnyvale, California 94086. The meeting will commence with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the internet. We believe that this delivery process will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our Annual Meeting. On May 2, 2011, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our 2011 Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2010. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. If you received your Annual Meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders and proxy card were enclosed.

The matters to be acted upon are described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the internet, as described in the proxy materials, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the envelope provided. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

On behalf of our Board of Directors, we thank you for your continued support.

Sincerely,

Philippe Geyres
Interim Chief Executive Officer

The accompanying proxy statement is dated May 2, 2011 and is first being provided to the stockholders of Trident on or about May 2, 2011.

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 16, 2011

The 2011 Annual Meeting of Stockholders of Trident Microsystems, Inc., a Delaware corporation, will be held on Thursday, June 16, 2011, at 2:00 p.m. local time at Trident’s corporate offices located at 1170 Kifer Road, Sunnyvale, California 94086, for the following purposes:

1. To elect two Class I directors to hold office for a three-year term and until their successors are elected and qualified;

2. A proposal of our largest common stockholder, and holder of all outstanding shares of our Series B Preferred Stock, to amend our Certificate of Incorporation as amended, to reduce from four to two the number of directors that the holders of our Series B Preferred Stock may elect and to make certain related changes to the rights, preferences and privileges of our Series B Preferred Stock;

3. To amend the Trident Microsystems, Inc. 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares;

4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

5. To hold an advisory vote on our executive compensation;

6. To hold an advisory vote on the frequency of stockholder advisory votes on our executive compensation in the future; and

7. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5 and a vote of EVERY YEAR for Proposal 6. Stockholders of record at the close of business on April 25, 2011 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1170 Kifer Road, Sunnyvale, California 94086.

By order of the Board of Directors,

David L. Teichmann
Corporate Secretary

May 2, 2011

IMPORTANT: Please vote your shares via telephone or the internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2011: Our Proxy Statement is attached. Financial and other information concerning Trident Microsystems, Inc. is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2010. A complete set of proxy materials relating to our Annual Meeting is available on the internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Annual Report to Stockholders, may be viewed at http://www.proxydocs.com/trid.

PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT OUR BOARD OF DIRECTORS
PROPOSAL NO. 1 ELECTION OF CLASS I DIRECTORS
PROPOSAL NO. 2 AMENDMENT OF CERTIFICATE OF INCORPORATION
CORPORATE GOVERNANCE
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO THE 2010 EQUITY INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 5 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
PROPOSAL NO. 6 ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION (“SAY-ON-FREQUENCY”)
TRANSACTIONS WITH RELATED PERSONS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
ANNUAL REPORT
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
OTHER MATTERS
Appendix 1
Attachment A

TRIDENT MICROSYSTEMS, INC.
1170 Kifer Road
Sunnyvale, California 94086

PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Trident Microsystems, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on June 16, 2011 and at any adjournment(s) or postponement(s) thereof, referred to in this proxy statement as the Annual Meeting. The Annual Meeting will be held at 2:00 p.m. local time at our corporate headquarters, 1170 Kifer Road, Sunnyvale, California 94086. The proxy solicitation materials were first made available electronically on or about May 2, 2011 to all stockholders entitled to vote at the Annual Meeting.

On February 8, 2010, we completed the acquisition of select assets and liabilities of the television systems and set-top box business lines of NXP B.V., a Dutch besloten vennootschap, (“NXP”), in exchange for the issuance to NXP of 104,204,348 shares of Trident common stock, representing 60% of our outstanding shares of common stock, after giving effect to the share issuance to NXP (the “NXP Acquisition”). Additionally, we issued to NXP four shares of our Series B Preferred Stock (the “Series B Preferred Stock”). The shares of Series B Preferred Stock were issued pursuant to an Amended and Restated Certificate of Designation of Series B Preferred Stock that we filed with the Secretary of State of Delaware (the “Certificate of Designation”). In addition, we have entered into a Stockholder Agreement with NXP (the “Stockholder Agreement”) setting forth certain rights and restrictions with respect to the shares of our common stock issued to NXP in the NXP Acquisition, including the right of NXP to designate four nominees to our Board of Directors. A copy of the Stockholder Agreement was included as an exhibit to our definitive proxy statement filed with the Securities and Exchange Commission on December 18, 2009. NXP and Trident have agreed, subject to approval of Proposal 2, to certain changes in the rights of our Series B Preferred Stock, principally to reduce to two the number of directors that the holders of our Series B Preferred Stock may elect, and to certain related changes to the rights of our Series B Preferred Stock specified in the Certificate of Designation. On April 28, 2011, NXP and Trident entered into an Amended and Restated Stockholder Agreement, providing for similar changes. See Proposal 2 for a further description.

In connection with the NXP Acquisition, we changed our fiscal year end from June 30 to December 31. As a result of the change in fiscal year, our financial statements for the transition period ended December 31, 2009 cover the six months from July 1, 2009 to December 31, 2009. (Please refer to our Transition Report on Form 10-K for the transition period ended December 31, 2009 for more information). Accordingly, some of the information contained in this proxy statement, including compensation related disclosure, covers the six month period from July 1, 2009 (following the conclusion of a prior fiscal year) to December 31, 2009. In this proxy statement, “fiscal year 2010” means the fiscal year ended December 31, 2010 and “fiscal year 2009” means the fiscal year ended June 30, 2009.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I being provided access to this Proxy Statement?

A:	We are soliciting proxies for our Annual Meeting. You are receiving access to this proxy statement because you owned shares of Trident common stock on April 25, 2011, the “record date,” and that entitles you to vote at the meeting. Our Board of Directors is soliciting proxies to vote at our Annual Meeting on (i) the election of two Class I directors by the holders of our common stock, (ii) the amendment of our Certificate of Incorporation to amend the rights of our Series B Preferred Stock, (iii) the amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares; (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, (v) an advisory vote on our executive compensation, and (vi) an advisory vote on the frequency of stockholder advisory votes on our executive compensation in the future, as well as any other matters that may properly come before the meeting, and your proxy will be voted at the meeting or at any adjournment or postponement of the Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance and information on our Board of Directors, and certain other required information.

Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:	We are pleased to take advantage of the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (“SEC”) allowing companies to furnish proxy materials over the internet to their stockholders rather than mailing paper copies of those materials to each stockholder. On or about May 2, 2011, a Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed directing stockholders to a web site where they can access our proxy statement for the 2011 Annual Meeting and the Annual Report for the fiscal year ended December 31, 2010 and view instructions on how to vote via the internet or by phone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Q:	What am I being asked to vote on?

A:	Our common stockholders are being asked to vote on the following proposals:

Proposal No. 1:	The election of two Class I members of our Board of Directors, to hold office for a three year term and until our 2014 Annual Meeting of Stockholders;

Proposal No. 2:	Approval to amend the Company’s Certificate of Incorporation to reduce from four to two the number of directors that the holders of our Series B Preferred Stock may elect and to make certain related changes to the rights preferences and privileges of the Series B Preferred Stock;

Proposal No. 3:	The amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares;

Proposal No. 4:	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

Proposal No. 5:	An advisory vote on our executive compensation; and

Proposal No. 6:	An advisory vote on the frequency of stockholder advisory votes on our executive compensation in the future.

Except for Proposal 2, the holder of our Series B Preferred Stock is not entitled to a separate vote on any matter at this Annual Meeting.

Q:	How do I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to view our proxy materials for the Annual Meeting on the internet and instruct us to send our future proxy materials to you electronically by email. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What is a proxy and how do I vote?

A:	A proxy is a legal designation of another person to vote your shares on your behalf. If a broker, bank or other nominee is the holder of record of shares that you beneficially own, you will receive instructions from them that you must follow in order to have your shares voted. If a bank, broker or other nominee holds your shares and you wish to attend the meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by completing and executing a proxy by means of any of the three voting methods described in these proxy materials (by telephone, over the internet, or by signing, dating and mailing a proxy card). Of course, you may also choose to attend the meeting and vote your shares in person.

The proxy holders will vote your shares in accordance with your instructions on your completed proxy as submitted. If you complete and deliver a proxy without giving specific voting instructions, your shares will be voted “FOR” the election of the nominees to Class I of our Board of Directors who are subject to a vote by our common stockholders, “FOR” the amendment of our Certificate of Incorporation to reduce from four to two the number of directors that the holders of our Series B Preferred Stock may elect and to make certain related changes to the rights preferences and privileges of the Series B Preferred Stock, “FOR” the amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, “FOR” the advisory vote on our executive compensation, “EVERY YEAR” relating to the advisory vote on the frequency of stockholders’ advisory vote on executive compensation in the future and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Q:	How does the Board of Directors recommend that I vote?

A:	Our Board of Directors recommends that you vote your shares:

• “FOR” the nominees to Class I of our Board of Directors that are subject to a vote by our common stockholders;

• “FOR” the proposal of NXP to amend our Certificate of Incorporation to amend the rights of the Series B Preferred Stock in certain respects;

• “FOR” the amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares;

• “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

• “FOR” the advisory vote on our executive compensation; and

• “EVERY YEAR” relating to the advisory vote on the frequency of stockholders’ advisory vote on executive compensation in the future.

Q:	Who is entitled to vote at the meeting and how many shares may be voted at the meeting?

A:	All holders of our common stock who held shares at the close of business on the “record date” (April 25, 2011) are entitled to receive notice of and to vote at the meeting. As of the close of business on the record date, there were 178,378,324 shares of Trident common stock outstanding and entitled to vote at the meeting, and such shares were held by approximately 341 holders of record. Each share of common stock is entitled to one vote. In addition, on the record date, we had four shares of Series B Preferred Stock outstanding, which were entitled to a separate vote on Proposal 1.

Q:	What shares can I vote?

A:	Each share of common stock issued and outstanding as of the close of business on the record date for the Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting; You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date we had 178,378,324 shares of common stock issued and outstanding, and four shares of Series B Preferred Stock issued and outstanding.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the record date.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Trident stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Trident. As the stockholder of record, you have the right to grant your voting proxy directly to Trident or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Trident has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and below under the heading “Can I vote by telephone or over the internet?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “Can I vote by telephone or over the internet?”

Q:	Can I vote by telephone or over the internet?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, with shares registered in your name, you may vote over the internet or by telephone 24 hours per day, seven days per week. Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. You may vote over the internet at http://www.proxyvoting.com/trid. You may vote by telephone by calling 1-866-540-5760. Use any touch-tone telephone to vote your proxy. If you have requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you submit your proxy by internet or by telephone, you do not need to mail back your proxy card. The internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, on June 15, 2011.

A stockholder not wishing to vote electronically through the internet or by telephone may vote in person at the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you should receive a voting instruction form from that institution by mail. You may vote over the internet at www.proxyvote.com or by telephone at 1-800-579-1639. The voting instruction form will also tell you how to vote by mail or request a paper copy of the materials. The internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on June 15, 2011.

Stockholders who vote over the internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or internet service providers.

If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	When was this proxy statement made available to stockholders?

A:	This proxy statement and the proxy card are first being made available electronically to our stockholders on or about May 2, 2011. The Notice will be mailed to stockholders on or about May 2, 2011.

Q:	When and where will the meeting be held?

A:	The meeting will be held at our corporate offices located at 1170 Kifer Road, Sunnyvale, California 94086, on Thursday, June 16, 2011, at 2:00 p.m., local time.

Q:	What is a quorum?

A:	For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock entitled to vote and representing a majority of the voting power of such shares will constitute a quorum for the transaction of business. At the close of business on the record date, there were 178,378,324 shares of our common stock outstanding and entitled to vote. Therefore, in order for a quorum to exist, 89,189,163 shares must be represented by stockholders present at the meeting or by proxy.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

Q:	What vote is required for each item?

A:	For the election of directors, the nominees in Class I are subject to a vote of our common shares receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. To be approved, the amendment of our Certificate of Incorporation requires a majority of all shares of common stock outstanding on the record date and a majority of all shares of our Series B Preferred Stock outstanding on the record date to vote in favor of the amendment. To be approved, the amendment of the 2010 Equity Incentive Plan requires a “FOR” vote from a majority of the shares of common stock present and entitled to vote either in person or by proxy. To be approved, the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm must receive a “FOR” vote from a majority of shares of common stock present and entitled to vote either in person or by proxy. To be approved, the advisory vote on executive compensation requires a majority of shares of common stock present and entitled to vote either in person or by proxy. For proposal 6, the option of once every three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

Q:	How will abstentions be counted?

A:	Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular proposal at the Annual Meeting. If you hold your common stock through a bank, broker or other nominee, the broker may be prevented from voting shares held in your account on some proposals, a “broker non-vote,” unless you have given voting instructions to the bank, broker or nominee. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed. Abstentions are not considered to be votes cast under our bylaws or under the laws of Delaware (our state of incorporation). For the proposal to elect the nominees to Class I of our Board of Directors named in this proxy statement, abstentions have no effect on the outcome of the proposal. For the proposals to amend the 2010 Equity Incentive Plan and to ratify the independent registered public accounting firm, and for the advisory vote on executive compensation, abstentions are treated as present and entitled to vote at the meeting and therefore have the same effect as a vote against the matter. For proposal 6, abstentions have no effect on the outcome of this proposal. For the proposal to adjourn the meeting to solicit additional proxies, abstentions are treated as present and entitled to vote at the meeting and therefore have the same effect as a vote against the matter.

Q:	How will my shares be represented at the meeting?

A:	At the meeting, the individuals named in your proxy card will vote your shares in the manner you requested if you correctly submitted your proxy. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors, by a majority vote, recommends, which is:

• “FOR” the election to our Board of Directors of the Class I nominees for director named in this proxy statement;

• “FOR” the amendment of our Certificate of Incorporation to amend the rights of the Series B Preferred Stock in certain respects;

• “FOR” the amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares;

• “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

• “FOR” the approval of our executive compensation; and

• “EVERY YEAR” relating to the advisory vote regarding frequency of stockholders’ advisory vote on executive compensation.

Q:	What happens if I sell my shares after the record date but before the meeting?

A:	The record date of the meeting is earlier than the date of the meeting. If you transfer your shares of our common stock after the record date but before the date of the meeting, you will retain your right to vote at the meeting (provided that such shares remain outstanding on the date of the meeting).

Q:	What do I do if I receive more than one Notice or set of voting instructions?

A:	If you hold shares directly as a record holder and also in “street name” or otherwise through a nominee, you may receive more than one Notice and/or set of voting instructions relating to the meeting. These should each be voted and/or returned separately in order to ensure that all of your shares are voted at the meeting.

Q:	If my Trident shares are held in street name by my broker, will my broker automatically vote my shares for me?

A:	No. If your shares are held in an account at a broker, you must instruct the broker on how to vote your shares. If you do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Brokers may not vote your shares on the election of directors or with respect to proposals related to executive compensation in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. You may not cumulate your votes for the election of directors.

Q:	Can I revoke my proxy?

A:	Yes. You may revoke your proxy at any time before the meeting. Simply attending the meeting will not revoke your proxy. To revoke your proxy instructions if you are a holder of record, you must either (i) advise our Corporate Secretary in writing before the proxy holders vote your shares, (ii) deliver proxy instructions bearing a later date then your original proxy instructions, or (iii) attend the meeting, affirmatively revoke your proxy and vote your shares in person. If your shares are held by a bank, broker or other nominee and you wish to revoke or change your vote, you must follow the instructions provided by the bank, broker or nominee.

Q:	Who may attend the Annual Meeting?

A:	Our stockholders (or their authorized representatives) and our invited guests may attend the meeting. Verification of stock ownership will be required at the meeting. If you own your shares in your own name or hold them through a broker (and can provide documentation showing ownership such as a letter from your broker or a recent account statement) at the close of business on the record date (April 25, 2011), you will be permitted to attend the meeting. Stockholders may call the Office of the Corporate Secretary at (408) 962-5000 to obtain directions to Trident’s corporate offices located at 1170 Kifer Road, Sunnyvale, California 94086.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	Will cameras and recording devices be permitted at the meeting?

A:	No. Stockholders are not permitted to bring cameras or recording equipment into the meeting room.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Trident will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections and will be subsequently published by us by the filing of a Form 8-K with the SEC within four business days after the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:	Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to Trident’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2012 Annual Meeting of Stockholders, the Corporate Secretary of Trident must receive the written proposal at our principal executive offices no later than December 31, 2011; provided, however, that in the event that we hold our 2012 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2011 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Trident Microsystems, Inc. Attn: Corporate Secretary 1170 Kifer Road Sunnyvale, California 94086 Phone: (408) 962-5000 Fax: (408) 991-9303

If a stockholder intends to submit a proposal or nomination for director for our 2012 Annual Meeting of Stockholders that is not to be included in Trident’s proxy statement and form of proxy relating to the meeting, the stockholder must give us notice in accordance with the requirements set forth in Trident’s bylaws. To be timely, notice of a stockholder nomination for a director to be elected at an annual meeting shall be received at our principal executive offices no later than 120 days in advance of the date that our proxy statement was first released to stockholders in connection with this meeting, or December 31, 2011, unless we change the date of the annual meeting by more than 30 calendar days from the date contemplated at the time of this proxy statement, in which case notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the annual meeting was first made.

Trident’s bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to Trident Microsystems, Inc. 1170 Kifer Roard, Sunnyvale, California 94086, Attention: Corporate Secretary. You can also access our SEC filings, including our Annual Report on Form 10-K, on the SEC’s website located at www.sec.gov and on our website at www.tridentmicro.com. Please see “Director Nominations” below for further information concerning the requirements for submitting a candidate for nomination as a director at the 2012 Annual Meeting of Stockholders.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

INFORMATION ABOUT OUR BOARD OF DIRECTORS

We have a classified Board of Directors consisting of three Class I directors (Richard L. Clemmer, Philippe Geyres and Raymond K. Ostby), three Class II directors (Brian R. Bachman, J. Carl Hsu and David M. Kerko) and three Class III directors (A.C. D’Augustine, David H. Courtney and one vacancy). The current vacancy on our Board of Directors is the result of the January 2011 resignation of our former Chief Executive Officer, Sylvia Summers Couder. In addition, NXP as the holder of all outstanding shares of our Series B Preferred Stock, has determined to reduce the number of directors to be elected by the Series B Preferred Stock (“Series B Directors”) from four to two, and that it will not nominate anyone to the two Class I seats currently held by Mr. Geyres and Mr. Clemmer. Conditional upon approval of Proposal 1, our Board of Directors will consist, immediately after this Annual Meeting, of two Class I directors, three Class II directors and two Class III directors. At each Annual Meeting of Stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the date of such meeting and serve until their respective successors are duly elected and qualified. The term of our Class I directors expires at this Annual Meeting. The term of our Class II directors expires at the Annual Meeting of Stockholders to be held in 2012, and the term of our Class III directors expires at the Annual Meeting of Stockholders to be held in 2013. Successors to the directors in Class I will be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2014.

Pursuant to the Stockholder Agreement and the Certificate of Designation, NXP, as the holder of all four shares of our Series B Preferred Stock, has certain rights to elect up to four Series B Directors to our Board of Directors. As described in Proposal 2, NXP and Trident have agreed, subject to approval of Proposal 2, to reduce the number of Series B Directors. NXP and Trident have also entered into an amendment and restatement of the Stockholder Agreement (the “Amended Stockholder Agreement”) to reflect this change and related changes in the rights of our Series B Preferred Stock. The proposal to amend the rights of our Series B Preferred Stock is described under Proposal 2 below. The rights of our holders of Series B Preferred Stock to designate Series B Directors are further described in “NXP Voting Rights” below.

Our Nominating and Corporate Governance Committee selected one current member of Class I, Mr. Ostby, as a nominee for election by the holders of our common stock as a Class I director, In addition, the Nominating and Corporate Governance Committee nominated Philippe Geyres, our Interim CEO as an additional nominee for election by the holders of the common stock as a Class I director, conditional upon the approval of Proposal 2. Mr. Geyres is currently serving as a Class I director and is currently a Series B Director. His term as a Series B Director expires at this Annual Meeting. NXP, which also holds shares of our common stock, is expected to vote in favor of Mr. Ostby and Mr. Geyres in accordance with the terms of the Amended Stockholder Agreement.

Each of the nominees currently serves as a director of Trident. Each has consented to be named in this proxy statement and has agreed to continue to serve as a director if elected at the Annual Meeting. Those elected will serve for a three year term and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

Director Biographies

The following table sets forth, for our current directors, including the nominees to be elected as Class I directors at this meeting, information with respect to their ages and background:

Name	Principal Occupation	Age	Director Since

Class I Directors:
Richard L. Clemmer	Chief Executive Officer, NXP B.V.	60	2010
Philippe Geyres	Interim Chief Executive Officer, Trident Microsystems, Inc.	58	2010
Raymond K. Ostby	Chief Financial Officer, ASSIA, Inc.	63	2006
Class II Directors:
Brian R. Bachman	Director	66	2007
J. Carl Hsu	Professor, School of Electrical Engineering and Computer Science, Peking University	69	2008
David M. Kerko	Investment Professional, Kohlberg Kravis Roberts & Co.	38	2010
Class III Directors:
David H. Courtney	Chief Executive Officer, JiWire, Inc.	52	2008
A.C. D’Augustine	Director	66	2010

In addition, Ms. Sylvia Summers Couder, Mr. Glen M. Antle and Mr. Hans Geyer served as members of our Board of Directors during fiscal year 2010. Ms. Summers resigned as our Chief Executive Officer and as a member of our Board of Directors in January 2011, having served in both capacities since October 2007. Mr. Antle and Mr. Geyer each resigned effective upon the completion of the NXP Acquisition on February 8, 2010. Mr. Antle had been a member of our Board of Directors since July 1992 and Mr. Geyer had been a member of our Board of Directors since May 2007.

Brian R. Bachman has served as a member of the Board of Directors since May 2007. Mr. Bachman is a private investor and the Managing Partner of River Farm LLC. From 2000 to 2002, Mr. Bachman served as Chief Executive Officer and Vice Chairman of Axcelis Technologies, which produces equipment used in the fabrication of semiconductors. Mr. Bachman also serves as a director of Kulicke & Soffa Industries. During the past five years Mr. Bachman served as a director of Keithley Instruments and Ultra Clean Technologies. Mr. Bachman holds a B.S. degree in engineering from the University of Illinois and an M.B.A. degree from the University of Chicago. The Company believes that Mr. Bachman’s experience in the semiconductor industry, his experience as an executive officer of a public company, and his experience serving on the board of directors and compensation committee of other public companies, give him the qualifications and skills to serve as a director and add value to our Board of Directors.

Richard L. Clemmer has served as a member of the Board of Directors since February 2010. Mr. Clemmer has served as President and Chief Executive Officer and President of the Board of Directors of NXP B.V. since January 2009. Prior to joining NXP, Mr. Clemmer was a senior advisor to Kohlberg Kravis Roberts & Co., a private equity firm, a position he held from May 2007 to December 2008. From October 2005 to April 2007, he served as President and Chief Executive Officer of Agere Systems, Inc., an integrated circuits components company that was acquired in 2007 by LSI Logic Corporation. Prior to this position, Mr. Clemmer served as President and Chief Executive Officer of PurchasePro.com, Inc. While Mr. Clemmer was serving as Chief Executive Officer, PurchasePro.com filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in September 2002 and, with the bankruptcy court’s authorization, completed a sale of substantially all of its assets in January 2003. He also served as Chairman of u-Nav Microelectronics, a leading GPS technology provider, and held a five-year tenure at Quantum Corporation where he was Executive Vice President and Chief Financial Officer. Prior to Quantum, Mr. Clemmer worked for Texas Instruments as Senior Vice President and Chief Financial Officer. Mr. Clemmer holds a B.A. degree in Business Administration from Texas Tech University and an M.B.A. degree from Southern Methodist University. He also serves on the board of NCR Corporation and during the past five years was a director of i2 Technologies, Inc. Mr. Clemmer was appointed a member of our Board of Directors by NXP pursuant to its rights as holder of our Series B Preferred Stock. We believe that our Board of Directors can benefit from Mr. Clemmer’s experience as an executive in industries related to ours, and his experience serving as a chief executive officer of a large multi-national company, as well as his experience serving on the board of directors of other public companies. In addition, Mr. Clemmer’s continued connection with NXP provides us with valuable assistance in our continuing relationship and business operations with NXP, in areas related to strategic planning, and in coordination of our relationship with our largest stockholder.

David H. Courtney has served as a member of the Board of Directors since January 2008 and was appointed chairman in October 2009. Mr. Courtney became chief executive officer of JiWire, Inc. effective September 29, 2009. From September 2008 to September 2009, Mr. Courtney was an Executive in Residence at Venrock. Previously, he served as President, Chief Operating Officer and Chief Financial Officer of Adify, Inc. from September 2007 to August 2008. Prior to joining Adify, Mr. Courtney served in senior management positions at TiVo, Inc. from 1999 to 2006, most recently as Group Executive, Corporate Products & Services, Chief Financial Officer and a member of the Board of Directors from 2005-2006, Executive Vice President Worldwide Operations and Administration, Chief Financial Officer and a member of the Board of Directors from 2001-2005, Senior Vice President, Finance and Administration and Chief Financial Officer from 2000-2001, and Vice President and Chief Financial Officer from 1999 to 2000. Prior to his tenure at TiVo, Mr. Courtney was a Managing Director, Investment Banking at J.P. Morgan & Co., and before that, a Vice President, Investment Banking High Technology Group at Goldman Sachs & Co. Mr. Courtney holds an A.B. degree in Economics from Dartmouth College and an M.B.A. degree from Stanford University. We believe that Mr. Courtney’s experience as a chief financial officer of another public company, his experience in senior executive positions in large, complex organizations, and his financial experience throughout his career, provide us with core managerial, financial planning and public company financial reporting, corporate governance and risk management experience, and give him the qualifications and skills to serve as a director and add value to our Board of Directors.

A.C. D’Augustine has served as a member of the Board of Directors since February 2010. Mr. D’Augustine is currently managing a private investment company. Since October 2004, he has also been chairman of Syntricity Corp., a privately-held semiconductor test software company located in San Diego, California. Mr. D’Augustine has over thirty-five years of senior management experience in the semiconductor technology system and software industries and has held various senior management positions in companies that include Texas Instruments, Applied Micro Circuits Corporation, Brooktree and Conexant. He initiated and built the AMCC telecommunications business, as a foundation to its initial public offering in 1998, and assembled and directed Conexant’s digital infotainment division prior to Conexant’s initial public offering in 1998. Mr. D’Augustine holds a B.S. degree in Electrical Engineering from Drexel University and an M.B.A. degree from Rutgers University. Mr. D’Augustine was appointed a member of our Board of Directors by NXP pursuant to its rights as holder of our Series B Preferred Stock. We believe that Mr. D’Augustine’s experience as an executive in the semiconductor and software industries, including his experience serving in positions of senior management in large multi-national corporations such as Conexant, give him the qualifications and skills to serve as a director and add value to our Board of Directors.

Philippe Geyres has served as Interim Chief Executive Officer since January 2011 and as a member of the Board of Directors since February 2010. Mr. Geyres was CEO of Oberthur Card Systems, a French smart card company publicly listed on Euronext, Paris, during 2007 and 2008. Previously, from 1983 to 2006, he was with ST Microelectronics, most recently as Executive Vice-President, Consumer and Telecom Products after having held several management positions within Thomson-Semiconductors and SGS-Thomson, their predecessors in business. Before ST, Mr. Geyres was with Fairchild Semiconductor as Operations Manager of the Bipolar Division, after having joined its parent company Schlumberger as IT Director for oil-field services. He began his professional career with IBM at Corbeil-Essonnes. Mr. Geyres serves as a member of the Board of Directors of ASK, a privately-held smart card company in France, Arteris, a privately-held networking IP company in San Jose, California, and Oasis, a privately-held SIM card company in Singapore. During the past five years Mr. Geyres also served as a director of Advanced Digital Broadcast Holdings S.A., a Swiss company. Mr. Geyres graduated as an engineer from the Ecole Polytechnique of Paris. Mr. Geyres was appointed a member of our Board of Directors by NXP pursuant to its rights as holder of our Series B Preferred Stock. We believe that Mr. Geyres’ experience as an executive in the consumer microelectronics industry, including his experience serving in positions of senior management in large multi-national corporations such as ST Microelectronics, give him the qualifications and skills to serve as a director and add value to our Board of Directors. In addition, Mr. Geyres’ experience serving in management positions in

Europe provides value to us given the significantly greater size of our European operations following completion of the acquisition of business lines from both Micronas and NXP.

Dr. J. Carl Hsu has served as a member for the Board of Directors since April 2008. Dr. Hsu has served since October 2001 as Professor, School of Electrical Engineering and Computer Science, at Peking University. From 1972 until his retirement in December 2003, he served in a variety of senior positions at Bell Laboratories (including AT&T and Lucent), most recently as President and CEO, Bell Laboratories Asia Pacific and China, headquartered in Beijing. His positions during this period also included service as President and CEO of Lucent’s Communications Software Group and as Executive Vice President, Advanced Technologies of Bell Laboratories. He is currently a member of the Board of Directors of Taiwan Mobile Co., Ltd. and Rogers Corporation. Dr. Hsu holds a B.S. degree in Electrical Engineering from the National Taiwan University and M.S. and Ph.D. degrees in Computer Science from the University of California at Los Angeles. We believe that Mr. Hsu’s value to us as a director is significantly enhanced by his senior experience in advanced technology industries with global operations. In addition, Mr. Hsu’s location in and experience doing business in, China and other areas of Asia adds a valuable dimension to our Board of Directors, given that nearly 70% of our employees are located in our offices in Asia, and a significant portion of our business is with customers in Asia.

David M. Kerko has served as a member of the Board of Directors since February 2010. Mr. Kerko has been a Director of Kohlberg Kravis Roberts & Co. L.P. since December 2006. He was a Principal of Kohlberg Kravis Roberts & Co. L.P. between 2002 and 2006, having begun his career at Kohlberg Kravis Roberts & Co. in 1998. Prior to joining KKR, Mr. Kerko was with Gleacher NatWest Inc. Mr. Kerko holds a B.S. degree, summa cum laude, from The Wharton School, and a B.S.E. degree, summa cum laude, from the School of Engineering and Applied Sciences, University of Pennsylvania. He also serves on the board of Avago Technologies. Mr. Kerko was appointed a member of our Board of Directors by NXP pursuant to its rights as holder of our Series B Preferred Stock. We believe that Mr. Kerko is qualified to serve on and add value to our Board of Directors by drawing upon his experience in financial services as a principal of a private equity firm and his knowledge of our industry gained through his professional experience and education. In addition, Mr. Kerko’s knowledge and experience in matters relating to strategic and financial planning, corporate governance and risk management, and his experience with portfolio companies with profiles similar to ours, provides value to us.

Raymond K. Ostby has served as a member of the Board of Directors since July 2006. Mr. Ostby has served as Vice President of Finance and Administration and Chief Financial Officer of ASSIA, Inc., a private emerging telecommunications infrastructure company, since January 2009. Mr. Ostby served as Vice President and Chief Financial Officer of NextG Networks, Inc., a private emerging wireless infrastructure company, from January 2005 to May 2008 and as its Vice President, Administration from May 2008 to October 2008. From July 2003 until January 2005, Mr. Ostby was Vice President, Finance & Administration and Chief Financial Officer at Arraycomm, Inc., a provider of multi-antenna signal processing solutions, and since June 1999, he has been Vice President, Finance & Administration, Chief Financial Officer and Secretary at KBC Pharma, a privately held company. He also previously held executive level financial positions at Quickturn Design Systems, Inc., Force Computers, Inc., and Atmel Corporation. Mr. Ostby has been a Certified Public Accountant and holds a B.A. degree and an M.B.A. degree from the University of Montana, and completed Ph.D. coursework in Quantitative Analysis at the University of California at Berkeley. We believe that Mr. Ostby’s experience as a chief financial officer of other public and private companies, his experience in senior executive positions in large, complex organizations, and his financial experience throughout his career, provide us with core managerial, financial planning and public company financial reporting, corporate governance and risk management experience, and give him the qualifications and skills to serve as a director and add value to our Board of Directors.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

This year, two persons are to be elected to serve as Class I directors of the Board of Directors, each of whom, assuming the approval of Proposal 2, will be elected as an At-Large Director by the holders of our common stock at the Annual Meeting. The nominees for the At-Large Director seat in Class I are Raymond K. Ostby, who is also a current Class I member of the Board of Directors and Philippe Geyres. If elected, each of Mr. Ostby and Mr. Geyres will serve as a director until our Annual Meeting of Stockholders to be held in 2014, and until his successor is elected and qualified.

Mr. Ostby was originally appointed to the Board of Directors in June 2006, at which time he was elected to serve as the Chairman of the Audit Committee and as the Chairman of the Special Committee investigating our historical stock option practices. Mr. Geyres was originally appointed to the Board of Directors by NXP following the NXP Acquisition in February 2010. Mr. Geyres was appointed as our Interim Chief Executive Officer in January 2011 following the resignation of our former Chief Executive Officer, Ms. Sylvia Summers Couder.

Unless instructed otherwise, the persons named in the accompanying proxy will vote the shares represented by such proxy for the election of each of Mr. Ostby and Mr. Geyres as a Class I director. Each of the Class I nominees has consented to serve, and the Board of Directors does not know of any reason why either of them would be unable to serve. If either nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Nominating and Corporate Governance Committee can designate a substitute nominee, and the persons named as proxies have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment. Except where otherwise instructed, proxies solicited by this proxy statement will be voted for the election of Mr. Ostby and Mr. Geyres.

Required Vote

If a quorum is present and voting, the nominee for the Class I director subject to election by the holders of our common stock who receives the highest number of votes will be elected as a Class I director. Abstentions and broker non-votes have no effect on the vote. With respect to the election, removal, replacement or reclassification of directors subject to election by the holders of our common stock, NXP is required, under the terms of the Amended Stockholder Agreement, either to vote all shares of our common stock beneficially owned by it in accordance with the recommendation of our Board of Directors approved by a majority of the At-Large Directors, or vote all shares of our common stock beneficially owned by it in the same proportion (for, against, abstain or withheld, or as otherwise indicated) as the votes cast by all other holders of our common stock.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” Mr. Ostby and Mr. Geyres as the nominees for Class I director subject to election by the holders of our common stock. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of Mr. Ostby and Mr. Geyres. NXP is expected to vote its shares of our common stock FOR the election of Mr. Ostby and Mr. Geyres in accordance with the Amended Stockholder Agreement.

PROPOSAL NO. 2

AMENDMENT OF CERTIFICATE OF INCORPORATION

NXP has determined to reduce the number of directors that it may elect as a holder of the Series B Preferred Stock from four to two and requested that we seek the necessary approvals to implement this change, including soliciting the approval of our common stockholders through this proposal. As a result, and in order to implement the request of NXP, Trident and NXP have agreed upon certain amendments to our Certificate of Designation setting forth the rights, privileges and preferences of the Series B Preferred Stock.

The Certificate of Designation specifying the rights, preferences and privileges of our Series B Preferred Stock is part of our Certificate of Incorporation. The amendment of the terms of our Certificate of Incorporation, including our Certificate of Designation, requires the approval of the holders of a majority of our outstanding common stock. Our Certificate of Designation currently provides, among other things that:

•	The Series B Preferred Stock may elect up to four directors (the “Series B Directors”);

•	The percentage of outstanding common stock that must be held by the holders of the Series B Preferred Stock in order for the Series B Preferred Stock to have the right to elect four, three , two or one director (the “Percentage Threshold Requirements”);

•	So long as the Series B Preferred Stock has the right to elect one director, the number of members of the Board of Directors shall be fixed at nine;

•	One position on the Board of Directors will be filled by our Chief Executive Officer (unless all other directors otherwise agree, as provided in the Certificate of Designation)(the “CEO Director”); and

•	The additional directors (the “At-Large Directors”) will be recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors.

In order to implement the proposal requested by NXP, NXP and Trident have agreed to the following changes to the Certificate of Designation, subject to approval of the common stockholders. The changes are included in an amended and restated Certificate of Designation in the form attached hereto as Appendix 1 (the “Amended and Restated Certificate of Designation”).

•	The maximum number of Series B Directors will be reduced from four to two;

•	The provisions regarding the percentage of common shares that must be held by the holders of the Series B Preferred Stock to elect three or four directors will be deleted;

•	The provisions regarding the CEO Director will be deleted and all the directors on the Board of Directors other than those elected by the Series B Preferred Stock will all be At-Large Directors; and

•	So long as the Series B Preferred Stock has the right to elect one director, the Board of Directors shall consist of seven to nine, with the specific number of directors at any time to be fixed by the Board of Directors by the adoption of a resolution by a majority of the number of directors then in office.

Approval of this Proposal will approve the filing of the Amended and Restated Certificate of Designation and the amendment of our Certificate of Incorporation by the filing of the Amended and Restated Certificate of Designation with the Secretary of State in Delaware.

The Amended Stockholder Agreement included changes to reflect each of the changes in the Amended and Restated Certificate of Incorporation. In addition, under the Amended Stockholder Agreement, NXP and Trident agreed to eliminate any contractual obligation that Series B Directors are required to serve on any specific committees of the Board of Directors. The Amended Stockholder Agreement also includes a provision that NXP will vote its shares of common stock in favor of Proposal 2.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the amendment of the Certificate of Incorporation to amend the rights, preferences and privileges of our Series B Preferred stock. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby “FOR” Proposal 2.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Board of Directors is currently composed of eight directors with one vacancy and our Board of Directors has determined that six meet the NASDAQ definition of independence. The Board of Directors has determined that Mr. Geyres, as Interim Chief Executive Officer, and Mr. Clemmer, as Chief Executive Officer of NXP, do not meet the definition of independence. Our Board of Directors annually determines the independence of directors based on a review by the directors and the Nominating and Corporate Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with us. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others. The standards relied upon by the Board of Directors in affirmatively determining whether a director is independent are embodied in our corporate governance guidelines available on our web site at http://www.tridentmicro.com/investors. These standards reflect the NASDAQ corporate governance listing standards. Under our corporate governance guidelines, a director will not be considered independent in the following circumstances:

•	has been employed by Trident (or by any parent or subsidiary of Trident) within the past three years;

•	has accepted or has a family member who has accepted payments from Trident (or any parent or subsidiary of Trident) in excess of $120,000 during the current or past three fiscal years, other than for:

•	compensation for board or board committee service;

•	payments arising solely from investments in Trident’s securities;

•	compensation paid to a family member who is a non-executive employee of Trident or a parent or subsidiary of Trident; or

•	benefits under a tax-qualified retirement plan or nondiscretionary compensation;

•	has a family member who was employed as an executive officer during the past three years by Trident or any parent or subsidiary of Trident;

•	is, or has a family member who is, an executive officer, partner or controlling stockholder of any organization to which Trident made, or from which Trident received, payment for property or services in the current or any of the past three fiscal years exceeding 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is greater, other than:

•	payments arising solely from investments in Trident’s securities; or

•	payments under non-discretionary charitable contribution matching funds;

•	is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of Trident served on the compensation committee of that other entity;

•	is, or has a family member who is a current partner of Trident’s outside auditor or was a partner or employee of Trident’s outside auditor who worked on the Trident’s audit at anytime during the past three years; or

•	has any other relationship which in the Board’s judgment might interfere with the exercise of his or her independent judgment in carrying out his or her responsibilities as a director.

In addition, members of the Audit Committee must (i) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Act of 1933, as amended, (ii) not have participated in the preparation of our financial statements or those of any of our current subsidiaries at any time during the past three years, and (iii) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In April 2011, the directors and the Nominating and Corporate Governance Committee reviewed directors’ responses to a questionnaire asking about their relationships with us (and those of their immediate family members) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships, or arrangements between us and the directors or parties related to the directors. The Nominating and Corporate Governance Committee determined that each of the directors is independent, other than Mr. Geyres and Mr. Clemmer, and that the members of the Audit, Compensation and Nominating and Corporate Governance Committees also meet the separate independence tests of NASDAQ. The Nominating and Corporate Governance Committee reported its conclusions to the Board of Directors, and the Board of Directors then considered each director individually and determined that none of the directors has had during the last three years (i) any of the relationships prohibited by NASDAQ rules for independence or (ii) any other material relationship with us that would compromise his independence; provided, however, that as Interim Chief Executive Officer, Mr. Geyres does not meet the definition of independence and as Chief Executive Officer of NXP, our largest stockholder, Mr. Clemmer does not meet the definition of independence. In addition, pursuant to policies adopted by NXP and Kohlberg, Kravis & Roberts, neither Mr. Clemmer nor Mr. Kerko is paid cash or equity compensation by us for his service on our Board of Directors. Mr. Geyres is no longer paid to serve on our Board of Directors as he is separately compensated to serve as our Interim Chief Executive Officer.

Board Leadership Structure

The Board of Directors elects its Chairman and appoints our Chief Executive Officer according to its view of what is best for Trident at any given time. The Board of Directors has adopted a policy set forth in our Corporate Governance Guidelines that the positions of the Chairman of the Board and the Chief Executive Officer be held by different individuals, and that the Chairman should be elected from among the non-employee directors, unless the Board of Directors specifically determines for enumerated reasons that such roles should be held by a single individual, provided that such policy shall not take effect at a time when the Chairman is also serving as Acting Chief Executive Officer during any search for a permanent Chief Executive Officer.

Our Board of Directors is currently comprised of eight members, with one vacancy, four of whom are designated by NXP as the holder of all of our outstanding shares of Series B Preferred Stock. NXP’s rights to designate directors will be reduced as its ownership of our common stock is reduced, and once NXP owns less than 11% of our outstanding common stock, its rights to designate a director to our Board of Directors will be eliminated. The Amended Stockholder Agreement that we entered into with NXP requires that directors designated by NXP shall have substantial operating or industry experience, and be independent directors. No more than one director nominated by our Nominating and Corporate Governance Committee may be a person who is not an independent director, and at least two of the four directors nominated by our Nominating and Corporate Governance Committee shall have substantial operating or industry experience. We have three standing committees, being the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, together with a Strategy Committee which is currently comprised of one Trident designee and two NXP designees.

The Board of Directors believes that the split of responsibility between the Chairman and Chief Executive Officer is currently in the best interests of Trident and our stockholders. We initially split the roles following the November 2007 resignation of Mr. Frank Lin, our founder and a former chief executive officer, following our investigation into our historical stock option granting practices and related accounting. He had served as both Chairman and Chief Executive Officer prior to his resignation. Following a one year period during which we appointed a single Chairman and Acting Chief Executive Officer while we searched for a new Chief Executive Officer, we determined that it was in the best interests of us and our stockholders to split the role, in order to provide additional leadership to our new Chief Executive Officer at the time, Ms. Sylvia Summers Couder. Following the completion of the NXP Acquisition, we again deemed it important to continue the separation of the role of Chairman and Chief Executive Officer, particularly given the increased size and complexity of our business resulting from the NXP Acquisition, and the need of our Chief Executive Officer to concentrate on business issues including the successful integration of the NXP Acquisition and subsequent growth of our combined company. With the appointment of an independent Chairman, we do not believe that it is necessary to have a lead director.

In anticipation of Mr. Antle’s retirement following completion of the NXP Acquisition, the Board of Directors appointed Mr. David Courtney as Chairman in October 2009 and he continues to serve in this position. The Board of Directors believes that Mr. Courtney, previously Chairman of our Nominating and Corporate Governance Committee, has provided the leadership and oversight necessary to serve as Chairman of our Board of Directors. When it initially appointed Mr. Courtney, the Board of Directors determined it was important to have a Trident continuing director serve as Chairman following completion of the NXP Acquisition, to provide continuity to the expanded board of directors and to have someone with knowledge of Trident and its operations serve as Chairman following the NXP Acquisition. Mr. Courtney, has served on our Board of Directors since 2008, has executive management experience, and previously served as chief financial officer of another public company. In addition, most of our other board members have leadership experience in large enterprises, and each is familiar with board processes and procedures, and principles of good corporate governance. We believe that the number of independent members of our Board of Directors, together with oversight of the Board of Directors by a non-executive chairman, benefits us and our stockholders.

On an annual basis, our Nominating and Corporate Governance Committee, as part of our governance review and succession planning, evaluates our leadership structure and composition of each of our board committees to ensure that we maintain a structure that is beneficial to us and our stockholders, and recommends any changes therein to our Board of Directors.

Board’s Role in Risk Oversight

The Board of Directors is our ultimate decision-making body, except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be our best interests and the best interests of our stockholders. In fulfilling that responsibility, the directors may reasonably rely on the honesty and integrity of our senior management and expert legal, accounting, financial and other advisors.

The board as a whole has responsibility for risk oversight, with reviews of particular areas conducted by specific board committees, including review of financial oversight by the Audit Committee, and matters of ethics and business conduct by the Nominating and Corporate Governance Committee, for example. In addition, matters of strategic operations and short and long term strategic goals, and implementation of such goals, are reviewed by the Strategy Committee. Each of these committees provides regular reports to the full board of directors. In addition, members of management provide regular reports to committees and the Board of Directors on policies and processes to enable the Board of Directors to identify, assess and evaluate critical risks and our responses to such risks, including strategic, operational, financial and reporting risks. These risks include the risks created by our recent acquisitions, which were evaluated by the board based upon reports by management, including the risks involved with the integration of the acquired assets, liabilities, and employees, and the need to integrate disparate cultures across a much wider geographic base of our operations. In addition, the Board of Directors is responsible for, and regularly reviews matters relating to management and board succession planning. During January 2011, for example, a succession committee of the Board of Directors directly managed the appointment of Mr. Geyres as our Interim Chief Executive Officer following the resignation of our former Chief Executive Officer, Ms. Summers, and the subsequent executive transition.

Our Audit Committee is primarily responsible for overseeing our risk management processes relating to our internal control over financial reporting and our disclosure controls on behalf of the Board of Directors. Our internal audit function reports directly to our Audit Committee. Our Compensation Committee is responsible for overseeing areas of risk oversight related to our compensation programs, including a review of the impact of the design of executive compensation packages and our employee compensation policies and practices on risk, as further discussed in our Compensation Disclosure and Analysis included in this proxy statement.

In addition, our Strategy Committee oversees our strategic goals, short and long-term product development plans, and opportunities for our additional growth, as well as the risks attendant to such strategies, and provides an additional venue for discussion and evaluation of opportunities to our Interim Chief Executive Officer, who is a member of the committee.

In order to minimize the risks inherent in our relationship and ongoing business with NXP, our largest stockholder, the Stockholder Agreement sets forth procedures for approval of related party transactions between Trident and any related party, including NXP.

Executive Sessions

Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Courtney, who became our Chairman of the Board of Directors in October 2009, typically acts as the presiding director for such executive sessions of non-management directors.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2010, the Board of Directors held six (6) meetings. All directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and of the committees of the Board of Directors on which such director served during this period.

Committees of the Board of Directors

The Board of Directors currently has three regular committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available on our website at http://www.tridentmicro.com/investors.

The following table provides membership and meeting information for fiscal year 2010, as well as the current membership, for each of the regular committees of the Board of Directors:

Nominating and
Corporate
Name	Audit		Compensation		Governance

Glen M. Antle(1)
Brian Bachman			X	*	X
Richard L. Clemmer(2)
David H. Courtney(3)	X
A. C. D’Augustine(2)(4)	X				X *
Hans Geyer(1)
Philippe Geyres(2)(4)
J. Carl Hsu			X		X
David M. Kerko(2)			X
Raymond K. Ostby	X	*
Total meetings in fiscal year 2010:	19		9		5

*	Committee Chairperson

(1)	Mr. Antle and Mr. Geyer each resigned on February 8, 2010, effective upon completion of the NXP Acquisition.

(2)	Mr. Clemmer, Mr. D’Augustine, Mr. Geyres and Mr. Kerko were each designated directors by NXP pursuant to the terms of the Stockholder Agreement and the Certificate of Designation, as the holder of all shares of our outstanding Series B Preferred Stock, effective upon completion of the NXP Acquisition on February 8, 2010. Each was appointed to the committees referenced above effective February 26, 2010. Mr. Clemmer, as Chief Executive Officer of NXP, our larges stockholder, was prohibited by the terms of the Stockholder Agreement from serving on the Audit or Compensation committees.

(3)	Mr. Courtney was chairman of the Nominating and Corporate Governance Committee until February 26, 2010. He no longer serves on the Nominating and Corporate Governance Committee.

(4)	Mr. Geyres was a member of the Audit Committee until his appointment as Interim Chief Executive Officer on January 19, 2011, at which time Mr. D’Augustine replaced him on the Audit Committee.

(5)	Mr. Ostby was a member of the Compensation Committee until February 26, 2010.

Audit Committee, Audit Committee Financial Expert

The Audit Committee currently consists of three independent, non-employee directors: Raymond K. Ostby, A.C. D’Augustine and David H. Courtney. During fiscal year 2010, the Audit Committee consisted of Mr. Ostby, Mr. Geyres and Mr. Courtney. The Board of Directors has determined that each of Mr. Ostby and Mr. Courtney is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Board of Directors annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as required by Rule 5605(c) of the NASDAQ Listing Rules and as independence is defined in Rule 5604(a)(2).

The Audit Committee of the Board of Directors oversees our corporate accounting and financial reporting processes and the audits of our financial statements. For this purpose, the Audit Committee performs several functions:

•	maintains responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm;

•	approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement;

•	reviews, with our independent registered public accounting firm, any significant difficulties, disagreements, or restrictions encountered during the course of the audit, and reviews any management letters issued by the independent registered public accounting firm;

•	reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements;

•	reviews, with our independent registered public accounting firm, management and the Board of Directors, our financial reporting processes and internal control over financial reporting;

•	reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report;

•	reviews the quarterly financial statements and earnings press releases;

•	reviews with management its assessment of the effectiveness and adequacy of our internal controls and procedures for financial reporting, and any significant deficiencies in the design or operation of our internal controls, and reviews with the independent registered public accounting firm their attestation to and report on our internal controls;

•	reviews and approves any related party transactions;

•	establishes and oversees procedures for the receipt, retention and treatment of complaints received regarding accounting, internal controls or auditing matters; reviews changes in, or waivers of, our Code of Conduct, and as requested by the Board, reviews and investigates any conduct alleged to be in violation of the Code of Conduct; and

•	periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by Statement on Accounting Standards 61 (Codification of Statements on Auditory Standards No. 380) and any formal written statements received from the registered independent public accounting firm.

The Audit Committee held nineteen (19) meetings during fiscal year 2010.

The Compensation Committee

The Compensation Committee currently consists of three independent, non-employee directors: Brian R. Bachman, J. Carl Hsu and David M. Kerko. During fiscal year 2010, the Compensation Committee consisted of these same directors. The Board of Directors annually reviews the NASDAQ listing standards definition of independence for Compensation Committee members and has determined that all members of our Compensation Committee are independent (as required by Rule 5605(c) of the NASDAQ Listing Rules and as independence is defined in Rule 5604(a)(2).

The Compensation Committee of the Board of Directors:

•	determines all compensation for the Chief Executive Officer and other executive officers, including incentive-based and equity-based compensation, and oversees the evaluation of management;

•	reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers, including annual performance objectives and goals, and evaluates the performance of the executive officers in light of these goals and objectives. In doing so, the Compensation Committee considers company performance and relative stockholder return, the value of similar incentive awards to officers at similar companies, and the awards given in past years, and periodically reviews regional and industry-wide compensation practices and trends;

•	approves and administers incentive-based and equity-based compensation plans in which our executive officers participate;

•	evaluates and recommends to the Board of Directors for determination all employment, severance, or change-in-control agreements, and special or supplemental benefits or similar provisions, applicable to executive officers;

•	recommends to the Board of Directors stock ownership guidelines for executive officers and directors, and periodically assesses such guidelines and recommends revisions, as appropriate;

•	reviews and proposes to the Board of Directors from time to time changes in director compensation;

•	assesses the level of risk inherent in our compensation programs, including those applicable to executive officers;

•	selects an independent compensation consultant to provide advice concerning executive officer and director compensation; and

•	reviews and makes recommendations to the Board of Directors regarding stockholder proposals related to executive compensation.

The agenda for meetings of the Compensation Committee is determined by the Chair of the Committee, together with assistance from the Vice President, Human Resources and input from the Chief Executive Officer.

The Compensation Committee held nine (9) meetings during fiscal year 2010.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of three independent, non-employee directors: A.C. D’Augustine, Brian R. Bachman and J. Carl Hsu. During fiscal year 2010, the Nominating and Corporate Governance consisted of these same directors. The Board of Directors annually reviews the NASDAQ listing standards definition of independence for the Nominating and Corporate Governance Committee members and has determined that all members of our Compensation Committee are independent (as required by Rule 5605(c) of the NASDAQ Listing Rules and as independence is defined in Rule 5604(a)(2).

The Nominating and Corporate Governance Committee of the Board of Directors:

•	evaluates and recommends to the Board of Directors nominees for each election of directors, except that if we are at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Nominating and Corporate Governance Committee need not evaluate or propose such nomination;

•	determines criteria for selecting new directors, including desired skills and attributes, and reviews and makes recommendations to the Board of Directors concerning qualifications, appointment and removal of committee members;

•	considers any nominations of director candidates validly made by stockholders;

•	develops, recommends for Board of Director approval and reviews corporate governance principles applicable to us;

•	together with the Audit Committee, reviews changes in, or waivers of, the Code of Conduct;

•	reviews and approves 10b5-1 trading plans for executive officers and directors in order to ensure compliance with our Insider Trading Policy;

•	assists the Board of Directors in developing criteria for evaluation of Board of Director and Board Committee performance and evaluates the Nominating and Corporate Governance Committee’s performance on an annual basis.

The Nominating and Corporate Governance Committee held five (5) meetings during fiscal year 2010.

Special Litigation Committee

The Board of Directors has appointed a Special Litigation Committee composed solely of independent directors to review and manage any claims that we may have relating to our historical stock option grant practices and related issues investigated by the Special Committee, including the several purported stockholder derivative lawsuits concerning the granting of stock options wherein Trident has been named as a nominal defendant. The scope of the Special Litigation Committee’s authority includes the claims asserted in the derivative actions. On April 19, 2011, the federal court entered an order approving the settlement of all claims among the parties. We are currently waiting for the appeal period to expire. During fiscal year 2010, Hans Geyer and Raymond K. Ostby were the members of the Special Litigation Committee. Following Mr. Geyer’s resignation on February 8, 2010, Mr. Ostby remains the sole member of the Special Litigation Committee. Following his resignation, we retained Mr. Geyer to provide consulting services to the Special Litigation Committee.

Strategy Committee

The Strategy Committee was formed to work closely with executive management and other key employees in order to provide oversight of our strategic planning process and of our implementation of strategic decisions, and to assure the Board of Directors is regularly informed about our key strategic plans and is able to provide feedback and guidance to executive management. The Strategy Committee review the resources available to management, including business plans and financial, operational and human resources required to implement our strategic goals. Currently, the members of the Strategy Committee are David H. Courtney, A.C. D’Augustine and Philippe Geyres. During fiscal year 2010, at various times David H. Courtney, Hans Geyer, J. Carl Hsu, Richard L. Clemmer, Philippe Geyres and Sylvia D. Summers were members of the Strategy Committee. Mr. Geyer served as chairperson of the Strategy Committee until his resignation on February 8, 2010, however, no chairperson was appointed following his resignation.

Director Nominations

Director Qualifications

The Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on the Board of Directors. In fulfilling its responsibilities, the Nominating and Corporate Governance Committee considers the following factors in reviewing possible candidates for nomination as director:

•	the appropriate size of the Board of Directors and its Committees;

•	the perceived needs of the Board of Directors for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board of Directors;

•	nominees’ independence from management;

•	applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee believes that candidates for director should have the highest personal integrity and ethics, although the Nominating and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, having the ability to exercise sound business judgment and having the commitment to represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of Trident and the long-term interests of stockholders. Although the Nominating and Corporate Governance Committee has not formally established any specific diversity policy, when conducting its assessment it considers the diversity of professional experience, knowledge of our business, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and Trident, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to Trident during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Board of Directors consists of a diverse group of leaders of varying ages, and many have held senior leadership roles at companies providing relevant experience in our technology, type or size of business, financial expertise or geographic or cultural knowledge applicable to our business and worldwide expansion. We have sought directors who can provide experience in strategic and financial planning, public company financial reporting, compliance or risk management as well as directors with applicable industry and operating experience. Some of our directors have experience serving on the boards of directors or committees of other public companies and provide an understanding of corporate governance practices and trends, or executive compensation matters. Still other directors have direct experience in businesses or technologies directly comparable to ours. The current size and composition of our Board of Directors was assessed and revised in light of our needs following the completion of the NXP Acquisition, our agreement relating to composition of the Board of Directors reached with NXP as our major stockholder and the provisions of our certificate of incorporation governing the size of our Board of Directors. The Nominating and Corporate Governance Committee also assessed the composition of the committees of our Board of Directors in light of the NXP Acquisition, and the qualifications of candidates in light of the challenges to governing our larger company posed by the NXP Acquisition.

The Nominating and Corporate Governance Committee and the Board of Directors believe that these qualities described above, together with the attributes of each individual director described in their biographical information above, provide us with a diverse range of experience, judgment and skills.

Stockholder Recommendations; Nominations; Proposals

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend individuals for consideration to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at: 1170 Kifer Road, Sunnyvale, California 94086, attention: Nominating and Corporate Governance Committee, at least 120 days prior to the anniversary date of the mailing of the proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for the previous five years, biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Nomination of Director Candidates.  Any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting or at a special meeting called by the stockholders for the purpose of electing directors only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Corporate Secretary of Trident. To be timely, notice of a stockholder nomination for a director to be elected at an annual meeting shall be received at Trident’s principal executive offices not less than 120 calendar days in advance of the date that Trident’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the annual meeting was first made.

A stockholder’s notice for a nomination for a director must include: (a) the name and address of each nominating person and of the person or persons to be nominated, (b) a representation that the nominating person is a holder of record of stock of Trident entitled to vote for the election of directors and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (c) a reasonably detailed description of all agreements, arrangements or understandings between each nominating person or any nominee, (d) any other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by the Board of Directors, (e) the consent of each nominee to serve as a director of Trident if so elected, (f) information concerning any equity interests or economic or financial interests in Trident stock, including any proportionate interest in Trident equity held by a general or limited partnership, (g) any proxy, contract, arrangement, understanding, or relationship pursuant to which any nominating person or nominee has a right to vote any shares of any security of Trident, (h) any short interest in any security of Trident, (i) any rights to dividends, and (j) any performance-related fees that each such nominating person or any nominee is entitled to based on any increase or decrease in the value of shares of Trident.

Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, may be called only (i) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (ii) in writing by the holders of not less than 10% of all shares entitled to cast votes at the meeting, voting together as a single class directed to the Corporate Secretary of Trident. The notice shall set forth the purpose or purposes of the meeting and any required information as described below, and request that the Board of Directors fix a record date for the meeting, which shall also be the record date for determining the right to participate in calling such special meeting. Business proposed by stockholders to be transacted at any special meeting shall be limited to the purpose or purposes stated in the notice. The Board of Directors shall then set the record date, which shall not be more than twenty (20) days following the date the notice was received by Trident. The Board of Directors shall determine the time, place, and date of any special meeting, including any special meeting called by the stockholders. In addition, the Board of Directors may submit its own proposal or proposals for consideration at a special meeting called by the stockholders.

Notice of Stockholder Business.  At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder pursuant to our bylaws. For business to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record and must have given timely notice thereof in writing to the Corporate Secretary of Trident. To be timely, notice of a stockholder proposal to be presented at an annual meeting shall be received at Trident’s principal executive offices not less than 120 calendar days in advance of the date that Trident’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the annual meeting was first made.

A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual or special meeting (a) a brief description of the business proposed to be brought before the annual or special meeting and the reasons for conducting such business at the meeting, (b) the name and address of each proposing person, as defined in our bylaws, (c) a representation that the proposing person is a holder of record of Trident common stock entitled to vote on the business proposed on the date of such notice and intends to appear in person or by proxy at the meeting to propose the business to be brought before the meeting, (d) the class or series and number of shares of Trident which are owned of record or beneficially owned by each proposing person, (e) any material interest of the proposing person in the business proposed to be brought before the meeting, and a reasonably detailed description of all agreements, arrangements, and understandings between any of the proposing persons and any other persons or entities in connection with the proposal of such business by such stockholder, (f) information relating to equity or other rights, including certain economic interests or rights to profit from an increase or decrease in Trident’s share price, and any voting rights in Trident stock, (g) any short interest in any security of Trident held, (h) any rights to dividends, (i) any proportionate interest in shares of Trident, and (j) any performance-related fees that each such proposing person is directly or indirectly entitled to based on any increase or decrease in the value of Trident shares.

The full description of the notices required are set forth in our bylaws, a copy of which can be obtained upon request from our Corporate Secretary.

Director Nominations by NXP

On April 28, 2011, we and NXP entered into the Amended Stockholder Agreement, and agreed to amend, subject to stockholder approval, our Certificate of Incorporation by amending certain of the rights of our Series B Preferred Stock. See Proposal 2. Subject to the approval of Proposal 2, the rights of NXP to designate directors will be as follows.

At-Large Directors will continue to be nominated by the Nominating and Corporate Governance Committee and subject to election by our stockholders at our Annual Meeting of Stockholders each year. The number of directors on our Board of Directors may be set by the Board of Directors by adoption of a resolution at any number from seven to nine. The holders of our Series B Preferred Stock will have the right to designate and elect two members of the Board of Directors, subject to the stock ownership requirements described below under “NXP Voting Rights.” Currently, NXP is our only holder of Series B Preferred Stock. Any Series B Director may be removed at any time only by the holders of the Series B Preferred Stock and the holders of the Series B Preferred Stock have the sole right to fill vacancies caused by the death, resignation, retirement, disqualification or removal of a Series B Director, other than vacancies arising from a reduction in the number of authorized Series B Directors occurring as a result of the sale by NXP of its shares of Trident common stock

At all times following the NXP Acquisition, a majority of the Board of Directors must consist of independent directors. Under the terms of the Amended Stockholder Agreement, no person may serve as a director who during the past five years has been convicted in a criminal proceeding or a party to a civil proceeding brought by a governmental authority in which such person has been finally determined to have committed a violation of federal, state or foreign law (in each case, (excluding traffic violations or other misdemeanors not involving moral turpitude or deliberate dishonesty). The Series B Directors shall have substantial operating or industry experience and be independent directors. The holder of the Series B Preferred Stock shall consult with the Nominating and Corporate Governance Committee (which may delegate such consultation to the committee chairperson and/or the Chief Executive Officer of Trident) regarding the names, backgrounds and qualifications of the persons to be nominated and elected as Series B Directors after considering our corporate governance guidelines. However, the Nominating and Corporate Governance Committee has no right or duty to approve or disapprove any proposed Series B Director who meets the requirements described above.

NXP Voting Rights

Pursuant to the Amended Stockholder Agreement, NXP, which holds a majority of the outstanding shares of our common stock, is required, with respect to the election, removal, replacement or reclassification of directors (other than Series B Directors), either to vote all shares of our common stock beneficially owned by it in accordance with the recommendation of our Board of Directors approved by a majority of the At-Large Directors, or vote all shares of our common stock beneficially owned by it in the same proportion (for, against, abstain or withheld, or as otherwise indicated) as the votes cast by all other holders of our common stock.

Assuming approval of Proposal 2, the holders of the Series B Preferred Stock will be entitled to elect a number of Series B Directors based on a formula relating to their aggregate beneficial ownership of our common stock, as follows:

•	so long as the holders of the Series B Preferred Stock beneficially own, in the aggregate, less than 30% but at least 20% of our outstanding common stock, the holders of the Series B Preferred Stock will be entitled to nominate and elect two Series B Directors;

•	so long as the holders of the Series B Preferred Stock beneficially own, in the aggregate, less than 20% but at least 11% of our outstanding common stock, the holders of the Series B Preferred Stock will be entitled to nominate and elect one Series B Director; and

•	if the holders of the Series B Preferred Stock beneficially own, in the aggregate, less than 11% of our outstanding common stock, they will not be entitled to elect any Series B Director and the Series B Preferred Stock will be subject to redemption.

The number of Series B Directors will be irrevocably reduced if the aggregate amount of our common stock beneficially owned by the holders of the Series B Preferred Stock is less than the applicable threshold set forth above for a period of thirty (30) consecutive days. Any such reduction will be permanent, and the holders of the Series B Preferred Stock will not be entitled to elect additional Series B Directors if their aggregate beneficial ownership of our common stock subsequently increases to exceed one of the thresholds set forth above. If the number of Series B Directors is reduced, the holders of the Series B Preferred Stock must cause any excess Series B Directors to resign and must remove the appropriate number of excess Series B Directors if the resignations are not obtained. If any excess Series B Directors do not resign and are not removed within thirty (30) days after such resignation or removal was required, a majority of the remaining directors may remove any excess Series B Directors.

No stockholder other than the holders of the Series B Preferred Stock will be entitled to nominate a Series B Director.

Communications By Stockholders With Directors

Stockholders may communicate with any and all of our directors by transmitting correspondence by mail or facsimile, addressed to the Chairman of the Board, or board of directors, or an individual director, in care of the Corporate Secretary, at our offices at: 1170 Kifer Road, Sunnyvale, California 94086. The Corporate Secretary shall maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication or the communication contains commercial matters not related to the stockholder’s stock ownership, as determined by the Corporate Secretary in consultation with our legal counsel. The Board of Directors or individual directors so addressed shall be advised of any communication withheld.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, referred to in this proxy statement as the Code of Conduct, which applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers. The Code of Conduct, as applied to our principal executive officer, principal financial officer and principal accounting officer, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” within the meaning of the listing standards of NASDAQ. You may view our Code of Conduct on our website at http://www.tridentmicro.com/investors. A printed copy may also be obtained by any stockholder upon request. We intend to disclose any future amendments to certain provisions of our Code of Conduct, and any waivers of provisions of the Code of Conduct required to be disclosed under the rules of the Securities and Exchange Commission or listing standards of NASDAQ, at the same location on our website.

Corporate Governance Guidelines

The primary responsibility of the Board of Directors is to foster the long-term success of Trident, consistent with representing the interests of the stockholders. In accordance with this philosophy, the Board of Directors has adopted Corporate Governance Guidelines that reinforce our values by promoting responsible business practices and good corporate citizenship. The Board of Directors reviews these guidelines on an annual basis to determine whether they can be improved upon or if they should be modified in response to changed circumstances. Periodically, the Board of Directors has modified these guidelines, and will continue to do so if the directors believe that changes to these guidelines will advance the best interests of the stockholders. The guidelines address the composition of the Board of Directors, criteria for membership on the Board of Directors and other board governance matters. These guidelines are available on our website at http://www.tridentmicro.com/investors. A printed copy of the guidelines may also be obtained by any stockholder upon request.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an officer or employee of Trident. During fiscal year 2010, no member of the Compensation Committee had any relationship with Trident requiring disclosure under Item 404 of Regulation S-K, and, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. The SEC requires officers, directors and greater than ten percent beneficial owners to furnish us with copies of all Forms 3, 4 and 5 they file.

We believe that all of our officers, directors and greater than ten percent beneficial owners complied with all their applicable filing requirements during fiscal year 2010. This is based on our review of copies of Forms 3, 4 and 5.

Director Compensation

The Compensation Committee reviews and recommends to the Board non-employee director compensation. We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting the compensation of non-employee directors, we consider the significant amount of time that the Board members expend in fulfilling their duties to us as well as the experience level we require to serve on the Board. The Compensation Committee reviews the compensation and compensation policies for non-employee members of the Board of Directors at least annually.

The Board of Directors has adopted the following cash compensation policy for non-employee members of the Board of Directors for their service as Board members:

Annual Cash Payment

	Annual Retainer Fees	Quarterly Payments

All Board Members (Base)	$35,000.00	$8,750.00
Chairman of the Board	$25,000.00	$6,250.00
Audit Committee
Chair Fee	$20,000.00	$5,000.00
Member	$10,000.00	$2,500.00
Compensation Committee
Chair Fee	$12,000.00	$3,000.00
Member	$6,000.00	$1,500.00
Nominating and Corporate Governance Committee
Chair Fee	$8,000.00	$2,000.00
Member	$4,000.00	$1,000.00
Strategy Committee*
Chair Fee	$12,000.00	$3,000.00
Member	$6,000.00	$1,500.00

*	The fee for service on the Strategy Committee was changed to a $1,000 per meeting attendance fee as of March 4, 2010; the Strategy Committee does not currently have a Chairman.

In July 2009, the Compensation Committee approved an amendment to a policy relating to equity awards to members of the Board of Directors to provide that each person serving as a non-employee director would be granted an annual restricted stock award for 24,000 shares, effective with our annual meeting of stockholders held on January 25, 2010, and vesting on the date of the next subsequent annual meeting. In connection with such policy, immediately following the annual meeting of shareholders held on January 25, 2010, each of our then members of the Board of Directors was awarded a restricted stock award in the amount of 24,000 shares. In addition, the Compensation Committee approved the acceleration of vesting of such award made to each of Mr. Antle and Mr. Geyer, and the payment of their full cash director fees for the first quarter of fiscal year 2010, in connection with their resignation from the Board of Directors upon the completion of the NXP Acquisition, in recognition of their service to the Board of Directors, to us and to our stockholders.

In connection with the anticipated completion of the NXP Acquisition and the expansion of our Board of Directors, and in recognition of the increased size and complexity of our operations, in December 2009, the Compensation Committee amended the policy relating to equity awards to members of the Board of Directors to provide that each person serving as a non-employee director would be granted, under the 2010 Equity Incentive Plan, on the first business day of each calendar quarter, automatically and without further action of the Board of Directors or the Compensation Committee, a fully vested quarterly restricted stock grant of such number of shares determined by our stock price as quoted on the NASDAQ Global Select Market on the last business day of the immediately prior quarter, equal to $30,000, capped at an award of 10,000 shares per quarter (a “Quarterly

Restricted Stock Award”). Under this policy, any difference between $30,000 and the value of the 10,000 shares on the date of grant, if such value is less than $30,000, was paid in cash to each non-employee director. The stock awards made on April 1, 2010 to Messrs. Bachman, Courtney, Hsu and Ostby pursuant to this policy, for service on the Board of Directors for the period July 1, 2009 through June 30, 2010, were reduced to an amount equal to $30,000 less 1/4 of the value of the 24,000 restricted stock grant awarded to each of them following our annual meeting of stockholders held on January 25, 2010, with the full Quarterly Restricted Stock Award commencing with the grant made on July 1, 2010 on the terms set forth above.

In October 2010, based on a market survey provided by Radford/Aon, the Compensation Committee approved and recommended to the Board of Directors, and the Board of Directors approved, a change in the amount of the Quarterly Restricted Stock Award value from $30,000 to $25,000, effective January 1, 2011. On January 1, 2011, the non-employee directors were granted Quarterly Restricted Stock Awards on these revised terms. In February 2011, the Compensation Committee approved and determined to recommend to the Board of Directors that it approve a change in the amount of Quarterly Restricted Stock Award value back to $30,000 due to incorrect market data having been provided by Radford/Aon in the October meeting. In February 2011, the Committee also approved and determined to recommend to the Board that the 10,000 per quarter share limitation be eliminated. The Board of Directors approved both changes in February 2011, effective April 1, 2011.

On February 4, 2011, the Compensation Committee approved a one-time grant of a fully-vested restricted stock award for 14,388 shares to each of Brian Bachman and David Courtney, for their service on an executive succession committee, formed in December 2010. The number of shares subject to each grant was determined by dividing $20,000 by the closing price of our common stock on the NASDAQ Global Select Market on the date of grant. The succession committee assessed various matters regarding succession planning, including evaluating alternatives in the event of a change in chief executive officer, evaluating the options for an interim chief executive officer, overseeing the process of engaging and appointing an interim chief executive officer and making a recommendation regarding the retention of a search firm, including the terms of such engagement.

Neither Mr. Kerko nor Mr. Clemmer receives any separate compensation, including any equity compensation, for their service on our Board of Directors generally or on any Board Committee.

The following table sets forth information concerning the compensation earned during fiscal year 2010 by each individual who served as a director at any time during fiscal year 2010:

	Fees
	Earned or
	Paid in	Stock	Option	Other
Name	Cash ($)	Awards ($)(1)	Awards ($)(1)	Compensation ($)	Total ($)

Glen Antle(2)	9,750	45,840	—	—	55,590
Brian Bachman	92,300	83,260	—	—	175,560
David Courtney	117,633	83,260	—	—	200,893
A.C. D’Augustine(3)	84,050	48,100	—	—	132,150
Rick Clemmer(4)	—	—	—	—	—
Hans Geyer(5)	14,250	45,840	—	14,250 (6)	74,340
Philippe Geyres(3)	82,717	48,100	—	—	130,817
J. Carl Hsu	86,633	83,260	—	—	169,893
David Kerko(4)	—	—	—	—	—
Raymond Ostby	97,300	83,260	—	—	180,560

(1)	The amounts shown in the “Stock Awards” and “Option Awards” columns and the “Grant Date Fair Value of Stock Awards” column below reflect the aggregate grant date fair value of our equity awards made to directors in fiscal year 2010 in accordance with FASB ASC Topic 718. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our equity awards, refer to Note 8 to the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 4, 2011.

The grant date fair value of each stock award made to a director in fiscal year 2010 is set forth below:

		Grant Date
		Fair Value
		of Stock
Name	Grant Date	Awards ($)

Glen Antle	1/26/2010	45,840
Brian Bachman	1/26/2010	45,840
	4/1/2010	7,120
	7/1/2010	13,500
	10/1/2010	16,800
David Courtney	1/26/2010	45,840
	4/1/2010	7,120
	7/1/2010	13,500
	10/1/2010	16,800
A.C. D’Augustine	4/1/2010	17,800
	7/1/2010	13,500
	10/1/2010	16,800
Hans Geyer	1/26/2010	45,840
Philippe Geyres	4/1/2010	17,800
	7/1/2010	13,500
	10/1/2010	16,800
J. Carl Hsu	1/26/2010	45,840
	4/1/2010	7,120
	7/1/2010	13,500
	10/1/2010	16,800
Raymond Ostby	1/26/2010	45,840
	4/1/2010	7,120
	7/1/2010	13,500
	10/1/2010	16,800

The aggregate number of unexercised option awards outstanding as of December 31, 2010 was as set forth below. There were no unvested stock awards held by such persons as of December 31, 2010.

Option
Name	Awards (#)

Glen Antle	—
Brian Bachman	50,000
David Courtney	25,000
A.C. D’Augustine	—
Rick Clemmer	—
Hans Geyer	—
Philippe Geyres	—
J. Carl Hsu	25,000
David Kerko	—
Raymond Ostby	50,000

(2)	Mr. Antle resigned from our Board of Directors effective upon the completion of the NXP Acquisition on February 8, 2010.

(3)	These directors joined the Board of Directors following the NXP Acquisition on February 8, 2010.

(4)	These directors do not receive any compensation for service on our Board of Directors due to the fact that Mr. Clemmer is an employee of NXP B.V., our majority shareholder, and Mr. Kerko is an employee of the major investor in NXP B.V., each of whom are serving on our Board of Directors as designees of NXP B.V.

(5)	Mr. Geyer resigned from our Board of Directors following the NXP Acquisition on February 8, 2010.

(6)	Represents fees paid subsequent to Mr. Geyer’s resignation as a member of our Board of Directors for consulting services provided to the Special Litigation Committee of the Board of Directors.

Directors’ Stock Ownership Guidelines

To encourage directors to have a direct and material investment in shares of our common stock, and to further align their interests with the interests of our stockholders, the Board of Directors adopted stock ownership guidelines in July 2008, which requests that directors who are not employees acquire and maintain a minimum of $105,000 in value of shares of our common stock during the three year term of their service on the Board. Board members in place as of the date on which this policy was adopted are encouraged to purchase the number of shares of common stock necessary to bring their equity interest in us to the $105,000 level on or before three years from July 2008. Future members of the Board of Directors will be encouraged to attain the requested ownership level within a period of three years from the date on which their service begins. The value of the shares held by members of the Board of Directors shall be determined upon the greater of the aggregate purchase price paid for such shares or the current market price. Ownership shall be computed in terms of shares of our common stock owned outright, without taking into account the value of stock options or other securities convertible into shares of our common stock. Mr. Clemmer and Mr. Kerko, who will not be compensated for their service on our Board of Directors, are not subject to these stock ownership guidelines. In October 2010, the Compensation Committee determined that all other members of the Board of Directors were in compliance with these guidelines.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth, as of February 28, 2011, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder who is known by us to beneficially own more than 5% of our common stock, (ii) each of our named executive officers, (iii) each of our directors, and (iv) all directors and executive officers of Trident as a group.

	Number of Shares
	Beneficially
Beneficial Owner(1)	Owned(2)	Percent(3)

Beneficial Owners of in Excess of 5%
NXP B.V. (4)	104,204,348	58.48%
High Tech Campus 60 5656 AG Eindhoven The Netherlands
Micronas Semiconductor Holding AG(5)	7,000,000	3.93%
Technoparkestrasse 1
Zurich, V8 CH-8005
Named Executive Officers(6)
Sylvia Summers Couder(7)	708,032	*
Pete J. Mangan(8)	226,486	*
David L. Teichmann(9)	505,710	*
Christos Lagomichos(10)	27,250	*
Richard Janney(11)	38,694	*
Directors		*
Brian R. Bachman(12)	191,312	*
Richard L. Clemmer	—	—
David Courtney(13)	147,474	*
A. C. D’Augustine	76,086	*
Philippe Geyres(14)	52,096	*
J. Carl Hsu(15)	124,753	*
David M. Kerko	—	—
Raymond K. Ostby(16)	176,924	*
Directors and executive officers as a group (13 persons)(17)	2,274,817	1.28%

*	Less than 1%.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)	Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within sixty (60) days upon the exercise of options.

(3)	Calculated on the basis of 178,192,826 shares of common stock outstanding as of February 28, 2011, provided that any additional shares of common stock that a stockholder has the right to acquire within sixty (60) days after February 28, 2011 pursuant to grants of stock options or awards of restricted stock are deemed to be outstanding and beneficially owned by the person holding such options or restricted stock for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 18, 2010 by NXP B.V.

(5)	Based on a Schedule 13G filed with the Securities and Exchange Commission on May 21, 2009 by Micronas Semiconductor Holding AG.

(6)	The address of the executive officers and directors is c/o Trident Microsystems, Inc., 1170 Kifer Road, Sunnyvale, California 94086.

(7)	Includes 561,617 shares subject to options exercisable by Ms. Summers within sixty (60) days of February 28, 2011.

(8)	Includes 117,107 shares subject to options exercisable by Mr. Mangan within sixty (60) days of February 28, 2011. Also includes 79,576 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Mangan’s employment terminate prior to vesting.

(9)	Includes 386,001 shares subject to options exercisable by Mr. Teichmann within sixty (60) days of February 28, 2011. Also includes 68,616 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Teichmann’s employment terminate prior to vesting.

(10)	Includes 27,250 shares subject to options exercisable by Mr. Lagomichos within sixty (60) days of February 28, 2011.

(11)	Includes 8,750 shares subject to options exercisable by Mr. Janney within sixty (60) days of February 28, 2011. Also includes 24,666 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Janney’s service terminate prior to vesting.

(12)	Includes 50,000 shares subject to options exercisable by Mr. Bachman within sixty (60) days of February 28, 2011.

(13)	Includes 25,000 shares subject to options exercisable by Mr. Courtney within sixty (60) days of February 28, 2011.

(14)	Mr. Geyres became our Interim Chief Executive Officer on January 19, 2011. Includes 12,096 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Geyres’ service terminate prior to vesting.

(15)	Includes 16,667 shares subject to options exercisable by Mr. Hsu within sixty (60) days of February 28, 2011.

(16)	Includes 50,000 shares subject to options exercisable by Mr. Ostby within sixty (60) days of February 28, 2011.

(17)	Includes 1,242,392 shares subject to options that are currently exercisable or will become exercisable within sixty (60) days after February 28, 2011 beneficially owned by executive officers and directors, and 184,954 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should the employee’s employment terminate prior to vesting.

EXECUTIVE COMPENSATION

Information about the Executive Officers

Our current executive officers, who were elected by and serve at the discretion of the Board of Directors, are as follows:

Name	Position(s) with Trident	Age

Philipe Geyres	Interim Chief Executive Officer	58
Pete J. Mangan	Executive Vice President and Chief Financial Officer	52
David L. Teichmann	Executive Vice President, General Counsel and Corporate Secretary	55
Richard H. Janney	Vice President and Corporate Controller	52

As of December 31, 2010, the following individuals served as executive officers:

Name	Position(s) with Trident	Age

Sylvia Summers Couder	Chief Executive Officer and President	58
Pete J. Mangan	Executive Vice President and Chief Financial Officer	52
David L. Teichmann	Executive Vice President, General Counsel and Corporate Secretary	55
Christos Lagomichos	President	56
Richard H. Janney	Vice President and Corporate Controller	52

*	Ms. Summers and Mr. Lagomichos resigned as officers and employees effective January 19, 2011 and February 9, 2011, respectively.

Biographical information for Mr. Geyres is included above under “Information About Our Board of Directors.”

Pete J. Mangan joined Trident in January 2008. Previously, he was at Spansion from July 2005 to January 2008 and served in various financial positions including Director of Finance. From December 2004 to May 2005, he served as Vice President of Finance and Administration for Compxs. From December 2002 to December 2004 he served in various financial positions including Director of Finance for Asyst Technologies, Inc. Previous to Asyst, Mr. Mangan held senior executive financial positions at Advanced Micro Devices, FormFactor, Trident Microsystems, Real Chip Communications and Genesis Microchip. He holds a B.A. degree in Business/Economics from the University of California at Santa Barbara.

David L. Teichmann joined Trident in April 2007. Previously, he was the Senior Vice President, General Counsel and Secretary of GoRemote Internet Communications, Inc., a secure managed global remote access solutions provider, from July 1998 until its acquisition by iPass, Inc. in February 2006. From 1993 to July 1998, he served in various positions at Sybase, Inc., an enterprise software company, including Vice President, International Law as well as Director of European Legal Affairs based in The Netherlands. From 1989 to 1993, Mr. Teichmann was Assistant General Counsel for Tandem Computers Corporation, a fault tolerant computer company, handling legal matters in Asia-Pacific, Japan, Canada and Latin America. He began his legal career as an attorney with the Silicon Valley-based Fenwick & West LLP. Mr. Teichmann holds a B.A. degree in Political Science from Trinity College, an M.A.L.D. degree in Law & Diplomacy from the Fletcher School of Law & Diplomacy and a J.D. degree from the University Of Hawaii School Of Law. He was also a Rotary Foundation Scholar at the Universidad Central de Venezuela, where he did post-graduate work in Latin American Economics and Law.

Richard H. Janney joined Trident in July 2009. Mr. Janney has served as an independent financial consultant since June 2008, and has consulted for Trident since December 2008. From February 2007 to May 2008, he served as Vice President of Finance at Asyst Technologies, Inc., and from September 2006 to January 2007, he served as its Acting Chief Financial Officer. From August 2002 to March 2007, Mr. Janney served in a variety of positions at Jefferson Wells, most recently as Engagement Manager. He served in a variety of senior financial positions at ZeBU, Inc., G. Gund III and Cholestech Corporation and began his career as an Audit Manager at Price Waterhouse. Mr. Janney holds a Bachelor of Science degree in Accounting and Finance from California Polytechnic State University, San Luis Obispo.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified employees, including our executive officers. Accordingly, our compensation arrangements for all of our employees must be geographically competitive. The Compensation Committee targets salaries, annual incentives, long-term incentive grant values and total direct compensation at median levels of our peers, based on the best-available market data. The Compensation Committee’s philosophy is to pay all of our employees, including our executive officers named in the Summary Compensation Table below, in ways that support our strategic objectives, and will:

•	Attract, retain, and motivate talented employees responsible for the success of the organization;

•	Provide compensation to executives that is externally competitive, internally equitable, and, for a majority of our executives, includes compensation that is performance-based;

•	Provide compensation for each executive in exchange for expected levels of performance and results;

•	Ensure that total compensation levels take into account company performance and provide executives with the opportunity to receive above market total compensation for exceptional company performance; and

•	Ensure that equity compensation is within market ranges relative to dilution and overhang.

To help achieve these objectives, the Compensation Committee considers the competitive environment, and believes that the compensation paid to our executive officers should be dependent upon our financial performance and the value that we create for our stockholders. For this reason, the Compensation Committee structures our compensation programs so that a meaningful portion of executive officer compensation is linked to achievement of our company performance goals, while still providing motivational incentives for the attainment of our short-term and long-term strategic objectives. In further support of the achievement of these objectives, the Compensation Committee does not have a policy of providing:

•	guaranteed bonuses, other than periodically as an added incentive to attracting newly hired key employees;

•	severance agreements that provide for benefits that exceed prevailing market practice; or

•	total compensation that is above competitive ranges relative to industry peers.

For fiscal year 2010, the Compensation Committee also considered the challenges we expected to face in connection with the integration of the businesses we acquired from NXP B.V. in February 2010. The acquisition of the selected assets of the television and set-top box product lines and intellectual property from NXP significantly strengthened our ability to win orders from large, strategic original equipment manufacturers. When determining compensation for our employees generally, and our executive officers in particular, for fiscal year 2010, our Compensation Committee considered the challenges faced by us in connection with the integration of the acquired businesses with our existing business, and the assimilation of the different cultures of the employees joining us from NXP. In light of our announced strategy to turn around our business following the difficult economic climate that we were facing as we entered 2010 and continue to face today, together with our substantial integration challenges that followed the NXP Acquisition, our overall compensation objectives above were balanced during fiscal year 2010 with the following concerns:

•	Be market competitive yet balanced: Our compensation program should provide market competitive compensation opportunities to our executive team by balancing the need to reward individuals during a difficult business environment with the “stockholder experience” of owning stock in a turnaround company;

•	Motivate and engage: Our compensation program should allow motivational rewards (in a reasonable and appropriate manner) for achievements of intermediate objectives and progress as well as the ultimate goal of executing the turnaround strategy and positioning us for long-term success; and

•	Focus and simplify: Compensation should not be a “distraction;” during this period, it is critical that the pay programs are simple, easily understood and that executives should see a meaningful link between their pay, achievement of the specific aspects of our operational strategy and the ultimate goal of creating long-term absolute value for our stockholders.

The Compensation Process

Operation of the Compensation Committee; Role of Its Advisers

The Compensation Committee has responsibility for, among other things, discharging the Board’s responsibilities relating to compensation and benefits of our executive officers, including responsibility for evaluating and reporting to the Board on matters concerning executive management performance, officer compensation and executive benefits plans and programs. In carrying out these responsibilities, the Compensation Committee reviews all components of executive officer compensation for consistency with our compensation philosophy. The Compensation Committee oversees and provides strategic direction to management regarding our compensation programs. It also determines the compensation of our Chief Executive Officer and all other executive officers. During fiscal year 2010, the Compensation Committee also reviewed the compensation for other senior executives reporting to our former Chief Executive Officer and former President. The Compensation Committee also reviews the broad-based equity and incentive compensation programs for our other employees.

The Compensation Committee employs Radford, an independent compensation consulting firm and a business unit of Aon (“Radford”) to provide advice on matters relating to executive compensation. The compensation consultant provides analyses and recommendations for the Compensation Committee to review in making its decisions regarding executive and employee compensation programs, but it does not decide or approve any compensation actions. For fiscal year 2010, the Compensation Committee instructed Radford to develop criteria used to identify peer companies for executive compensation and performance comparisons; compile and evaluate market data; advise on total target compensation and its elements, design changes to the short- and long-term incentive compensation plans, and review various proposals presented to the Committee by management. The Compensation Committee also considers the guidelines published by Institutional Shareholder Services concerning elements of compensation, including a review of total stockholder return and projected equity burn rate, in setting performance-based compensation and awarding equity to executive officers.

The Chairman of the Compensation Committee communicates directly with representatives of Radford, and a representative of Radford attends meetings of the Compensation Committee on an as-needed basis as requested by the Compensation Committee. In addition, upon the request of the Committee, Radford periodically provides advice related to award levels in connection with our grant of equity awards to executive officers as well as other non-officer employees. During fiscal year 2010, the amount of fees paid to Radford for services other than those related to recommending to us the amount or form of executive and director compensation was less than $120,000.

In addition, in 2009, management first retained Compensia, Inc., an independent compensation consultant (“Compensia”), to provide analyses and recommendations solely to management, and in particular, to our Chief Executive Officer. Compensia assisted our Chief Executive Officer in developing her recommendations concerning the fiscal year 2010 compensation of officers and employees reporting to her by compiling and evaluating market data on executive officer compensation, including base compensation, and short and long-term cash and equity compensation programs. Compensia also provided advice pertaining to compensation payable in connection with the NXP Acquisition concerning the coordination of compensation among our existing employees and employees newly hired as part of the acquisitions, and in connection with compensation payable to executive officers newly hired as part of the acquisitions. This advice was provided in the second half of 2009 as well as the first calendar quarter of 2010. Compensia also provided advice to management in connection with the stock option exchange described below by helping it to determine appropriate stock option exchange ratios, prepare related tender offer documentation and respond to requests for equity information from Radford. The data, analyses and advice supporting the compensation recommendations of our Chief Executive Officer were reviewed with Radford and with the Compensation Committee when explaining the basis for the recommendations; however, the Compensation Committee relied on the independent advice of Radford when reaching final agreement on executive compensation packages.

Role of Management and the Chief Executive Officer in Setting Executive Compensation

Our Chief Executive Officer and our Vice President, Human Resources, attend most meetings of the Compensation Committee, in part, and provide recommendations to the Compensation Committee regarding the design and implementation of our compensation programs, including our bonus programs and other long-term equity compensation programs, and recommend financial and other performance targets to be achieved under those programs. The Chief Executive Officer annually assesses the performance of each executive officer against the performance goals established at the beginning of the year for such officer, and meets with the Compensation Committee to review and evaluate executive officer performance. The performance of the Chief Executive Officer is assessed annually by the Compensation Committee. The Compensation Committee uses the Chief Executive Officer’s performance assessments, and its own assessment of the Chief Executive Officer, in connection with setting executive compensation, as more fully described below. The Chief Executive Officer does not attend any portion of the meeting in which such officer’s compensation is being discussed.

Peer Group Selection and Benchmarking

For fiscal year 2010, the Compensation Committee relied on data provided by Radford concerning compensation payable to similarly-situated executives, as well as burn rates and overhang data, of comparable companies in our industry. Radford reviewed our executive compensation philosophy and assessed our total direct compensation and our competitive cash and equity compensation, including base salary, target short-term incentive opportunity, target total cash compensation, total long-term equity incentive values, and calculated target total direct compensation. Radford gathered competitive market data from specific peers within the semiconductor space with similar business focus and financial profile, together with select peers from the broader high-technology industry. Radford obtained data from public SEC filings for specific peers, and its Executive High Technology Surveys targeting public high-technology companies with specified revenue levels. Market data was gathered at the 25th, 50th, and 75th percentiles.

For the Compensation Committee’s deliberations of executive compensation for fiscal year 2010, the Compensation Committee reviewed survey data from a customized benchmark group comprised of the following companies:

	Last 4 Quarters		Market Cap
	Revenue	Employees	($MM) as of
	($MM)	at FYE	10/28/09

Altera	1,140.00	2,760	5,919.20
Atheros	436.50	1,079	1,597.80
Conexant Systems	404.50	1,279	106.30
Cypress Semiconductor	682.80	4,100	1,321.30
Integrated Device Technology	591.00	2,112	980.20
Intersil	615.20	1,531	1,569.40
Microchip Technology	828.10	4,895	4,456.70
Microsemi	478.00	2,300	1,122.80
OmniVision	587.20	1,328	621.00
OSI Systems	590.40	3,151	336.40
PMC-Sierra	502.60	1,064	1,873.10
RF Micro Devices	858.60	4,095	1,079.10
Silicon Laboratories	400.80	727	1,874.80
Skyworks Solutions	807.00	3,300	1,757.80
SMART Modular Technologies	578.20	1,466	215.30
Triquint Semiconductor	623.40	2,297	802.70
Xilinx	1,640.00	3,145	6,099.90
Zoran	372.00	1,411	459.90
75th	$776.00	3,150	$1,844.30
60th	$616.80	2,392	$1,575.00
50th	$590.70	2,204	$1,222.10
Average	$674.20	2,336	$1,788.50
25th	$484.10	1,349	$666.40

In contemplation of the transformation of our business expected to occur following the closing of the NXP Acquisition, and the projected increase in the number of our employees, our market capitalization and annual revenue , the Compensation Committee determined in December 2009 to adopt a new group of peer companies against which comparative data was assessed in connection with its review of executive compensation. This new benchmark group, which the Compensation Committee reviewed with Radford, represents a blend of similarly situated semiconductor companies with median revenues of approximately $590 million and broad high-technology industry companies with revenues from $500 million to $1 billion in revenues, with median revenues of $719 million.

Radford conducted a competitive review of each of our executive officer positions (other than the Vice President and Corporate Controller position) against this set of peers, and presented its assessment to the Compensation Committee in December 2009, which thereafter determined compensation for our executive officers for fiscal year 2010. Peer data for our Vice President and Corporate Controller position was not included in the competitive review prepared by Radford for fiscal year 2010, due to the fact that the Mr. Janney had recently been hired in July 2009. At that time, the Compensation Committee had reviewed market data from the Radford data and established his initial total target compensation (excluding his one-time signing bonus) at approximately 108% of the targeted 50th percentile of the Radford High Technology Executive Compensation Survey. In light of the short period of time since Mr. Janney’s hire, in December 2009, the Compensation Committee did not request that Radford prepare market data for his position and did not review or make any changes to Mr. Janney’s annual base salary or annual target rate under our 2010 Executive Incentive Bonus Plan for fiscal year 2010.

Elements of Compensation and How Each Element is Chosen

Our executive officer compensation program includes three main elements:

•	base salary,

•	cash bonus based upon participation in a bonus pool tied to our attainment of pre-established objectives, and

•	long-term stock-based incentive awards, in the form of stock options, restricted stock and performance share awards designed to align the interests of our executive officers and our stockholders.

The Compensation Committee believes that our compensation mix should support our goal of providing a meaningful portion of executive compensation in the form of at-risk compensation. By tying payment to company performance, with upside potential for extraordinary performance, the Compensation Committee believes that the interests of our executive officers will be aligned with those of our stockholders. The Compensation Committee also seeks to establish compensation packages that will facilitate our ability to attract and retain superior executive talent.

In setting the mix among the different elements of executive compensation, the Compensation Committee does not target specific relative allocations, but generally seeks to weight total target compensation more heavily toward performance-based components. For fiscal year 2010, however, the Compensation Committee determined that the potential bonus amounts that could be earned by an executive at target levels of performance under our incentive bonus plan would be equal to only 50% of his or her annual target bonus amount, as further described below. In addition, the target base salary rates for our former Chief Executive Officer and our former President were higher than our competitive range due to factors relating to our NXP Acquisition, as further described below. As a result of these factors, approximately 46% of total target compensation for our named executive officers for fiscal year 2010 was “at-risk” in the form of bonus awards based on our incentive bonus plan performance, stock options and performance share awards.

The compensation mix for our Chief Executive Officer, and the average compensation mix for the other named executive officers for fiscal year 2010, at target, were approximately as follows:

The values reflected in these charts were calculated based upon the following:

•	base salary rates approved by the Compensation Committee for fiscal year 2010, on an annualized basis (although these rates did not become effective until February 2010, as described further below);

•	bonus amounts which could be earned by a named executive officer under our 2010 Executive Incentive Plan at target performance levels, as described further below; and

•	equity award values set forth in the Grant of Plan-Based Awards table below.

The discretionary and retention bonuses, and the other compensation reported on the Summary Compensation Table below, were not included in the above analysis or charts. The Compensation Committee did not include the discretionary bonuses for Messrs. Mangan and Teichmann in its determination of target compensation for fiscal year 2010 because these were non-recurring compensation awards which were specifically conditioned upon the occurrence of the strategic NXP Acquisition, or the discretionary bonus for Mr. Janney because it was not yet contemplated in December 2009. Further, it did not include the extraordinary retention bonus for Mr. Lagomichos in its analysis and determination of his target compensation for fiscal year 2010 because our obligation to provide such bonus was a contractual obligation assumed from NXP as part of the NXP Acquisition and not part of our long-term compensation strategy. The Compensation Committee did, however, take this bonus obligation into account when determining the mix of equity types to be granted to Mr. Lagomichos in fiscal year 2010, as further explained below.

The Compensation Committee generally targets our executive officer compensation against our peer companies as follows:

Elements of Compensation	Percentile

Base Salary	50th
Target Total Cash	50th
Long-Term Equity Incentives	50th

Actual executive officer compensation may be above or below the stated philosophy based upon experience, scope of position and individual performance as assessed by the Chief Executive Officer and the Compensation Committee. Compensation positioning is reviewed annually in order to assess the appropriate pay levels and pay mix for each individual. The Compensation Committee specifically reviews total target compensation relative to market for each executive with a view that such executive’s total target compensation should approximate market median levels. The Compensation Committee then reviews individual components of total target compensation. Compensation is considered competitive if base salary is within 90% to 110% of the target pay position, total target cash is within 85% to 115% of the target pay position, and target long-term equity incentive values are within 70% to 130% of the target position.

In addition, business results and individual contribution and performance from the most recently completed fiscal year factors heavily in setting executive compensation. In December 2009, the Compensation Committee conducted a thorough review of our current compensation practices, reviewed a summary of our annual performance review process and evaluated management’s proposals for fiscal year 2010 compensation, including merit increases and promotions, prior to approving fiscal year 2010 executive compensation.

For our executive officers other than Mr. Janney, fiscal year 2010 total target compensation was on average at 69% of the target total. For Mr. Janney, fiscal year 2010 total target compensation was within the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package.

To manage our business in the economic environment that existed during fiscal year 2010, we took a variety of steps to help manage our costs and, ultimately, increase our stock price, including: conducting global reductions in force; limiting salary increases for our employees; implementing a program for mandatory use of accrued vacation; and reducing the amount of annual cash bonuses paid to employees in fiscal year 2010.

Base Salary

As noted above, the Compensation Committee on average seeks to target the base salary of our executive officers at the 50th percentile, although there are exceptions as a result of individual performance, historical salaries and internal pay equity factors. After taking into account the difficulty the executive team would face in undertaking a major integration effort following the NXP Acquisition, but also keeping in mind that a net loss was projected for fiscal year 2010, the Compensation Committee decided in December 2009 to make the following fiscal year 2010 changes to the base salaries of our Chief Executive Officer, President and the named executive officers reporting to them, effective upon the closing of the NXP Acquisition.

	Base Salary as of	Base Salary for
Name	12/31/09	Fiscal Year 2010	Percentage Increase

Sylvia Summers Couder	$495,000	$650,000	31.3%
Christos Lagomichos	N/A	$628,000	N/A
Pete J. Mangan	$270,000	$300,000	11.1%
David L. Teichmann	$285,000	$300,000	5.3%

The change in Ms. Summers’ salary was also intended to create greater parity with Mr. Lagomichos, who reported to Ms Summers starting in February 2010, as we were contractually required to continue the level of his prior NXP salary in connection with the NXP Acquisition. Before joining us, Mr. Lagomichos had an annual base salary of $628,000. As a result, the annualized base salary rate targeted for, and the actual base salary earned by, each of Mr. Lagomichos and Ms. Summers for fiscal year 2010 exceeded our competitive range for base salary. Annualized target and actual base salary earned for all other named executive officers for fiscal year 2010 fell within our competitive range. In aggregate, average annualized target and actual base salary earned for our named executive officers (other than Mr. Janney) for fiscal year 2010 were approximately 117% and 112%, respectively, of the target base salary, primarily due to Mr. Lagomichos’ salary at the time of the NXP acquisition. Mr. Janney’s target and actual base salary for fiscal year 2010 were within the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package.

Annual Incentive Compensation

Executive Incentive Bonus Plan.  As part of the total cash compensation, our named executive officers are eligible for incentive compensation under our non-stockholder-approved Executive Incentive Bonus Plan.

Annual Target Rates and Bonus Amounts.  For fiscal year 2010, the Compensation Committee approved an Executive Incentive Bonus Plan under which it established an annual target bonus amount for each named executive officer. This target bonus amount was based upon an annual target rate expressed as a percentage of each executive’s base salary. The Compensation Committee set the annual target bonus amount for named executive officers (other than Mr. Janney) to correspond to the 50th percentile of the market survey data provided by Radford Consulting. As further described below, however, for fiscal year 2010 our named executive officers were eligible to receive only 50% of the annual target bonus amount for performance at the target levels established by our Compensation Committee.

Accordingly, based upon these reduced potential bonus payments at target performance levels and the annualized base salary rates for fiscal year 2010, total target cash for our named executive officers (other than Mr. Janney), excluding Mr. Lagomichos, fell within or below our competitive total target cash range. Total target cash for Mr. Lagomichos was above our competitive total target cash range due to the requirement that we continue the level of his prior NXP salary, as explained above, and the fact that his target bonus was based in part upon his base salary rate. Mr. Janney’s total target cash for fiscal year 2010 was within the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package.

The Compensation Committee believes that the more senior the officer, the greater responsibility for overall company performance and therefore the greater the ability to impact company performance, and accordingly, an increasingly higher proportion of total cash compensation should be at risk and payable only upon achievement of company performance. As a result, the annual target rates for our Executive Bonus Plans vary depending on the officer’s position and the perceived ability of each officer to impact our financial results and drive stockholder value. The annual target rates approved by the Compensation Committee for each named executive officer for fiscal year 2010 were unchanged from the six-month transition period ended December 31, 2009. Such annual target rates, and the corresponding annual target bonus amounts and potential bonus amounts at target performance levels, are shown below:

			Annual Target	Potential Bonus
	Base Salary	Annual Target	Amount	Amounts at Target
Name	($)	Rate (%)	($)	Performance Levels

Sylvia Summers	650,000	100	650,000	325,000
Christos Lagomichos	628,000	100	628,000	314,000
Pete J. Mangan	300,000	60	180,000	90,000
David L. Teichmann	300,000	75	225,000	112,500
Richard Janney	220,000	40	88,000	44,000

Plan Targets and Objectives.  Under our Executive Incentive Bonus Plans, achievement of results against targets and objectives approved by the Compensation Committee generally determines actual payouts. For the Executive Incentive Bonus Plan for fiscal year 2010, the Compensation Committee established revenue and operating margin targets and strategic objectives, representing 40%, 40% and 20%, respectively, of the total potential target bonus opportunity under the plan. Under the Executive Incentive Bonus Plan for fiscal year 2010, “revenue” meant the total amount of revenue derived from the sale of all of our products and services during fiscal year 2010. “Operating margin” under this plan meant total revenue minus the total cost of goods sold and total operating expenses (before taxes and interest), and was calculated on a non-GAAP basis to exclude stock-based compensation expense, stock option investigation-related net expenses, IP amortization, software license fee adjustments, investment gain or loss on sales of equity held by us, restructuring charges and extraordinary litigation expenses.

Under the 2010 Executive Incentive Bonus Plan, revenue for fiscal year 2010 had to be greater than or equal to $500 million, and operating margin dollars had to be greater than or equal to negative $68.2 million, before any payments for achievement of financial objectives would be made under the plan. Target annual total revenue was $625 million, and target operating margin was the same as the threshold amount. These financial threshold and target amounts were based upon the operating plan approved by our Board of Directors for fiscal year 2010. For fiscal year 2010, we achieved revenue of $559.1 million and operating margin of $(62.9) million, representing 89.5% and 107.7% of the respective target amounts for such metrics.

For fiscal year 2010, the annual strategic objectives established by the Compensation Committee under the 2010 Executive Incentive Bonus Plan for Ms. Summers and Messrs. Lagomichos, Mangan and Teichmann were identical for each of them, and focused on (i) post-NXP Acquisition integration and organizational effectiveness, (ii) new product effectiveness; and (iii) profitability and market share at a key customer. The Compensation Committee determined that it was appropriate for these officers’ goals to be identical because of its belief that the leadership team would be most effective following the NXP Acquisition in successfully integrating the assets, products and personnel of NXP with Trident if these officers had a unified focus on a common set of goals. The relative weighting of these goals was 50%, 25% and 25%, respectively. Because Mr. Janney did not report to either our Chief Executive Officer or President, the performance goals established for him by the Compensation Committee for fiscal year 2010 were focused on our finance department’s functional objectives, set by Ms. Summers in consultation with Mr. Mangan. Mr. Janney’s performance goals were measured semi-annually, consistent with the incentive plan applicable to our most senior sales, operations and engineering executives. For the first half of fiscal year 2010, these goals focused principally on closing the NXP Acquisition, integration of financial processes, financial implementation of the annual operating plan and development of financial procedures and policies. For the second half of fiscal year 2010, his goals focused on improving internal reporting of financial metrics to support our business, building and training the global finance organization and selecting an enterprise resource planning vendor. For fiscal year 2010, Ms. Summers and Messrs. Lagomichos, Mangan and Teichmann achieved their strategic objectives at the 82% level. Mr. Janney achieved his strategic objectives at the 92% level and the 90% level for the first half and second half of fiscal year 2010, respectively.

Award Payouts.  Because the operating plan indicated that Trident would continue to operate at a loss for fiscal year 2010, the Compensation Committee determined that achievement of total annual revenue at or above the threshold amount of $500 million but less than $781 million, and achievement of operating margin at or above the threshold amount of negative $68 million but less than break-even, would result in a payout under the plan at a maximum of 50% of the annual target bonus amount. This decision was made to reflect the reduced financial performance expected by Trident, and the continuing net loss that we expected to achieve, as a result of the continuing difficult economic climate. Achievement of total annual revenue of $781 million and break-even operating margin would have resulted in a payout under the plan at 100% of the annual target bonus amount. Each dollar of annual total revenue and/or operating margin achieved in excess of these amounts would result in an increase in the total potential payment for achievement of each such metric, up to a maximum of 200% of the target amount for the portion of the annual target bonus amount to be derived from each such metric. In aggregate, strategic objectives could be achieved at a maximum of 175% of the target amount for the portion of the annual target bonus amount to be derived from such metric.

Accordingly, award payouts were calculated as follows, subject with respect to the revenue and operating margin elements to attaining the corresponding thresholds described above:

Revenue:	Actual Revenue/$625 million		x	40%	x	50%	x	Annual Target Amount
		+
Operating Margin:	$(68) million/Actual Operating Margin $		x	40%	x	50%	x	Annual Target Amount
		+
Strategic Objectives:	Assessed percentage achievement		x	20%	x	50%	x	Annual Target Amount

Under the Executive Incentive Bonus Plan for fiscal year 2010, the Compensation Committee had the discretion to adjust up or down, or eliminate, the total amount payable to each named executive officer after completing the above calculations, subject to the proviso that an individual named executive officer’s total bonus payments under this plan could not exceed 200% of his or her annual target amount.

Accordingly, we paid the following bonuses to our executive officers for fiscal year 2010:

Name	2010 Bonus Earned

Sylvia Summers	$309,660
Christos Lagomichos	$299,179
Pete J. Mangan	$85,992
David L. Teichmann	$107,240
Richard Janney(1)	$52,755

(1)	Mr. Janney, along with our most senior sales, operations and engineering executives, was eligible to receive a mid-year bonus payment under the 2010 Executive Incentive Bonus Plan for performance during the first half of fiscal year 2010, based solely upon achievement of strategic objectives for such period. Performance at the target level would have resulted in a mid-year bonus payment equal to 5% of his target bonus amount (which is equal to one-half of the annual bonus opportunity for achievement of strategic objectives at target performance levels). For the first half of fiscal year 2010, Mr. Janney earned a bonus of $4,048 based on a 92% achievement of the semi-annual strategic objectives applicable to our finance department. After such payment, Mr. Janney remained eligible to earn an additional amount under the 2010 Executive Incentive Plan based upon achievement of semi-annual strategic objectives applicable to our finance department for the second half of fiscal year 2010 and the annual financial objectives. Performance at target levels would have resulted in a final bonus payment equal to 45% of his target bonus amount (which is equal to the annual bonus opportunity for achievement of financial objectives at target performance levels plus one-half of the annual bonus opportunity for achievement of strategic objectives at target performance levels). Based on our 82% achievement of the annual financial objectives, and Mr. Janney’s 90% achievement of the semi-annual strategic objectives applicable to our finance department for the second half of fiscal year 2010, Mr. Janney would have earned a bonus of $38,707. Pursuant to its discretion under the 2010 Executive Incentive Plan, the Compensation Committee determined to increase this bonus payment to Mr. Janney by $10,000 in recognition of his outstanding contributions during the year, taking into consideration the recommendations of Mr. Mangan, his manager, and Mr. Geyres, for a total payment for the second half of fiscal year 2010 equal to $48,707.

Based upon these bonus payments (but excluding retention and discretionary bonuses) and the annualized base salary rates, actual earned total cash for fiscal year 2010 for our named executive officers (other than Mr. Janney), excluding Mr. Lagomichos, fell either below or within our competitive target total cash range. Actual earned total cash for Mr. Lagomichos for fiscal year 2010, excluding his retention bonus, was above the target due to the requirement that we continue the level of his prior NXP salary, as explained above, and the fact that his target bonus was based in part upon his base salary rate. Average actual earned total cash for our named executive officers (other than Mr. Janney) for fiscal year 2010, excluding retention and discretionary bonuses, was approximately 95% of target total cash. Mr. Janney’s actual earned total cash for fiscal year 2010, excluding his discretionary bonus, was within the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package.

Discretionary and Retention Bonuses.  In addition, Pete J. Mangan, Executive Vice President and Chief Financial Officer, David L. Teichmann, Executive Vice President, General Counsel and Corporate Secretary, and Richard Janney, Vice President and Corporate Controller, each received a one-time discretionary cash bonus of $150,000, $150,000 and $30,000, respectively, following completion of the NXP Acquisition. The Compensation Committee approved each of these bonuses in light of the significant and transformational nature of the NXP Acquisition, which resulted in dramatic changes to our business, and in recognition of the significant efforts and contributions of each of Messrs. Mangan, Teichmann and Janney in connection with the NXP Acquisition.

In connection with the NXP Acquisition, we agreed to assume NXP’s obligations to make certain retention bonus payments to Mr. Lagomichos after the closing. Accordingly, the Compensation Committee approved and made retention bonus payments to Mr. Lagomichos in fiscal year 2010 in the aggregate amount of $1,112,250. As described below, Mr. Lagomichos did not receive a restricted stock award in fiscal year 2010 in light of these retention bonus payments.

Taking into account the discretionary and retention bonuses described above, along with the bonus payments made under our 2010 Executive Incentive Plan and the annualized base salary rates, actual earned total cash for fiscal year 2010 for all our named executive officers (other than Mr. Janney), excluding Mr. Lagomichos and Mr. Teichmann, fell either below or within our competitive target total cash range. After including his retention bonus, actual earned total cash for Mr. Lagomichos was above the target due to the requirement that we continue the level of his prior NXP salary, as explained above, and the fact that his target bonus was based in part upon his base salary rate, and the requirement that we assume NXP’s retention bonus obligations to Mr. Lagomichos. After including his discretionary bonus, actual earned total cash for Mr. Teichmann was above the target due to his discretionary bonus for services relating to the NXP Acquisition. After including discretionary and retention bonuses, average actual earned total cash for our named executive officers (other than Mr. Janney) for fiscal year 2010 was approximately 153%. After including his discretionary bonus, actual earned total cash for Mr. Janney was within the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package.

Equity Compensation Awards

Equity compensation has traditionally been an important element of our executive compensation program, aligning the interests of our executives with those of our stockholders. Because the value of the equity awards will increase only when Trident performs and increases stockholder value, the grant of such equity awards provides long-term incentives to our executive officers. These awards not only serve to align the executives’ interests with those of the stockholders over an extended period of time, but additionally they are generally subject to vesting in connection with continued service to us over a specified period of time, and therefore serve as an additional retention mechanism. The Compensation Committee believes that both of these elements are important factors in executive compensation. In addition, we operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools that our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Attracting and retaining talented people, particularly in the Far East, is critical to our ability to continue to succeed in the digital media business. Our Board of Directors, and the Compensation Committee, both believe it is important that our employee stock incentive program provide us with a range of incentive tools and sufficient flexibility to permit us to award equity incentives in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

Beginning in July 2007, the Compensation Committee began to implement a change in our current compensation philosophy by shifting from the exclusive use of stock options that we relied upon in prior periods, to using a mix of stock options and other equity-based incentives (such as restricted stock rights) to provide long-term equity incentives to our employees. New hire grants and merit awards made to executive officers for fiscal year 2009 and earlier, were comprised of both stock option grants and awards of restricted stock. The Compensation Committee believes that the grant of restricted stock may have a retention value greater than merit-based stock option grants, as there is value in the restricted stock grant even if the price of our common stock does not increase. For fiscal year 2010, the Compensation Committee introduced performance share awards to the mix of equity grants.. The Compensation Committee believes that such awards, which are targeted to specific share prices that must be achieved over a four-year period, serve to align the interests of our executive officers and our stockholders and provide a meaningful and transparent measure of our performance.

New Hire Grants

Generally, we grant equity awards to our new employees, including our newly-hired executive officers, in connection with the start of their employment. Equity granted to newly hired non-executive officers is determined according to pre-established parameters approved by the Compensation Committee for employees at pre-determined levels equivalent to the level at which the newly-hired employee is placed. Equity granted to newly-hired executive officers is negotiated between such officer and our Chief Executive Officer, after consultation with and approval of the Compensation Committee, but subject to the market data provided by Radford for similar positions among our peer group companies. Such equity compensation is determined based upon the executive’s experience and performance, the value of equity that may be forfeited as a result of joining Trident, and upon available information concerning the competitive packages offered to executives in similar jobs at companies with which we are competitive for personnel, including the survey data provided by Radford described above.

Annual Merit Grants

We typically grant to each executive officer an annual long-term equity incentive award following completion of the fiscal year and in connection with establishing compensation for the next fiscal year, with the goal of providing continued incentives to retain executives and improve corporate performance. The Compensation Committee typically grants these awards following the review and evaluation of each executive officer’s performance, generally concurrently with our annual merit-based review of our rank-and-file employees. In considering equity grants, the Compensation Committee also considers the equity usage burn rate of all grants made by us during the fiscal year, with an objective that total equity granted to employees, including executive officers, during the fiscal year be within a range that is within guidelines published by Institutional Shareholder Services.

In order to determine the appropriate form and size of fiscal year 2010 equity awards for the named executive officers, the Compensation Committee evaluated the benchmark survey data provided by Radford for median total target compensation and long-term equity incentive compensation. The Compensation Committee then considered each individual’s experience, the scope of such individual’s responsibilities, his or her performance in the applicable role, his or her expected future contribution to our goals and stockholder value, together with the value of the target base salary and incentive compensation for each executive officer, as well as the competitive positioning of the value of the executive officer’s total target compensation relative to the targeted range of the 50th percentile, in deciding grants. As noted above, the Compensation Committee also considered grant size as a percentage of shares outstanding, and the dilutive impact of the potential grants relative to projected equity burn rate and the Institutional Shareholder Services guidelines.

Merit based annual stock option grants made to executive officers prior to fiscal year 2010 generally have vested annually over the four years following the date of grant in equal installments on the anniversary of the date of grant, subject to the officer’s continued employment with us, with restricted stock awards to executive officers generally vesting over three years.

In December 2009, in connection with the annual performance review of our Chief Executive Officer, President and the executive officers reporting to them, and in anticipation of the completion of the NXP Acquisition, the Compensation Committee approved the grant to these executive officers of a combination of nonstatutory stock options and restricted stock awards that each vest in four equal annual installments at the rate of 25% per year. The Compensation Committee also approved the grant of performance-based share awards to these executive officers, based upon an absolute total stockholder return, that vest over an overall performance period of three years, with threshold payment of 50% of target, and maximum payment of 150% of target. One-third of the performance-based share awards shall vest on each of the second, third and fourth anniversaries of the date of grant, subject to achievement of the price targets for the immediately preceding calendar year established by the Compensation

Committee. This was the first time these executive officers were broadly granted performance share awards as part of the annual merit review process.

For Ms. Summers, the number of shares subject to each award type was determined to weigh more on performance share awards due to her position and critical role in driving the future success of our company. Based on the equity award values set forth in the Grant of Plan-Based Awards table, the performance shares represented approximately 42% of the total value of her 2010 equity awards and the remaining value was divided evenly between the restricted shares and options awarded. For Messrs. Teichmann and Mangan, the Compensation Committee weighed approximately 25% of equity grant value on the performance share awards and divided the remaining value equally between the options and the restricted stock awards. However, in the case of Mr. Lagomichos, our former President, all equity granted to him was in the form of a stock option and a performance share award only, with no award of restricted stock made in light of the relatively large non-performance based cash retention payments which were obligated to make to Mr. Lagomichos following the NXP Acquisition pursuant to our assumption of such payment obligations from NXP. These equity awards were approved for grant contingent and effective upon the closing of the NXP Acquisition, which closed on February 8, 2010, and were made under our stockholder-approved 2010 Equity Incentive Plan.

The Compensation Committee separately awarded a grant of restricted stock to Mr. Janney in July 2010 in connection with our annual focal review of compensation. Such award vests over a three-year period from the grant date, and was made under our stockholder-approved 2010 Equity Incentive Plan.

In summary, the following equity grants were approved for our named executive officers in fiscal year 2010:

				Closing Price of
		Number of Shares	Number of	Our Common
	Number of Stock	of Restricted Stock	Performance	Stock on
Name	Options Granted	Granted	Shares Granted	Grant Date

Sylvia Summers	144,000	82,000	188,000	$1.81
Christos Lagomichos	109,000	—	187,000	$1.81
Pete Mangan	58,000	33,000	33,000	$1.81
David Teichmann	44,000	25,000	25,000	$1.81
Richard Janney	—	8,000	—	$1.35

The Compensation Committee believed that the grants made to the named executive officers in fiscal year 2010 were aligned with the market in terms of incentive opportunity based upon projected potential stock performance. However, target and actual total long-term incentive compensation for each of our named executive officers (other than Mr. Janney) for fiscal year 2010 fell below our competitive range, averaging 33% of target total long-term incentive compensation (based on grant date fair value), due to our stock price at grant. Target and actual total long-term incentive compensation for Mr. Janney was also below the competitive range targeted by the Compensation Committee based on the data used to determine his initial compensation package for the same reason.

Stock Option Exchange.  In February 2010, we offered option holders who are current employees of Trident or any of its subsidiaries the opportunity to exchange certain outstanding options to purchase shares of our common stock having a per share exercise price equal to or greater than $4.69 for a lesser number of shares of restricted stock or restricted stock units, calculated in accordance with applicable exchange ratios set forth in the offer. The offer concluded on March 10, 2010. We commenced this offer as a result of the impact of the global economic downturn on our revenues and profitability and the broader semiconductor industry as a whole. Like many companies, we have experienced a steep decline in our stock price over the last two years. In the context of these economic and market realities and their effect on our business and stock price, we found it challenging to deliver meaningful incentives to retain, compensate and motivate our employees. As a result of the decline in our stock price over the past two years, a substantial portion of our employees held options with exercise prices significantly higher than the current market price of our common stock. We believe these “underwater” options were not sufficiently effective as performance and retention incentives. To promote long-term stockholder value, we decided that we needed to maintain competitive employee compensation and incentive programs that will assist us to motivate and retain our employees. By offering to replace significantly underwater options with restricted stock rights, which are designed to provide value without regard to an exercise price, we believed the option exchange offered a meaningful incentive for eligible employees. In addition, since many of the eligible options had been underwater for extended periods, employees had little or no incentive to exercise them. Coupled with periodic grants of options to new and continuing employees, the number of shares subject to outstanding options had steadily increased as a percentage of our total shares of common stock outstanding, creating a significant stock option “overhang.” Because participating employees received significantly fewer restricted stock rights than the numbers of shares subject to the options they surrender, the option exchange reduced this option overhang, particularly those options having the highest exercise prices and the least employee retention value. The option exchange also enabled us to recapture value from compensation expense that we already have incurred and will continue to incur with respect to outstanding underwater stock options. Generally, when stock options are granted to employees, we bear a compensation expense that reduces our net income. This expense is based upon the fair value of the stock options determined on their grant dates using the Black-Scholes option valuation model. Under applicable accounting rules, we will continue to be obligated to recognize compensation expense with respect to underwater options, even if these options are never exercised. Rather than continuing to recognize this expense for underwater options that are of limited to no value in motivating and retaining our employees, the option exchange enabled us to realize the intended benefits of the original awards without any material increase in compensation expense. Finally, the option exchange was designed to align our existing equity compensation programs with our current compensation philosophy of shifting from the exclusive use of stock options to using a mix of stock options and other equity-based incentives (such as restricted stock rights) to provide long-term equity incentives to our employees.

Our executive officers and members of our Board of Directors were not entitled to participate in this option exchange, as our Compensation Committee believed that the interests of executive officers and directors should continue to be aligned with those of our stockholders.

Internal Pay Equity.  In determining the size of equity awards made to our Chief Executive Officer and our other executive officers, the Compensation Committee is mindful of internal pay equity considerations and the total burn rate for all equity granted to employees of the Company. Since the equity component represents such a substantial portion of each executive officer’s total direct compensation, the Compensation Committee expects to continue to grant future equity awards to executive officers with internal equity in mind so that a fair and equitable ratio is maintained between the total direct compensation of our Chief Executive Officer and that of each of our other executive officers, but within the guidelines for total burn rate established by Institutional Shareholder Services.

Stock Ownership Guidelines.  At present, we do not have any equity or security ownership requirements for our executive officers. Prior to her resignation, our former Chief Executive Officer, Ms. Summers, agreed to maintain beneficial ownership of no less than the number of shares of our common stock that had a value equal to four times her annual base salary, to be achieved by no later than the fourth anniversary of her employment start date. Our Board of Directors has also adopted stock ownership guidelines applicable to our non-employee members of the Board, described above under “Information about the Trident Board of Directors — Director Compensation.” These stock ownership guidelines were applicable to Mr. Geyres prior to his appointment as our Interim Chief Executive Officer in February 2011, and the Compensation Committee determined in October 2010 that he was then in compliance with such guidelines.

Change in Control and Severance Agreements

The named executive officers are employed at-will. However, in January 2008, we adopted a change in control plan applicable to our executive officers that provides that executive officers and key employees designated by the Compensation Committee are entitled to specified compensation and benefits if, within a “Change in Control Period,” the participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason.” These benefits are intended to retain our officers during the pendency of a proposed change in control transaction and align the interests of our officers with our stockholders in the event of a change in control. We believe that proposed or actual change in control transactions can adversely impact the morale of officers and create uncertainty regarding their continued employment. Without these benefits, officers may be tempted to leave our employ prior to the closing of the change in control, especially if they do not wish to remain with the entity after the transaction closes, and any such departures could jeopardize the consummation of the transaction or our interests if the transaction does not close and we remain independent. The Compensation Committee believes that these benefits therefore serve to enhance stockholder value in the transaction, and align the officers’ interest with those of our stockholders in change in control transactions.

In 2010, the Compensation Committee reviewed data prepared by Radford upon its request regarding market competitive severance programs for executive officers. In order to enable us to be more competitive with respect to the hiring and retention of its executive officers relative to the companies with which we compete for talent, the Compensation Committee sought to implement a severance plan that would more closely approximate the prevailing market practice among our peer group. Accordingly, in late 2010, the Compensation Committee determined to amend the change in control plan applicable to our executive officers to include specified severance benefits in situations other than a change in control.

The benefits under the amended change in control plan are described under “Calculation of Potential Payments upon Termination or Change in Control” in this proxy statement, and the potential payments that each of the named executive officers would have received if a change in control or termination of employment would have occurred on December 31, 2010 are set forth under such section below.

Other Benefits

In fiscal year 2010, we provided other customary benefits that are comprehensive and apply uniformly to all of our employees, including our named executive officers. The purpose of this element of compensation was to provide assurance of financial support in the event of illness or injury, encourage retirement savings and provide a competitive total compensation package to employees. Our employee benefits program for fiscal year 2010 included medical, dental, prescription drug, medical flexible spending accounts, dependent care flexible spending accounts, vision care, disability insurance, life insurance, business travel insurance, 401(k) savings plan with employer match, educational assistance, employee assistance program, holidays, and a paid time off program. We do not provide a defined benefit retirement pension plan, or the use of company vehicles to our executive officers, although in fiscal year 2010 we provided to one of our named executive officers a car allowance of up to $10,000.00 per year and to two of our named executive officers supplemental life insurance that pays up to $3,000,000. We also provided supplemental medical insurance benefits to three of our named executive officers.

Tax Considerations

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations, which restrict deductibility of executive compensation paid to our Chief Executive Officer and each of our three other most highly compensated executive officers (other than the Chief Financial Officer) holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options and performance share awards granted under our stockholder-approved 2010 Equity Incentive Plan would generally qualify for an exemption from these restrictions so long as such awards are granted by a committee whose members are “outside directors” (as defined by Section 162(m)) and, with respect to options, have an exercise price no less than the fair market value of the shares on the date of grant. We expect that the Compensation Committee will continue to be comprised solely of outside directors, and that any options granted to our executive officers will be approved by the Compensation Committee for grant under our 2010 Equity Incentive Plan.

Award Granting Procedures

All equity awards granted to our executive officers are approved by the Compensation Committee at a meeting of the Compensation Committee, with the effective grant date of such award to be the later of (i) the second trading day following our public announcement of our financial results for the preceding quarter or (ii) the date of the meeting. The exercise price of options granted to executive officers is equal to the closing price of our common stock as reported by the NASDAQ Global Select Market on the grant date.

In addition, we monitor the number of shares that we are utilizing for all of our equity compensation programs, including new hire grants, promotional grants and annual merit grants, in order to prudently manage stock option expense and potential dilution of stockholder ownership.

We have an insider trading policy that prohibits employees from hedging the economic risk of ownership. No employee, including our executive officers, may engage in short sales of our stock, and we have prohibited selling or purchasing puts or calls on our stock.

Risk Considerations

Although a significant percentage of the compensation payable to our executive officers is performance-based compensation, the Compensation Committee has reviewed our compensation policies and practices for all employees, and determined that our risk oversight and compensation design features guard against excessive risk. The Compensation Committee believes that the following practices ensure consistent leadership, decision-making and actions among our executive officers in a manner that minimizes inappropriate or unnecessary risks:

•	Our Board of Directors maintains responsibility for risk oversight. The Board of Directors regularly reviews our strategic, financial and execution risks with senior members of management, together with the exposures related to such risks, including those financial decisions that impact our compensation programs, particularly those tied to our annual operating plan.

•	Our Board of Directors, including the members of our Compensation Committee, were involved in many discussions with management concerning the impact of the two acquisitions completed in the fiscal year ended June 30, 2009 and early during fiscal year 2010 on our strategic and financial objectives, our operating plan and our capital expenditures, and considered these discussions when setting executive compensation for fiscal year 2010 and the Executive Incentive Bonus Plan.

•	We generally use the same financial performance measures for our annual cash incentive bonus plans for all of our executive officers, non-officer executives and senior employees and our other employees.

•	We have designed our internal controls over financial reporting and the measurement and calculation of our compensation goals, in particular our determination of revenue and operating margin dollars to which our annual cash incentive bonus plans are subject, to prevent manipulation by any employee, including our executive officers. In addition, the performance goals to which our annual cash incentive bonus plans are subject are designed to focus the attention of our employees, including our executive officers, on revenue growth and profitability, aligning their interests with those of our stockholders, balancing the short term financial metrics with the award of stock options, time-based restricted stock awards and performance share awards. The financial opportunity in our long-term equity incentive awards is best realized through long-term appreciation of our stock price, which also mitigates excessive short-term risk-taking.

Report of the Compensation Committee

We, the Compensation Committee of the Board of Directors of Trident Microsystems, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Brian R. Bachman (Chairman)
J. Carl Hsu
David M. Kerko

Summary Compensation Table

The following table sets forth information concerning the compensation earned during fiscal year 2010, the six month transition period ended December 31, 2009, and the fiscal years ended June 30, 2009 and June 30, 2008, by our Chief Executive Officer, our Chief Financial Officer, and our three other highest paid executive officers (referred to throughout this proxy statement as our “named executive officers”):

								Non-Equity
					Stock		Option	Incentive Plan	All Other
Name and		Salary	Bonus		Awards		Awards	Compensation	Compensation		Total
Principal Position	Year(1)	($)(2)	($)(3)		($)(4)		($)(5)	($)(3)(6)	($)		($)

Sylvia D. Summers(7)	2010	634,148	—		365,873		148,594	309,660	33,024	(8)	1,491,299
Former Chief	6MO 09	247,500	—		117,572		209,628	—	12,138	(9)	586,838
Executive Officer	2009	495,000	—		154,397		658,207	—	23,625	(10)	1,331,229
	2008	348,906	—		1,435,712	(11)	870,958	185,031	18,895	(12)	2,859,502
Christos Lagomichos(13)	2010	563,992	1,112,350	(14)	216,297		112,477	299,179	30,784	(8)	2,335,079
Former President
Pete J. Mangan	2010	291,163	150,000	(15)	97,900		59,850	85,992	24,486	(8)	709,391
Executive Vice	6MO 09	132,923			58,786		104,814	—	11,523	(9)	308,046
President and Chief	2009	255,718			88,946		226,107	—	22,670	(10)	593,441
Financial Officer	2008	101,891	62,000	(16)	—		205,703	22,086	9,591	(12)	401,271
David L. Teichmann	2010	298,466	150,000	(17)	74,167		45,404	107,240	46,063	(8)	721,340
Executive Vice President,	6MO 09	142,500	—		58,786		104,814	—	19,593	(9)	325,693
General Counsel and	2009	285,000	—		127,072		120,275	—	37,220	(10)	569,567
Corporate Secretary	2008	283,904	—		—		202,514	114,143	38,024	(12)	638,585
Richard Janney(18)	2010	220,000	30,000	(19)	10,800			52,755	21,655	(8)	335,210
Vice President and Corporate Controller	6MO 09	92,513	10,000	(20)	42,000		40,313	—	8,519	(9)	193,345

(1)	“2010” refers to the full fiscal year ended December 31, 2010. “6MO 09” refers to the six month transition period from July 1, 2009 through December 31, 2009. In connection with the NXP Acquisition, we changed our fiscal year end from June 30 to December 31, resulting in the shortened reporting period. “2009” and “2008” refer to the full fiscal years ended June 30, 2009 and June 30, 2008, respectively.

(2)	Includes amounts (if any) deferred at the named executive officer’s option under our 401(k) plan.

(3)	Performance-based bonuses are generally paid under our Executive Bonus Plan and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee and are in addition to the amount (if any) earned under the applicable year’s Executive Bonus Plan.

(4)	The amounts shown reflect the aggregate grant date fair value of restricted stock awards and, for fiscal year 2010 for our named executive officers other than Mr. Janney, performance share awards, in each case computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant. In February 2010, performance share awards were granted to named executive officers other than Mr. Janney in connection with the multi-year performance share award program described in our Compensation Discussion and Analysis under the heading “Equity Compensation.” The grant date fair value of each performance share award is measured based on the probable outcome of the performance conditions on the date of grant. For a discussion on the valuation model and assumptions used to calculate the fair value of our restricted stock and performance share awards (other than the restricted stock award referenced in footnote (11) below), refer to Note 8 to Notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 4, 2011.

The potential maximum grant date value of the performance share awards granted in fiscal year 2010, assuming the highest level of performance conditions is achieved and computed in accordance with FASB ASC Topic 718, is the same as the grant date value based upon the probable outcome of the performance conditions on the date of grant as set forth in the above table.

While the reported amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, they may not correspond to the actual value that will be recognized by the named executive officers. The actual value that a named executive officer will realize on shares of stock subject to a restricted stock award or performance share award will depend on the number of shares vested (and, with respect to performance share awards, the number of shares earned based on applicable performance milestones) and the market price per share of our common stock at the time the such shares are sold.

(5)	The amounts shown reflect the grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model. For a detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to Note 8 to Notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 4, 2011. While these amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, they may not correspond to the actual value that will be recognized by the named executive officers. The actual value that a named executive officer may realize on each option, if any, will depend on the excess of the market price over the exercise price on the date the option is exercised and the shares underlying such option are sold.

(6)	We award bonuses pursuant to an annual Executive Incentive Bonus Plan approved by the Compensation Committee. See “Compensation Discussion and Analysis — Elements of Compensation and How Each Element is Chosen” for a description of the terms of the 2010 Executive Incentive Bonus Plan. The actual amount paid to each named executive officer for the fiscal year ended December 31, 2010 is set forth in the Summary Compensation Table under the heading, “Non-Equity Incentive Plan Compensation.” No amounts were paid to our named executive officers for the transition period ended December 31, 2009 or the fiscal year ended June 30, 2009 under the Executive Bonus Plan. A description of the terms of the Executive Bonus Plan is set forth in the Compensation Discussion and Analysis, above.

(7)	Ms. Summers resigned as Chief Executive Officer on January 19, 2011.

(8)	Includes matching contributions to the Trident Microsystems, Inc. 401(k) plan, premiums paid for health care insurance, premiums paid for disability and life insurance, relocation allowance and car allowance, as follows:

	401(K) Match	Insurance Premiums	Relocation	Car Allowance

Sylvia Summers Couder	—	$33,024	—	—
Christos Lagomichos	$1,531	$27,914	$1,339	—
Pete J. Mangan	$2,831	$21,655	—	—
David L. Teichmann	$3,063	$33,000	—	$10,000
Richard Janney	—	$21,655		$—

Insurance premiums shown above include $3,580 and $4,300 for term life insurance policies obtained for Ms. Summers and Mr. Teichmann in 2007.

(9)	Includes matching contributions to the Trident Microsystems, Inc, 401(K) plan, premiums paid for health care insurance, premiums paid for disability and life insurance, and car allowance, as follows:

	401(K) Match	Insurance Premiums	Car Allowance

Sylvia Summers Couder	—	$12,138	—
Pete J. Mangan	$1,300	$10,223	—
David L. Teichmann	$2,095	$12,498	$5,000
Richard Janney	$—	$8,519	—

Insurance premiums shown above include $1,790 and $2,150 for term life insurance policies obtained for Ms. Summers and Mr. Teichmann in 2007.

(10)	Includes matching contributions to the Trident Microsystems, Inc, 401(K) plan, premiums paid for health care insurance, premiums paid for disability and life insurance, and car allowance, as follows:

	401(K) Match	Insurance Premiums	Car Allowance

Sylvia Summers Couder	—	23,625	—
Pete J. Mangan	2,875	19,795	—
David L. Teichmann	$2,875	24,345	$10,000

Insurance premiums shown above include $3,580 and $4,300 for term life insurance policies obtained for Ms. Summers and Mr. Teichmann in 2007.

(11)	Includes a restricted stock award of 110,000 performance-based shares with vesting subject to achievement of specific market conditions granted to Ms. Summers on October 23, 2007 under the 2006 Equity Incentive Plan as part of her initial new hire award. For a discussion on the valuation model and assumptions used to calculate the fair value of this award, refer to Note 8 to Notes to our consolidated financial statements included in our Annual Report on Form 10-KT for the transition period ended December 31, 2009, filed on March 15, 2010. Pursuant to the Resignation Agreement and Release of Claims between us and Ms. Summers, these shares were accelerated in full and an insignificant amount of expense was recognized in January 2011.

(12)	Includes matching contributions to the Trident Microsystems, Inc, 401(k) plan, premiums paid for health care insurance, premiums paid for disability and life insurance, and car allowance, as follows:

	401(K) Match	Insurance Premiums	Car Allowance

Sylvia Summers Couder	—	$18,895	—
Pete J. Mangan	—	$9,591	—
David L. Teichmann	$2,813	$25,211	$10,000

Insurance premiums shown above include $4,480 and $4,300 for term life insurance policies obtained for Ms. Summers and Mr. Teichmann in 2007.

(13)	Mr. Lagomichos joined as President on February 8, 2010 and resigned effective February 9, 2011.

(14)	Represents a retention bonus payment paid relating to commitments made by Mr. Lagomichos’ former employer, NXP Semiconductors B.V., which were assumed by us in connection with the NXP Acquisition.

(15)	Represents a discretionary bonus approved by our Compensation Committee and paid following the completion of the acquisition of assets from NXP B.V. in February 2010.

(16)	Represents a sign on bonus in the amount of $42,000 paid upon Mr. Mangan’s initial hire, and a $20,000 discretionary bonus approved by our Compensation Committee.

(17)	Represents a discretionary bonus approved by our Compensation Committee and paid following the completion of the acquisition of assets from NXP B.V. in February 2010.

(18)	Mr. Janney joined as Corporate Controller in July 31, 2009.

(19)	Represents a discretionary bonus approved by our Compensation Committee and paid following the completion of the acquisition of assets from NXP B.V. in February 2010.

(20)	Represents a one-time signing bonus paid to Mr. Janney upon his hire in July 2009.

Grant of Plan-Based Awards

The following table sets forth certain information with respect to equity awards and awards under our 2010 Executive Bonus Plan granted during the fiscal year ended December 31, 2010 to our named executive officers:

									All Other	All Other		Grant
									Stock	Option		Date Fair
									Awards:	Awards:	Exercise	Value of
			Estimated Future Payouts Under			Estimated Future Payouts Under Equity			Number	Number of	or Base	Stock
			Non-Equity Incentive Plan Awards(2)(3)			Incentive Plan Awards(4)(5)			of Shares	Securities	Price of	and
					Maxi-			Maxi-	of Stock	Underlying	Option	Option
	Approval	Grant		Target	mum	Threshold	Target	mum	or Units	Options	Awards	Awards
Name	Date(1)	Date	Threshold ($)	($)	($)	(#)	(#)	(#)	(#)(6)	(#)(7)	($)	($)(8)

Sylvia Summers Couder	03/04/2010		—	325,000	1,300,000

	12/05/2009	02/08/2010							82,000			148,420

	12/05/2009	02/08/2010								144,000	1.81	148,594

	12/05/2009	02/08/2010				94,000	188,000	282,000				217,453

Christos Lagomichos	03/04/2010		—	314,000	1,256,000

	12/05/2009	02/08/2010								109,000	1.81	112,477

	12/05/2009	02/08/2010				93,500	187,000	280,500				216,297

Pete J. Mangan	03/04/2010		—	90,000	360,000

	12/05/2009	02/08/2010							33,000			59,730

	12/05/2009	02/08/2010								58,000	1.81	59,850

	12/05/2009	02/08/2010				16,500	33,000	49,500				38,170

David L. Teichmann	03/04/2010		—	112,500	450,000

	12/05/2009	02/08/2010							25,000			45,250

	12/05/2009	02/08/2010								44,000	1.81	45,404

	12/05/2009	02/08/2010				12,500	25,000	37,500				28,917

Richard Janney	03/04/2010		—	44,000	176,000

	—	07/21/2010							8,000			10,800

(1)	Reflects the date on which the equity award was approved by the Compensation Committee, for grant effective upon the closing date of the NXP Acquisition.

(2)	We award bonuses pursuant to an annual Executive Incentive Bonus Plan approved by our Compensation Committee. See “Compensation Discussion and Analysis — Elements of Compensation and How Each Element is Chosen” for a description of the terms of the 2010 Executive Incentive Bonus Plan. The actual amounts paid to each named executive officer for the fiscal year ended December 31, 2010 is set forth in the Summary Compensation Table under the heading, “Non-Equity Incentive Plan Compensation.”

(3)	These columns represent potential awards under the 2010 Executive Bonus Plan assuming the target and maximum levels of performance for each of the financial targets and strategic objectives established under the plan. No threshold amounts are listed because the minimum performance with respect to the strategic objective metrics under the plan could have resulted in a threshold amount equal to $0.

(4)	Amounts shown represent the potential number of performance shares that may be earned in three equal tranches by each named executive officer under a performance share award granted under our 2010 Equity Incentive Plan over the three-year performance period, beginning with calendar year 2011, if the threshold, target or maximum performance measures are achieved for the applicable performance period. The shares earned for each annual performance measurement period vest on February 8 of the calendar year following the end of such performance measurement period, provided that the named executive officer’s service has not terminated prior to such date. The performance share award program is described further in our Compensation Discussion and Analysis under the heading “Executive Compensation.”

(5)	The equity awards granted to all of our named executive officers will vest on an accelerated basis under certain prescribed circumstances. Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included in this proxy statement under the heading “Employment Agreements and Other Potential Payments Upon Termination or Change in Control.”

(6)	Amounts shown represent shares of restricted stock awarded under our 2010 Equity Incentive Plan that vest in four successive annual installments upon the named executive officer’s completion of each year of service over a four-year service period, measured from February 8, 2010.

(7)	Amounts shown represent options issued under our 2010 Equity Incentive Plan that vest and become exercisable in four successive annual installments upon the named executive officer’s completion of each year of service over a four-year service period, measured from February 8, 2010. The exercise price for the options equals the closing price of our common stock on the date of grant as reported by the NASDAQ Global Select Market. Each option has a maximum term of ten years.

(8)	The amounts shown reflect the aggregate grant date fair value of each equity award computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For a discussion on the valuation model and assumptions used to calculate the fair value of our equity awards, refer to Note 8 to Notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 4, 2011.

While the reported amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, they may not correspond to the actual value that will be recognized by the named executive officers. The actual value that a named executive officer will realize on shares of stock subject to a restricted stock award or performance share award will depend on the number of shares vested (and, with respect to performance share awards, the number of shares earned based on applicable performance milestones) and the market price per share of our common stock at the time the such shares are sold. The actual value that a named executive officer may realize on each option, if any, will depend on the excess of the market price over the exercise price on the date the option is exercised and the shares underlying such option are sold.

Outstanding Equity Awards at December 31, 2010

The following table sets forth certain information with respect to the outstanding equity awards held by our named executive officers as of December 31, 2010:

Option Awards(1)(2)	Stock Awards(2)(3)
Equity
Equity	Incentive
Incentive	Plan
Plan	Awards:
Awards:	Market
Number of	or Payout
Market	Unearned	Value of
Value of	Shares,	Unearned
Number of	Shares or	Units or	Shares,
Number of	Number of	Shares or	Units of	Other	Units or
Securities	Securities	Units	Stock	Rights	Other
Underlying	Underlying	of Stock	That Have	That Have	Rights
Unexercised	Unexercised	Option	Option	That	Not	Not	That Have
Grant	Options #	Options (#)	Exercise	Expiration	Have Not	Vested	Vested	Not Vested
Name	Date	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	($)(4)	(#)(5)	($)(4)

Sylvia Summers Couder	02/08/2010	—	144,000	(6)	1.81	02/08/2020
02/08/2010	82,000	(7)	145,960
02/08/2010	188,000	334,640
10/28/2009	60,667	121,333	(8)	2.02	10/28/2019
10/04/2009	67,000	119,260
09/15/2009	29,466	52,449
07/30/2008	—	277,024	(9)	2.90	07/30/2018
07/30/2008	122,856	61,427	(10)	2.90	07/30/2018
07/25/2008	12,312	21,915
10/29/2007	165,000	55,000	(11)	7.42	10/29/2017
10/23/2007	110,000	(12)	195,800
10/23/2007	7,500	13,350
Christos Lagomichos	02/08/10	—	109,000	(6)	1.81	02/08/2020
02/08/10	187,000	332,860

	Option Awards(1)(2)						Stock Awards(2)(3)
										Equity
									Equity	Incentive
									Incentive	Plan
									Plan	Awards:
									Awards:	Market
									Number of	or Payout
								Market	Unearned	Value of
								Value of	Shares,	Unearned
							Number of	Shares or	Units or	Shares,
		Number of	Number of				Shares or	Units of	Other	Units or
		Securities	Securities				Units	Stock	Rights	Other
		Underlying	Underlying				of Stock	That Have	That Have	Rights
		Unexercised	Unexercised		Option	Option	That	Not	Not	That Have
	Grant	Options #	Options (#)		Exercise	Expiration	Have Not	Vested	Vested	Not Vested
Name	Date	Exercisable	Unexercisable		Price ($)	Date	Vested (#)	($)(4)	(#)(5)	($)(4)

Pete J. Mangan	02/08/10	—	58,000	(6)	1.81	02/08/2020
	02/08/10						33,000 (7)	58,740
	02/08/10								33,000	58,740
	10/28/2009	30,334	60,666	(8)	2.02	10/28/2019
	09/15/2009						14,733	26,225
	07/30/2008	—	133,895	(9)	2.90	07/30/2018
	07/30/2008	16,023	8,011	(10)	2.90	07/30/2018
	07/25/2008						7,093	12,626
	02/04/2008	37,500	37,500	(13)	5.34	02/04/2018
David L. Teichmann	02/08/10	—	44,000	(6)	1.81	02/08/2020
	02/08/10						25,000 (7)	44,500
	02/08/10								25,000	44,500
	10/28/2009	30,334	60,666	(5)	2.02	10/28/2019
	09/15/2009						14,733	26,225
	07/30/2008	56,667	28,333	(10)	2.90	07/30/2018
	07/25/2008						10,133	18,037
	04/30/2008	78,222	9,778	(14)	4.34	04/30/2018
	05/10/2007	183,333	16,667	(15)	20.22	05/10/2017
	05/10/2007						7,500	13,350
Richard Janney	07/21/2010						8,000 (7)	14,240
	10/28/2009	8,750	26,250	(16)	2.02	10/28/2019
	07/31/2009						16,666	29,665

(1)	Except as provided below, amounts shown represent options granted under our 2006 Equity Incentive Plan or 2010 Equity Incentive Plan that vest and become exercisable in four successive annual installments upon the executive’s completion of each year of service over a four-year service period, measured from the vesting commencement date. The exercise price for the options equals the closing price of our common stock on the NASDAQ Global Select Market on the date of grant. Each option has a maximum term of ten years.

(2)	The equity awards held by all of our named executive officers will vest on an accelerated basis upon certain prescribed circumstances. Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included in this proxy statement under the heading “Employment Agreements and Other Potential Payments Upon Termination or Change in Control.”

(3)	Except as provided below, amounts shown represent restricted stock awards granted under our 2006 Equity Incentive Plan or 2010 Equity Incentive Plan that vest over a three-year period at the rate of one-third upon each of the first three anniversaries of the vesting commencement date, and are subject to automatic forfeiture if the recipient’s performance of services with us terminates prior to the date on which the shares vest.

(4)	Represents the fair market value per share of our common stock on December 31, 2010 ($1.78) multiplied by the number of shares that had not vested as of December 31, 2010.

(5)	Unless otherwise noted, amounts shown represent the number of shares subject to performance share awards granted under our 2010 Equity Incentive Plan that may be earned in three equal tranches by each named executive officer over the three-year performance period, beginning with calendar year 2011, if the threshold performance measure is achieved for each applicable performance period. The shares earned for each annual performance measurement period vest on February 8 of the calendar year following the end of such performance measurement period, provided that the named executive officer’s service has not terminated prior to such date. The performance share award program is described further in our Compensation Discussion and Analysis under the heading “Equity Compensation.”

(6)	Options vest over four years in equal annual installments and are fully vested on February 8, 2014.

(7)	Restricted stock awards vest over four years in equal annual installments and are fully vested on February 8, 2014.

(8)	Options vest over three years in equal annual installments and are fully vested on October 28, 2012.

(9)	Options to purchase 277,024 shares granted to Ms. Summers and 133,895 shares granted to Mr. Mangan vest over four years in a single cliff vest at the end of four years, on July 22, 2012.

(10)	Options vest over three years in equal annual installments and are fully vested on July 22, 2011.

(11)	Options vest over four years in equal annual installments and are fully vested on October 17, 2011.

(12)	Amount shown represents a performance-based restricted stock award consisting of 110,000 shares of Trident common stock. Pursuant to its terms, this award was to vest, if at all, in four components, with the vesting of each component requiring that a Trident common stock price target, established by the Compensation Committee, be achieved on or after one of the first four anniversaries of her employment start date. This target stock price was required to be achieved prior to the tenth anniversary of Ms. Summers’ employment start date. An amount equal to 25% of the shares subject to this restricted stock award were to vest on the date that the applicable price target was achieved on or after the specified anniversary of her employment start date, provided that her service with Trident had not terminated. Pursuant to the Resignation Agreement and Release of Claims between us and Ms. Summers, the shares subject to this award were accelerated in full in connection with her resignation.

(13)	Options vest over four years in equal annual installments and are fully vested on January 11, 2012.

(14)	Options vest at the rate of 1/36th per month over the thirty-six (36) months following the first anniversary of his employment start date and are fully vested on April 2, 2011.

(15)	Options were issued under our 2002 Stock Option Plan and vest at the rate of 25% upon the first anniversary of his employment start date, with the remaining shares vesting at the rate of 1/48th each month over the thirty-six (36) month period following the first anniversary of his employment start date and are fully vested on April 2, 2011.

(16)	Options vest over four years in equal annual installments and are fully vested on July 31, 2013.

Option Exercises and Stock Vested for Fiscal Year 2010

The following table sets forth certain information concerning option exercises by our named executive officers and vesting of stock awards held by them during fiscal year 2010:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of	Value
	Acquired on	on Exercise	Shares Acquired	Realized on
Name	Exercise (#)	($)(1)	on Vesting (#)	Vesting ($)(2)

Sylvia Summers Couder	—	—	34,546	54,538
Christos Lagomichos	—	—	9,951	21,345
Pete J. Mangan	—	—	14,460	20,312
David L. Teichmann	—	—	25,000	37,979
Richard Janney	—	—	8,334	14,918

(1)	Based on the difference between the market price of our common stock on the date of exercise and the exercise price.

(2)	Based on the market price of our common stock on the applicable vesting date.

Employment Contracts and Change in Control Agreements

Pursuant to the following agreements, certain benefits will be payable to the named executive officers upon a termination of employment or change in our control:

Terms of Equity Awards

Prior Plans.  Options that were granted under any of our now terminated 1992 Stock Option Plan, 1994 Outside Directors Stock Option Plan, 1996 Nonstatutory Stock Option Plan or 2002 Stock Option Plan and that remain outstanding will become fully vested and exercisable in the event of a merger of Trident with or into another corporation unless the successor corporation assumes or substitutes equivalent options for options granted under these option plans. Any such options that are not exercised prior to the expiration of a fifteen-day notice period in advance of the merger will expire at the end of such period.

Awards granted under our now terminated 2006 Equity Incentive Plan that remain outstanding continue to be subject to its terms in the event that a change in control of Trident occurs. The 2006 Equity Incentive Plan provides that a change in control occurs upon (a) a person or entity (with certain exceptions described in the plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock, or (b) the occurrence of any of the following events upon which our stockholders immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which our assets were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of our assets (other than a sale, exchange or transfer to one or more of our subsidiaries).

If a change in control occurs, the 2006 Equity Incentive Plan provides that the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards may be deemed assumed if, for each share subject to the award prior to the change in control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the change in control. Any awards that are not assumed or continued in connection with a change in control or exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The Compensation Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2006 Equity Incentive Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a change in control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Compensation Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards under the 2006 Equity Incentive Plan will be accelerated in full upon a change in control.

2010 Equity Incentive Plan.  Our 2010 Equity Incentive Plan is currently the only plan under which our Compensation Committee is granting new equity awards on a discretionary basis. Unless otherwise defined in a participant’s award or other agreement with us, our 2010 Equity Incentive Plan provides that a change in control occurs upon (a) a person or entity (with certain exceptions described in the plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock, (b) a liquidation or dissolution of Trident, or (c) the occurrence of any of the following events upon which our stockholders immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which our assets were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of our assets (other than to one or more of our subsidiaries).

If a change in control occurs, the 2010 Equity Incentive Plan provides that the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If determined by the Compensation Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the change in control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the change in control. Any equity award that has not been assumed by the acquiring company or exercised or settled as of the time of the change in control will terminate at the effective time of the transaction. The Compensation Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2010 Equity Incentive Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a change in control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Compensation Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the change in control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors under the 2010 Equity Incentive Plan will be accelerated in full upon a change in control.

Pursuant to the Executive Retention and Severance Plan applicable to our executive officers and a separate policy adopted by the Compensation Committee that is applicable to non-executive officers and all other employees of Trident and its subsidiaries, the Compensation Committee has provided that any equity award outstanding under any of our equity plans whose vesting is based on the holder’s continued service that is not assumed, continued or replaced with a substitute award in connection with a change in control will vest in full immediately prior to the change in control so that it may be exercised or settled immediately prior to the transaction. The Compensation Committee has further provided that the vesting of any equity award outstanding under any of our equity plans whose vesting is based upon the achievement of performance goals (such as attainment of a target stock price or achievement of a Company financial goal) will be accelerated in full (assuming 100% of the target level of performance were achieved) immediately prior to a change in control, so that it may be exercised or settled immediately prior to the transaction. In addition, the Compensation Committee has provided that the vesting of any service-based vesting equity award outstanding under any of our equity plans that is assumed, continued or replaced by the acquiring company will be accelerated in full if the holder is terminated other than for “cause” or resigns for “good reason” within a period of 18 months (or 24 months in the case of the chief executive officer) following the change in control, provided that the holder executes a general release of claims against us. The Compensation Committee has amended the form option and restricted stock award agreements under our 2010 Equity Incentive Plan to reflect the foregoing terms.

Change in Control Severance Plan

In January 2008, the Compensation Committee adopted a change in control severance plan (the “Initial Plan”). The terms of the Initial Plan provide executive officers and key employees designated by the Compensation Committee with the specified compensation and benefits if, within a “Change in Control Period,” the participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason.” Among our named executive officers, Ms. Summers and Messrs. Mangan, Teichmann and Janney became participants under the Initial Plan. Mr. Lagomichos was not a participant under the Initial Plan.

The Change in Control Period is the period beginning upon a change in control and ending eighteen (18) months following the change in control for participants other than the chief executive officer, and twenty-four (24) months following the change in control for the chief executive officer. Upon termination within the Change in Control Period, the chief executive officer would be entitled to a lump sum payment of twenty four (24) months of base salary, with other executive officers being entitled to payment of twelve (12) months of base salary. Base salary for this purpose is determined as the greater of (i) the monthly rate in effect immediately prior to termination of employment or (ii) the monthly rate in effect immediately prior to the change in control. In addition, the chief executive officer would be entitled to payment of 200% of his or her annual bonus, with other executive officers entitled to 100% of their respective annual bonus, determined for this purpose as the aggregate of all annual incentive bonuses that would be earned by the participant for the fiscal year of termination of employment, determined as if 100% of all applicable performance goals were achieved. Medical and dental and life insurance coverage would be continued for the employee and covered dependents for the same benefit periods as the base salary is paid, at the same premium cost to the participant and at the same coverage levels as in effect prior to termination of employment, except to the extent of any change in premium costs or coverage levels applicable to all employees holding positions comparable to the participant’s position immediately prior to the change in control.

In addition to the foregoing, equity awards held by a participant will be subject to certain vesting acceleration terms in connection with a Change in Control and a termination without “Cause” or resignation for “Good Reason” within the applicable Change in Control Period, as further described under the heading “2010 Equity Incentive Plan” above.

In December 2010, the Compensation Committee approved the amendment and restatement of the Initial Plan (the “Amended Plan”). Executive officers and key employees designated by the Compensation Committee to participate in the Amended Plan are required to sign a participation agreement under the Amended Plan. The Amended Plan supersedes the Initial Plan, provided that any such executive officer or key employee that was a participant under the Initial Plan and has been designated for participation under the Amended Plan, but who has not yet signed a participation agreement under the Amended Plan, continues to be subject to the terms of the Initial Plan until the date of such execution. Because Messrs. Mangan and Teichmann executed participation agreements under the Amended Plan in the first quarter of 2011, Ms. Summers did not execute a participation agreement under the Amended Plan prior to her termination, and Mr. Janney has not yet signed his participation agreement under the Amended Plan, they each remained subject to the Initial Plan as of December 31, 2010. Although he was designated for participation in the Amended Plan by the Compensation Committee, Mr. Lagomichos did not sign a participation agreement under the Amended Plan prior to his resignation and was therefore not a participant under the Amended Plan.

The Amended Plan does not materially alter the benefits payable in connection with a participant’s termination of employment without “Cause” or resignation for “Good Reason” within a Change in Control Period, but provides participants with the specified compensation and benefits if the participant’s employment is terminated without “Cause” on a date that is not within the Change in Control Period. Upon termination on a date that is not within the Change in Control Period, a participant would be entitled to a lump sum payment of twelve (12) months of base salary. Base salary for this purpose is the participant’s monthly base salary rate in effect immediately prior to the participant’s termination. In addition, we will pay the premiums required to continue the group health insurance coverage for the participant and his or her dependents until the earlier of twelve (12) months following the termination or such time as the participant becomes eligible to receive group health insurance coverage under another employer’s health benefits plans.

In addition to the foregoing benefits, under the Amended Plan the chief executive officer would be entitled to a lump sum payment of 100% of his or her annual bonus, determined for this purpose as the aggregate of all annual incentive bonuses that would be earned by the chief executive officer for the fiscal year of termination, determined as if 100% of all applicable performance goals were achieved. Further, the vesting, exercisability and settlement of each of the chief executive officer’s outstanding equity awards would be accelerated with respect to the unvested portion of such equity awards that would have become vested during the one-year period following the date of his or her termination.

In certain cases, the benefits that would otherwise be payable to a participant under the Amended Plan have been modified or superseded pursuant to the terms of the such participant’s participation agreement under the Amended Plan. Upon execution by Mr. Janney and us of his participation agreement under the Amended Plan, he will be entitled to receive a lump sum payment of an amount equal to six (6) months of his base salary and payment of six (6) months of COBRA premiums upon his termination without “Cause” that occurs other than within a Change in Control Period. The participation agreement for Mr. Teichmann also includes certain additional benefits, as described further below.

Payment of severance benefits under either the Initial Plan or the Amended Plan will be subject to the participant’s execution of a general release of claims against us.

The following definitions are utilized in both the Initial Plan and the Amended Plan, except as otherwise noted:

Definition of “Change in Control.”

•	Any person or group (other than an employee benefit plan) becomes the beneficial owner, directly or indirectly, of more than 50% of the total combined voting power of its outstanding securities.

•	Transaction or consolidation in which the stockholders before the transaction fail to retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting securities of Trident or the surviving entity.

•	Sale of all or substantially all of the assets of Trident (other than to a subsidiary).

•	Change in the composition of the Board within any twelve (12)-month period as a result of which less than a majority of the directors are “Incumbent Directors.” Incumbent Directors are those who either were directors on the effective date of the plan or were elected or nominated by at least a majority of the Incumbent Directors (except any such election or nomination in connection with an actual or threatened proxy contest).

Definition of Termination for “Cause.”

•	Theft, dishonesty, misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records.

•	Material failure to abide by the code of conduct or other policies (including policies relating to confidentiality and reasonable workplace conduct).

•	Misconduct leading to a restatement of earnings.

•	Unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity (including improper use or disclosure of confidential or proprietary information).

•	Intentional act which has a material detrimental effect on reputation or business of Trident.

•	Repeated failure or inability to perform any reasonable assigned duties after written notice and a reasonable opportunity to cure such failure or inability.

•	Material breach of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement.

•	Conviction (including any plea of guilty or nolo contender) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the participant’s ability to perform his or her duties.

Definition of “Good Reason.”

•	Material diminution in the participant’s authority, duties or responsibilities as measured against the participant’s authority, duties or responsibilities.

•	Material diminution in the authority, duties or responsibilities of the officer to whom the participant is required to report, including a requirement that the participant report to a corporate officer or employee instead of reporting directly to the Board of Directors of a corporation.

•	Material decrease in annual base salary or target bonus amount (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned), other than (under the Amended Plan) any such material decrease that occurs in connection with a decrease that is imposed on all employees at the time of such decrease.

•	Material decrease in the budget over which the participant has authority.

•	Relocation of work place to a location that increases the participant’s regular commute distance between the participant’s residence and work place by more than 30 miles (one-way).

•	Material breach of the plan by Trident or its successor.

The participant must give written notice within ninety (90) days of the initial occurrence of the claimed “Good Reason” condition. If not cured within thirty (30) days following such written notice, the claim is presumed correct unless the Board of Directors determines in good faith by a vote of not less than two-thirds of its membership that Good Reason does not exist. The participant must resign within six months following the initial occurrence of the condition.

Employment Agreements

In fiscal year 2010, we were a party to offer letters with the following three named executive officers that provided for separation benefits:

Sylvia Summers Couder.  The letter agreement between us and Sylvia Summers Couder, our former Chief Executive Officer, provided that if we terminated Ms. Summers’ employment without “Cause,” or if she terminated her employment at any time for “Good Reason,” provided that she executed a general release of claims, we would pay to Ms. Summers an amount equal to the sum of twelve (12) months of her base salary and her annual target bonus, and reimbursement of insurance premiums for up to twelve (12) months of COBRA insurance coverage. In addition, vesting of any unvested options and restricted stock granted to her during her employment would be automatically accelerated such that an additional twelve (12) months of vesting would occur without regard to the satisfaction of any other conditions pertaining to vesting that would otherwise apply.

The letter agreement further provided that if we or our successor elected to terminate Ms. Summers’ employment without Cause or she voluntarily terminated for Good Reason in connection with or within two years of the effective date of a Change in Control of Trident, we would pay to Ms. Summers an amount equal to the sum of twenty-four (24) months’ of her base salary and two times her annual target bonus, and reimbursement of insurance premiums for up to eighteen (18) months of COBRA insurance coverage. In addition, vesting of any unvested options and restricted stock granted to her during her employment would be automatically accelerated in full. Only employment that is involuntarily terminated without Cause or voluntarily terminated with Good Reason within two years of the date of a Change in Control would be deemed to constitute termination due to such Change in Control.

“Good Reason” was defined in the letter agreement as the occurrence of any of the following conditions without employee’s express written consent, which condition(s) remain(s) in effect thirty (30) days after her written notice to the Board of Directors of Trident or its successor of such conditions:

•	a material, adverse change in her authority, duties or responsibilities which is not effected for disability or for Cause;

•	a material diminution of the budget over which she has authority (including, without limitation, as a result of a reduction of the lines of business, operating divisions or functional departments reporting to her), which is not effected for disability or for Cause;

•	a material diminution in her base salary and/or target bonus as in effect immediately prior to such reduction;

•	her relocation to a facility or a location more than 50 miles from our principal headquarters at the time she commences employment; or

•	a material breach by Trident or any successor to Trident of any of the material provisions of her employment offer letter.

David L. Teichmann.  We are a party to a letter agreement with Mr. Teichmann as our General Counsel. Prior to its amendment in 2011, the letter agreement provided that if we terminated Mr. Teichmann’s employment without Cause, or if he terminated his employment at any time for Good Reason, we would pay to Mr. Teichmann an amount equal to the sum of six months of his salary, including base and target incentive bonus, and reimbursement of insurance premiums for up to six months of COBRA insurance coverage. If we terminated Mr. Teichmann’s employment for Cause, we would provide him with a lump-sum severance payment equivalent to three months of salary, including base salary and target incentive bonus, and reimbursement of insurance premiums for up to three months of COBRA insurance coverage, unless the cause for termination related to a violation by Mr. Teichmann of state or federal law.

If we or our successor elected to terminate Mr. Teichmann’s employment without Cause or he voluntarily terminated for “Good Reason” in connection with or within twelve (12) months of the effective date of an acquisition or transaction of Trident involving a Change in Control (a “Qualifying Event”), vesting of any options and restricted stock granted to Mr. Teichmann during his employment with Trident would be automatically accelerated effective on the date of the Qualifying Event. In such event, the period within which he may have exercised any vested options (including options as to which vesting had been accelerated), would have been extended to one year following the Qualifying Event. In addition, Mr. Teichmann would have received severance benefits in an amount equal to the sum of six months’ of his salary, including base and target incentive bonus, and reimbursement of insurance premiums for up to six months of COBRA insurance coverage. Only employment that is involuntarily terminated without Cause or voluntarily terminated with Good Reason within one year of the date of a Change in Control would have been deemed to constitute termination due to such Change in Control.

The following definitions were utilized in the severance arrangements with each of Ms. Summers and Mr. Teichmann:

A “Change in Control” was defined to mean:

•	any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 who, by the acquisition or aggregation of securities, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Trident representing 50% or more of the combined voting power of our then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote on elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of our securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of Trident; or

•	the consummation of a Transaction or consolidation of Trident with or into another entity or any other corporate reorganization, if persons who were not stockholders of Trident immediately prior to such Transaction, consolidation or other reorganization own immediately after such Transaction, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity; or

•	a change in the composition of the Board, as a result of which the individuals who immediately prior to such change constitute the Board (the “Incumbent Board”) cease to constitute a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by our stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board; or

•	the sale, transfer or other disposition of all or substantially all of our assets.

“Cause” was defined to mean misconduct, including but not limited to: (a) conviction of a felony or any crime under the laws of the United States or any state thereof involving moral turpitude or dishonesty; (b) participation in a fraud or act of dishonesty against Trident; (c) willful conduct by the employee, which, based upon a reasonable determination by Trident, demonstrates gross unfitness to serve (other than as a result of total or partial incapacity due to physical or mental illness); or (d) intentional, material violation by the employee of any contract between the employee and Trident or any statutory duty of the employee to Trident that is not corrected within thirty (30) days after written notice to the employee.

The following definition of Good Reason was defined in Mr. Teichmann’s agreement to mean resignation by the employee of his employment, other than for Cause or disability, due to: (i) Trident, without his express written consent, assigning duties to employee or significantly reducing his or duties, in a manner that is inconsistent with such employee’s position with Trident and responsibilities in effect immediately prior to such assignment or reduction, or Trident removing employee from such position and responsibilities (including without limitation a reduction of the lines of business, operating divisions or functional departments reporting to employee), which is not effected for disability or for Cause; (ii) a reduction in employee’s base salary and/or target bonus as in effect immediately prior to such reduction; (iii) employee’s relocation to a facility or a location more than 15 miles from our principal headquarters at the time employee commences employment without employee’s express written consent; (iv) failure or refusal of a successor to Trident to assume Trident’s obligations under his employment offer letter; or (v) material breach by Trident or any successor to Trident of any of the material provisions of his employment offer letter.

Pursuant to the participation agreement under the Amended Plan executed by Mr. Teichmann in February 2011, the severance benefits payable to him under his letter agreement with us were superseded, including any benefits payable to him upon a termination of his employment for “Cause.” Mr. Teichmann’s participation agreement under the Amended Plan also provides that if Mr. Teichmann resigns for “Good Reason” within other than a Change in Control Period, he will be entitled to receive the same benefits that would be payable under the Amended Plan in connection with a termination without “Cause” other than within a Change in Control Period. For this purpose, “Good Reason” has the same meaning as “Good Reason” under the Amended Plan. In addition, in the event of a termination without “Cause” of, or resignation for “Good Reason” by, Mr. Teichmann that occurs within a Change in Control Period, the period within which he may exercise any vested options (including options as to which vesting has been accelerated) will be extended to one year following such event. For all the foregoing purposes, the terms “Good Reason” and “Cause” have the meanings set forth in the Amended Plan.

Christos Lagomichos.  The letter agreement between us and Christos Lagomichos, our former President, stated that if we terminated his employment without “Cause,” and he executed a general release of claims, we would pay to Mr. Lagomichos an amount equal to twenty four (24) months’ of his base salary and reimbursement of health insurance premiums until the earlier of twelve (12) months following termination or the date on which he becomes eligible to obtain other group health insurance coverage provided by a third party.

“Cause” was defined in the agreement with Mr. Lagomichos by reference to Trident’s policy. As of the date of his letter agreement, “Cause” was defined under the Initial Plan as detailed above.

Calculation of Potential Payments Upon Termination or Change in Control

The following table presents our estimate of the dollar value of the benefits payable to our named executive officers upon a termination of employment with or without cause, or a change in our control, assuming such terminating event occurred on December 31, 2010. These benefits are in addition to accrued compensation, including paid time off, otherwise required by law to be paid through the date of termination of employment. Our annual vacation accrual policy provides that paid time off is accrued based on years of service, ranging from three weeks of paid time off through three years of service, up to a maximum of six weeks of paid time off from ten years of service and beyond. We limit the total maximum amount that can be accrued, however, from 320 hours for up to three years of service, increasing to a maximum of up to 440 hours for ten years of service and beyond.

This table assumes that the termination occurred as of December 31, 2010, and, in connection with a termination that occurred as a result of a change of control and within the applicable Change in Control Period, that outstanding unvested equity awards were neither assumed by the successor corporation nor replaced with a cash retention program. While we believe that the amounts shown below and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the named executive officers in the event that any of the circumstances described above had occurred on December 31, 2010, the actual amounts due to the named executive officers upon a triggering event will depend upon the actual circumstances and the then applicable provisions of the Executive Bonus Plan, the letter agreements and the applicable change in control severance plan and participation agreements thereunder.

						Value of	Value of
					Value of	Restricted	Performance
				Continuation	Option	Stock	Shares	Total
Name	Trigger	Salary	Bonus	of Benefits(1)	Acceleration(2)	Acceleration(2)	Acceleration(2)	Value(3)

Sylvia Summers Couder(4)	Change in Control	$1,300,000	$1,300,000	$68,500	—	$429,475	$453,900	3,551,875
	Termination without Cause or for Good Reason	$650,000	650,000	$32,700	—	293,780	—	1,626,480
Christos Lagomichos(5)	Resignation	$1,256,000	$—	$22,653	—	—	—	1,278,653
Pete J. Mangan(6)	Change in Control	$300,000	$180,000	$24,000	—	97,600	58,700	660,300
David L. Teichmann(7)	Change in Control	$300,000	$225,000	$26,300	—	102,100	44,500	697,900
	Termination without Cause or for Good Reason	$150,000	$112,500	$12,350	—	—	—	274,850
	Termination for Cause	$75,000	56,250	—	—	—	—	131,250
Richard Janney(8)	Change in Control	$220,000	88,000	21,100	—	43,900	—	373,000

(1)	Represents the aggregate value of reimbursement of COBRA benefits after the date of termination. For the purposes of this calculation, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the executives will find other employment, or discount rates for determining present value.

(2)	Represents the aggregate value of the accelerated vesting of the executive officer’s unvested stock options, shares of restricted stock and performance share awards.

The amounts shown as the value of the accelerated stock options are based solely on the intrinsic value of the options as of December 31, 2010. For options, this was calculated by multiplying (i) the difference between the fair market value of our common stock on December 31, 2010 (being the last trading day of the fiscal year), $1.78, and the applicable exercise price by (ii) the assumed number of option shares vesting on an accelerated basis on December 31, 2010. Since the exercise price of all outstanding unvested options held by the named executive officers was greater than $1.78, no additional value is represented by the acceleration of outstanding unvested options.

The amounts shown as the value of the accelerated shares of restricted stock represent the fair value calculated based on the fair market value of our common stock on December 31, 2010 (being the last trading day of the fiscal year), $1.78, multiplied by the assumed number of shares of restricted stock vesting on an accelerated basis on December 31, 2010.

The amounts shown as the value of the accelerated shares subject to performance share awards represent the fair value calculated based on the fair market value of our common stock on December 31, 2010 (being the last trading day of the fiscal year), $1.78, multiplied by the assumed number of shares subject to performance share awards vesting on an accelerated basis on December 31, 2010.

(3)	Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors’ and officers’ liability insurance (if applicable).

(4)	Represents amounts payable under the Initial Plan and her letter agreement, as applicable. See “Separation Agreements” below for disclosure regarding the actual benefits provided to Ms. Summers in connection with her resignation in January 2011.

(5)	Represents the amounts actually paid to Mr. Lagomichos in connection with his resignation effective February 2011. See “Separation Agreements” below for additional disclosure.

(6)	Represents amounts payable under the Initial Plan.

(7)	Represents amounts payable under the Initial Plan and his letter agreement prior to its amendment.

(8)	Represents amounts payable under the Initial Plan.

Although the Amended Plan was approved by the Compensation Committee in 2010, Messrs. Mangan, Teichmann and Janney did not execute their respective participation agreements under the Amended Plan on or prior to December 31, 2010. If each of such executive officers had executed his participation agreement on or prior to such date, he would have been eligible to receive the following benefits as of December 31, 2010 under the assumptions described in the introduction to the preceding table and the explanations set forth in the footnotes to such table:

						Value of
						Restricted	Value of
					Value of	Stock	Performance
				Continuation	Option	Acceleration	Shares	Total
Name	Trigger	Salary	Bonus	of Benefits(1)	Acceleration(2)	(2)	Acceleration(2)	Value(3)

Pete J. Mangan(6)	Termination without Cause	$300,000	—	$22,400	—	—	—	$322,400
David L. Teichmann(7)	Termination without Cause or for Good Reason	$300,000	—	$24,700	—	—	—	$324,700
Richard Janney(8)	Termination without Cause	$110,000	—	$9,800	—	—	—	$119,800

In addition, upon death or disability, each of our named executive officers is entitled to coverage under our applicable insurance policies. Upon termination of employment as a result of disability, the named executive officers are entitled to coverage up to an amount equal to two times their respective base salary, up to a maximum of $300,000; if such disability occurs as a result of a travel accident, they are entitled to an additional amount up to two times their base salary up to a maximum amount of $500,000. We also provide death benefits of an insured sum equal to two times their base salary up to $300,000, plus an additional amount equal to two times base salary up to a maximum of $500,000 if such death occurs as a result of a travel accident. In fiscal year 2010, we also offered life insurance coverage up to $3,000,000 to Ms. Summers and Mr. Teichmann. The named executive officers are fully vested in 100% of their account balance under the Retirement Savings Plan (401k Plan). All of our employees are eligible for continuing health coverage under COBRA; pursuant to the terms of their agreements, and we are obligated to pay the cost of such continuing coverage for our named executive officers as described above.

Separation Agreements

Sylvia Summers Couder.  On February 10, 2011, we entered into a Resignation Agreement and Release of Claims with Ms. Summers, our former Chief Executive Officer. Pursuant to the terms of the agreement, we paid to Ms. Summers a lump sum payment of $1,300,000, subject to applicable withholding. In addition, the vesting of any equity awards that would have become vested within the one year period following her termination was accelerated. The aggregate fair market value of such accelerated vesting under her restricted stock and performance share awards was $224,461, determined by multiplying the assumed number of shares vesting on an accelerated basis by $1.36, the closing price of our common stock on the NASDAQ Global Select Market on the effective date of such acceleration. Since the exercise price of all outstanding unvested options held by her was greater than $1.36, no additional value was attributed to the acceleration of vesting under such options. Further, we will pay the premiums required to continue the group health insurance coverage for Ms. Summers and her dependents until the earlier of (i) January 19, 2012 and (ii) such time as Ms. Summers becomes eligible to receive group health insurance coverage under another employer’s health benefits plans. The estimated value of such insurance benefits, presuming we pay the premiums through the full twelve month benefit period following the date of her termination of employment, is $22,653. Ms. Summers was also paid her bonus earned under our 2010 Executive Bonus Plan. In consideration for her separation benefits, Ms. Summers granted us a release of claims.

Christos Lagomichos.  On January 20, 2011, we entered into a Confidential Retirement Agreement and Release of Claims with Mr. Lagomichos, our former President. Pursuant to the terms of the agreement, which are consistent with the terms of our offer letter agreement with him and the amounts set forth opposite his name in the table under the heading “Calculation of Potential Payments Upon Termination or Change in Control,” we paid to Mr. Lagomichos a lump sum payment of $1,256,000, subject to applicable withholding, and in the event that he timely elects to obtain continued group health insurance coverage under COBRA, we will pay the premiums for such coverage through the earlier of (i) February 28, 2012, or (ii) the first date on which he becomes eligible to obtain other group health insurance coverage. The estimated value of such insurance benefits, presuming we pay the premiums through February 28, 2012, is $22,653. Mr. Lagomichos will also be paid his bonus earned under our 2010 Executive Bonus Plan. In consideration for his separation benefits, Mr. Lagomichos granted us a release of claims.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees billed to us for fiscal year 2010, the six-months ended December 31, 2009 and the fiscal year ended June 30, 2009, by our principal accounting firm, PricewaterhouseCoopers LLP:

	Year Ended		Fiscal Year
	December 31,	Six Months Ended	Ended June 30,
	2010	December 31, 2009	2009

Audit fees(1)	$1,794,174	$897,655	$1,708,000
Audit-related fees(2)	$212,000	$777,382	$15,000
Tax fees(3)	$259,238	$204,675	$114,000
All other fees(4)	$3,300	$1,500	$2,000
Total	$2,268,712	$1,881,212	$1,839,000

(1)	Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-related Fees. Consist of fees billed for due diligence pertaining to business combinations and fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. These services include accounting consultations in connection with acquisitions and attest services that are not required by state or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, Transactions and acquisitions, and international tax planning.

(4)	Other Fees. The nature of other services includes subscription to an online accounting, auditing and reporting library and other miscellaneous services.

The Audit Committee has approved all of the fees above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, which is PricewaterhouseCoopers LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. PricewaterhouseCoopers LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by PricewaterhouseCoopers LLP in accordance with this pre-approval policy.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by Trident to its stockholders and to the Securities and Exchange Commission, Trident’s internal control structure, external audit process, risk management process, and other matters relating to its accounting and financial reporting process.

Management is responsible for the preparation, presentation and integrity of Trident’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

Management has implemented a process of documenting, testing and evaluating Trident’s system of internal controls over financial reporting in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee is kept apprised of the progress of the evaluation and provides oversight and advice to management. At the conclusion of the process, management provides the Audit Committee with and the Audit Committee reviews a report on the effectiveness of Trident’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission, as well as PricewaterhouseCoopers LLP’s Report of Independent Registered Public Accounting Firm included in such Annual Report on Form 10-K related to its integrated audit of Trident’s consolidated financial statements and financial statement schedule for the fiscal year ended December 31, 2010, and the effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2010.

The Audit Committee reviewed the Quarterly Report on Form 10-Q for each quarter completed during fiscal year 2010 prior to its filing with the Securities and Exchange Commission, as well the financial information contained in each quarterly earnings and annual earnings announcement prior to its release. The Audit Committee met in executive session at each in-person meeting. During these sessions, the Audit Committee met privately with PricewaterhouseCoopers LLP, which has unrestricted access to the Audit Committee.

In discharging its oversight responsibility for the audit process, the Audit Committee received a letter from PricewaterhouseCoopers LLP regarding the firm’s independence, as required under Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board. In addition, the Audit Committee discussed PricewaterhouseCoopers LLP’s independence from Trident and its management, and considered whether the provision of any non-audit services was compatible with maintaining its independence. The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of PricewaterhouseCoopers LLP’s examination of the financial statements.

Based upon the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP described in this report, the Audit Committee recommended to the Board of Directors that Trident’s Annual Report on Form 10-K include the audited financial statements for the fiscal year ended December 31, 2010.

AUDIT COMMITTEE

Raymond K. Ostby (Chairman)
David H. Courtney
A.C. D’Augustine

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE 2010 EQUITY INCENTIVE PLAN

The Board of Directors, upon the recommendation of the Compensation Committee and in consultation with our management and compensation advisers, is requesting that our stockholders approve an amendment to the 2010 Equity Incentive Plan (the “2010 Plan”) to increase by 35,000,000 the total number of shares of our common stock reserved for issuance. On April 28, 2011, the Board of Directors approved the amendment to the 2010 Plan, subject to the approval of our stockholders at the Annual Meeting.

Background

When making new equity award decisions, the Compensation Committee and management have controlled and will continue to control the use of shares authorized under the 2010 Plan by taking into consideration both our share “burn rate” relative to the guidelines of Institutional Shareholder Services, an investor proxy advisory service, and the aggregate number of shares subject to outstanding awards as a percentage of shares outstanding, or overhang. In considering individual executive grants, the Compensation Committee also considers both the median values for total target compensation and long-term equity incentive compensation for our peer group, as well as the median percentage of company shares annually granted by position relative to our peer group. See our Compensation Discussion and Analysis included in this proxy statement for additional information.

In the near term, however, we expect that we will need to significantly increase our rate of use of equity as a compensation vehicle over historical levels for a number of reasons. Following the resignation during the first fiscal quarter of 2011 of each of our former Chief Executive Officer and President, we anticipate that we will need to offer substantial equity incentives to attract new executive leadership. Our disappointing recent performance has put pressure on our stock valuation, which will make larger awards necessary to provide competitive employment offers. We continue to have a strong need to retain and recruit talent, particularly in Asia and at the executive level. Accordingly, we intend to make periodic grants as needed to attract and retain employees with critical skills. In addition, in support of our ongoing cash conservation efforts, the Compensation Committee currently intends to make substantial use of equity to settle short-term bonus award obligations under our incentive bonus plans.

Although we expect that our recruiting, retention and cash preservation objectives will require the use of an incrementally greater number of shares overall than has been our historical practice, we also intend to continue to limit our grant of long-term equity incentives to individuals based upon equity burn rate and overhang analysis. The result of this approach in fiscal year 2010 was that market values of our executive awards at grant were significantly less than the median of our peer group. However, we expect that in the long run our equity grants will provide our contributors with a leveraged opportunity in Trident, so that if our future results outperform those of our peers, these awards will provide competitive or above market compensation.

Accordingly, the Board of Directors and the Compensation Committee recommend that our stockholders approve the proposed amendment to the 2010 Plan to authorize the issuance of an additional 35,000,000 shares to support our recruiting and cash conservation efforts, as well as our long- term strategic retention and performance objectives. We recognize that the size of this increase may fall outside the narrow shareholder value transfer guidelines of Institutional Shareholder Services. Nonetheless, we believe we have demonstrated responsible share-based compensation management, because we believe that our three-year average equity burn rate is well within the guidelines of Institutional Shareholder Services. We intend to continue to prudently manage this resource in our stockholders’ long-term interests.

Summary of the Proposal

The 2010 Plan replaced our previously existing equity incentive plans. It initially authorized us to issue up to 32,300,000 shares, increased by not more than 10,000,000 shares comprised of:

•	the aggregate number of shares of stock that remained available for the future grant of awards under our 2002 Stock Option Plan and our 2006 Equity Incentive Plan immediately prior to their termination; and

•	the number of shares subject to any option or other award outstanding under a predecessor plan that expired or was forfeited for any reason after the date of the 2010 Annual Meeting (adjusted in the case of full value awards forfeited under the 2006 Equity Incentive Plan by a 1.20-to-one full value award share ratio).

As of February 28, 2011, an aggregate of 36,559,152 shares had been authorized for issuance under the 2010 Plan, of which a total of 5,425,119 shares (net of cancellations) had been made subject to awards granted under the 2010 Plan, and 30,192,659 shares (net of the 1.20-to-1 premium share reduction for full value awards) remained available for the future grant of equity awards under the 2010 Plan.

We believe that increasing the shares authorized for issuance under the 2010 Plan is necessary for us to continue to offer a competitive equity incentive program. We believe that the addition of 35,000,000 shares to the shares remaining available for grant under the 2010 Plan will provide us with enough shares to continue to offer competitive equity compensation through fiscal year 2017.

The 2010 Plan addresses a number of stockholder concerns about share-based compensation. Under the 2010 Plan:

•	stock options and stock appreciation rights may not be repriced without the approval of our stockholders;

•	no discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights;

•	each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value at grant) reduces the number of shares remaining available for grant under the 2010 Plan by 1.20 shares;

•	the Compensation Committee may grant awards that will be earned only upon our achievement of pre-established performance goals based on measures of business and financial performance that have been approved by our stockholders; and

•	the 2010 Plan has a fixed term of ten years.

The 2010 Plan is also designed to preserve our ability to deduct in full for federal income tax purposes the compensation recognized by our executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its three other most highly compensated officers (excluding the Chief Financial Officer). However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. While we believe that compensation in connection with such awards under the 2010 Plan generally will be deductible by Trident for federal income tax purposes, under certain circumstances, such as a change in control of Trident, compensation paid in settlement of certain awards may not qualify as “performance-based.”

Summary of the 2010 Plan

The following summary of the 2010 Plan is qualified in its entirety by the specific language of the 2010 Plan. Copies of the 2010 Plan, as proposed to be amended, are available without charge to any stockholder upon written request addressed to Trident Microsystems, Inc., 1170 Kifer Road, Sunnyvale, California 94086, Attention: Corporate Secretary. The 2010 Plan has also been filed with the SEC with this proxy statement, and may be viewed without charge on the SEC website at www.sec.gov.

General.  The purpose of the 2010 Plan is to advance our interests by providing an incentive program that will enable us to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based and cash-based awards.

Authorized Shares.  Currently, the maximum aggregate number of shares authorized for issuance under the 2010 Plan is the sum of 32,300,000 shares plus up to 10,000,000 additional shares, comprised of the number of shares remaining available for grant under the 2002 Stock Option Plan and our 2006 Equity Incentive Plan on the date of the 2010 Annual Meeting and the number of shares subject to that portion of any option or other award outstanding pursuant to a predecessor plan which expires or is forfeited for any reason after the date of the 2010 Annual Meeting (adjusted in the case of full value awards forfeited under the 2006 Equity Incentive Plan by a 1.20-to-one full value award share ratio). As of February 28, 2011, an aggregate of 36,559,152 shares had been authorized for issuance under the 2010 Plan, of which 30,192,659 remained available for the future grant of equity awards. Subject to stockholder approval of this proposal, the number of shares available for future grant will be increased by 35,000,000.

Share Counting.  Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant reduces the number of shares remaining available for grant under the 2010 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at grant) reduces the number of shares remaining available for grant under the 2010 Plan by 1.20 shares.

Any award granted under the 2010 Plan that expires or otherwise terminates for any reason without having been exercised or settled in full, and shares subject to forfeiture or repurchase that are forfeited or repurchased by us for not more than the participant’s purchase price, again become available for issuance under the 2010 Plan. Shares are not be treated as having been issued under the 2010 Plan and therefore do not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by us in satisfaction of a tax withholding obligation do not again become available under the 2010 Plan. The number of shares available under the 2010 Plan is reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2010 Plan is reduced by the gross number of shares for which the option is exercised.

Adjustments for Capital Structure Changes.  Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2010 Plan, to the numerical limits on certain awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2010 Plan to adjust the terms of outstanding awards as it deems appropriate. The Compensation Committee may also authorize the assumption of awards under the 2010 Plan in connection with any merger or other reorganization without reducing the number of shares remaining available for issuance under the 2010 Plan.

Certain Award Limits.  To enable compensation provided in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2010 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any performance-based award may be granted to an employee in any fiscal year of 2 million shares or, if applicable, which could result in the employee receiving more than $5 million dollars for each full fiscal year of Trident contained in the performance period for such award. Further, no more than an aggregate of 67,300,000 shares may be issued upon the exercise of incentive stock options granted under the 2010 Plan.

Administration.  The 2010 Plan is administered by the Compensation Committee of the Board of Directors, although the Board of Directors or any other committee of the Board of Directors may also administer the 2010 Plan. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2010 Plan must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2010 Plan, the Committee determines when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise of its discretion required by the 2010 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award. The Committee is authorized to delegate to a committee of one or more officers the authority to grant awards to employees who are not our executive officers or directors, subject to the provisions of the 2010 Plan and guidelines established by the Committee. The 2010 Plan provides, subject to certain limitations, for indemnification by Trident of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2010 Plan. All awards granted under the 2010 Plan must be evidenced by a written or digitally signed agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2010 Plan. The Committee has the authority to interpret the 2010 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2010 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2010 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, full value awards or cash payments, or the amendment of outstanding options or stock appreciation rights to reduce their exercise prices.

Eligibility.  Awards may be granted under the 2010 Plan only to employees and consultants of Trident or any present or future parent or subsidiary corporation or other affiliated entity and to members of our Board of Directors. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Trident or any parent or subsidiary corporation of Trident. As of February 28, 2011, we had approximately 1,389 employees, including four executive officers, and seven non-employee directors who would be eligible under the 2010 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Trident or any parent or subsidiary corporation of Trident (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On April 25, 2011, the closing price of our common stock on the NASDAQ Global Select Market was $1.02 per share.

The 2010 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to Trident of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Trident, through the participant’s surrender of a portion of the option shares to Trident.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2010 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Options granted to non-exempt employees under the Fair Labor Standards Act of 1938 generally may not be exercisable for at least six months following the date of grant. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for twelve (12) months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2010 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee, and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. Generally, no Freestanding SAR granted to non-exempt employees under the Fair Labor Standards Act of 1938 may be exercisable for at least six months following the date of grant. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2010 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2010 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Trident rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2010 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Trident. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Trident and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Trident and each subsidiary corporation consolidated with Trident for financial reporting purposes, or such division or business unit of Trident as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will generally be calculated in accordance with Trident’s financial statements, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2010 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control.  Unless otherwise defined in a participant’s award or other agreement with Trident, the 2010 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2010 Plan) becoming the direct or indirect beneficial owner of more than 50% of Trident’s voting stock, (b) a liquidation or dissolution of Trident, or (c) the occurrence of any of the following events upon which the stockholders of Trident immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which the assets of Trident were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Trident’s voting stock; (ii) a merger or consolidation in which Trident is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Trident (other than to one or more subsidiaries of Trident).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2010 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the 2010 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2010 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2010 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination, Suspension or Amendment.  The 2010 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2010 Plan following the tenth anniversary of the 2010 Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate, suspend or amend the 2010 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2010 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No termination, suspension or amendment of the 2010 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2010 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than thirty

(30) days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the grant of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

The aggregate numbers of shares of common stock subject to options granted to certain persons under the 2010 Plan since its inception are as follows: (i) Sylvia Summers Couder, our former Chief Executive Officer, 144,000 shares; (ii) Christos Lagomichos, our former President, 109,000 shares; (iii) Pete J. Mangan, our Executive Vice President and Chief Financial Officer, 58,000 shares; (iv) David L. Teichmann, our Executive Vice President, General Counsel and Corporate Secretary, 44,000 shares; (v) Richard H. Janney, our Vice President and Corporate Controller, 0 shares; (vi) all current executive officers as a group, an aggregate of 102,000 shares; (vii) all current directors who are not executive officers as a group, an aggregate of 0 shares; and (viii) all employees, including current officers who are not executive officers, as a group, an aggregate of 655,000 shares. Since its inception, no options have been granted under the 2010 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2010 Plan.

Equity Compensation Plan Information

We currently maintain the 2010 Plan, providing for the issuance of our common stock to officers, directors, employees and consultants. In addition, we have adopted our 2001 Employee Stock Purchase Plan, which is currently suspended. Options to purchase our common stock remain outstanding under five equity incentive plans that have expired or been terminated: the 1992 Stock Option Plan (the “1992 Plan”), the 1994 Outside Directors Stock Option Plan (the “1994 Plan”), the 1996 Nonstatutory Stock Option Plan (the “1996 Plan”), the 2002 Stock Option Plan (the “2002 Plan”), and the 2006 Equity Incentive Plan (the “2006 Plan”). In addition, options to purchase our common stock are outstanding as a result of our assumption of options granted to the officers, employees and consultants of our former Taiwanese subsidiary, Trident Technologies, Inc. (“TTI”) under the TTI 2003 Employee Option Plan (“TTI Plan”). The options granted under the TTI Plan were assumed in connection with the acquisition of the minority interest in TTI on March 31, 2005 and converted into options to purchase our common stock. Except for the 1996 Plan, all of our equity incentive plans, as well as the assumption and conversion of options granted under the TTI Plan, have been approved by our stockholders.

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2010:

	A		B	C
Securities
	Number of			Remaining
	Securities to		Weighted	Available for
	be Issued		Average	Future Issuance
	upon		Exercise	Under Equity
	Exercise of		Price of	Compensation
	Outstanding		Outstanding	Plans (Excluding
	Options,		Options,	Securities
	Warrants and		Warrants and	Reflected in
Plan Category	Rights		Rights	Column A)

Equity compensation plans approved by security holders	4,461,847	(1)	$4.32	36,039,258
Equity compensation plans not approved by security holders	565,300	(2)	$3.97	—

Total	5,027,117		$4.28	36,039,258

(1)	Includes 391,000 shares that are reserved and issuable upon exercise of options outstanding under the 2002 Plan, 635,750 shares that are reserved and issuable upon exercise of options outstanding under the 2005 Plan, 2,702,097 shares that are reserved and issuable upon exercise of options outstanding under the 2006 Plan, and 733,000 shares that are reserved and issuable upon exercise of options outstanding under the 2010 Plan.

(2)	Consists of shares subject to options that are outstanding pursuant to the 1996 Plan, which plan was terminated on June 19, 2007.

Material Features of the 1996 Nonstatutory Stock Option Plan

Prior to its termination on June 19, 2007, we had reserved an aggregate of 1,452,000 shares of common stock for issuance under the 1996 Plan. The 1996 Plan provides for the granting of nonstatutory stock options to employees and consultants who are not our officers or directors, with exercise prices per share equal to no less than 85% of the fair market value of our common stock on the date of grant. Options granted under the 1996 Plan generally have a 10-year term and vest at the rate of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The vesting of options granted under the 1996 Plan will be accelerated in full in the event of a merger of us with or into another corporation in which the outstanding options are neither assumed nor replaced by equivalent options granted by the successor corporation or a parent or subsidiary of the successor corporation. The 1996 Plan was not required to be and has not been approved by our stockholders.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

The Board of Directors believes that the proposed amendment to the 2010 Plan is in the best interests of Trident and our stockholders for the reasons stated above.

The Board of Directors unanimously recommends a vote “FOR” the proposal to approve the amendment to the 2010 Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Trident’s and our stockholders’ best interests.

PricewaterhouseCoopers LLP has audited our consolidated financial statements annually since the fiscal year ended June 30, 1991. A Representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting and to be available to respond to appropriate questions.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions will have the effect of a vote “AGAINST” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

PROPOSAL NO. 5

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote, on an advisory (non-binding) basis, on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. This proposal is commonly known as a “Say-on-Pay” proposal.

As described in our Compensation Discussion and Analysis included in this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our stockholders, and attract and retain superior executive talent. Our compensation programs are designed to reward our named executive officers for the achievement of our short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while avoiding the encouragement of unnecessary or excessive risk-taking. Please read the Compensation Discussion and Analysis section for a more detailed discussion of our executive compensation program and compensation philosophy.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. The vote is advisory, which means that it is not binding on the Board of Directors, the Compensation Committee or the Company in any way. However, we value the input and views of our stockholders, and the Compensation Committee will review the outcome of the vote and take it into consideration when considering future executive compensation policies and decisions.

Pursuant to this proposal, we are asking our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement for the Company’s 2011 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained therein.”

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock entitled to vote, either in person or by proxy. Abstentions will have the effect of a vote “AGAINST” the resolution. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL NO. 6

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION (“SAY-ON-FREQUENCY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act also requires that we provide our stockholders with the opportunity to vote, on an advisory (non-binding) basis, on how frequently in the future we present requests for an updated advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (commonly known as a “Say-on-Pay” proposal). This proposal is commonly known as a “Say-on-Frequency” proposal.

The choices are whether to present future say on pay proposals in our proxy materials every year, every two years or every three years. You have the option to vote for any one of the three choices, or to abstain from voting on the proposal. Our stockholders will be requested to provide an advisory vote on this question of the frequency of future Say-on-Pay proposals at least once every six years.

Recommendation of the Board of Directors

For the reasons described below, our Board of Directors unanimously recommends that our stockholders vote for the option of once every year as the frequency with which stockholders are provided an advisory vote on executive compensation, or a “say-on-pay” proposal.

Our Board of Directors believes that our current executive compensation programs link executive compensation to our financial performance and align the interests of our named executive officers with those of our stockholders. Our Board of Directors has determined that an advisory vote on executive compensation every year is the best approach for us based on a number of considerations, including the following:

•	Annual votes will allow stockholders to provide us with their direct input on the compensation philosophy, policies and practices as disclosed in the proxy statement every year;

•	Annual votes are consistent with our policies of annually seeking input from, and engaging in discussions with, our stockholders at investor conferences and on other appropriate occasions; and

•	Less frequent votes could allow an unpopular pay practice to continue too long without timely stockholder feedback.

The Board of Directors believes that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers is a good corporate governance practice and is in the best interests of our stockholders, by providing a mechanism for our stockholders to provide us with their input on our executive compensation philosophy, policies and practices as disclosed in our proxy statement every year.

We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this Say-on-Frequency proposal. The vote is advisory, which means that it is not binding on the Board of Directors or us in any way. However, we value the input and views of our stockholders, and the Board of Directors will review the outcome of the vote and take it into consideration when determining the frequency of future Say-on-Pay proposals. The Board of Directors welcomes stockholder input on executive compensation between stockholder votes as well.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining), and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Required Vote

The option of once every three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers, or Say-on-Pay proposal, that has been selected by stockholders. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on the Say-on-Frequency proposal. Because this vote is advisory and is not binding on our Board of Directors, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation less frequently than the option approved by our stockholders.

TRANSACTIONS WITH RELATED PERSONS

During fiscal year 2010, there have been no transactions in excess of $120,000 between Trident and a related person in which the related person had a direct or indirect material interest, except as follows:

Stockholder Agreement and Certificate of Designation Relating to NXP

In connection with the completion of the NXP Acquisition, we entered into a Stockholder Agreement (the “Stockholder Agreement”), between us and NXP, setting forth the designation of nominees to our Board of Directors, providing certain restrictions on the right of NXP to freely vote its shares of Trident common stock received in the NXP Acquisition, and providing a two year lock up during which NXP cannot transfer its shares of Trident common stock, subject to certain exceptions, including transfers to affiliates. In addition, under the Stockholder Agreement NXP has agreed to standstill restrictions for six years, including restrictions on future acquisition of Trident securities, participation in a solicitation of proxies, and effecting or seeking to effect a change of control of Trident. The Stockholder Agreement also sets forth certain major decisions that may only be taken by the Board of Directors upon a supermajority vote of two-thirds of the directors present. The Stockholder Agreement provides NXP with certain demand and piggy-back registration rights related to the Shares, and grants certain preemptive rights to NXP with respect to future issuances of Trident common stock. In addition, we filed the Certificate of Designation, which sets forth the rights of the holders of the Series B Preferred Stock. Pursuant to the Certificate of Designation, the number of shares of Series B Preferred Stock is currently fixed at four, and may not be increased or reduced without the approval of both directors designated by the holders of the Series B Preferred Stock and the At-Large Directors and the affirmative vote of a majority of the shares of Series B Preferred Stock, voting as a separate class to the exclusion of all other series or classes of Trident equity securities. Pursuant to our Amended Stockholder Agreement, NXP has agreed, subject to approval of Proposal 2 to reduce the maximum number of directors that the Series B Preferred Stock may elect to two. Each share of Series B Preferred Stock will have a liquidation preference of $1.00, which must be paid prior to any distribution to holders of our common stock upon any liquidation of Trident. The shares of Series B Preferred Stock have no right to participate in further distributions on liquidation after their liquidation preference of $1.00 per share has been paid. The shares of Series B Preferred Stock have no right to receive dividends, or to participate in any dividends that we may pay with respect to our common stock.

The approval of the holders of a majority of the Series B Preferred Stock, voting as a separate class, is required for the adoption or approval of any amendment, alteration or repeal of any provision of the Certificate of Designation or our Certificate of Incorporation (whether by merger, consolidation, amendment or otherwise) that would adversely affect the powers, designations, preferences or other special rights of the Series B Preferred Stock, other than a merger, consolidation or other business combination with a person that is not an affiliate of Trident or the holders of the Series B Preferred Stock that would constitute a change of control of Trident. The Series B Preferred Stock has no other voting rights.

For further information concerning the voting rights of the Series B Preferred Stock, see “Corporate Governance — NXP Voting Rights” above.

Transactions with NXP

In connection with the NXP Acquisition, the parties identified below entered into the following ancillary documents, each effective as of February 8, 2010:

•	Intellectual Property Transfer and License Agreement (the “License Agreement”), between TMFE and NXP, pursuant to which NXP has transferred to a newly formed Dutch besloten vennootschap acquired by TMFE (a “Dutch Newco”), certain patents, software and technology, including those exclusively related to the acquired business lines. Pursuant to the terms of the License Agreement, NXP has granted a license to Dutch Newco to certain patents, software and technology used in other parts of NXP’s business and Dutch Newco has granted a license back to NXP to certain of the patents, software and technology.

•	Transition Services Agreement, between Trident and NXP, pursuant to which NXP agreed to provide to Trident for a limited period of time specified transition services and support, including order fulfillment and delivery; accounting services and financial reporting services; human resources management (including compensation and benefit plan management, payroll services and training); pensions; office and infrastructure services (including access to certain facilities for a limited period of time); sales and marketing support; supply chain management (including logistics and warehousing); quality control; financial administration; ICT hardware and ICT software and infrastructure; general IT services; export, customs and licensing services; and telecommunications. Depending on the service provided, the term ranges from three to 18 months, provided that the services for IT and ITC could continue into the fourth quarter of 2011.

•	Manufacturing Services Agreement (the “MSA”), between Trident and NXP relating to contract manufacturing services to be provided by NXP for a limited period of time for finished goods as well as certain front end, back end and other related manufacturing services for products acquired by Trident. The term of the MSA will end following the readiness of our enterprise resource planning system, which is currently projected to be implemented in fiscal year 2012.

•	The total remaining payment obligation for services through the end of the remaining term of these agreements was approximately $0.6 million as of December 31, 2010.

Transactions with Micronas

On May 14, 2009, Trident completed its acquisition of selected assets of the frame rate converter (“FRC”), demodulator (“DRX”) and audio decoder product lines from Micronas Semiconductor Holding AG (“Micronas”), a Swiss corporation. Due to the acquisition of the FRC, DRX, and audio decoder product lines from the Consumer Division of Micronas, we issued 7.0 million shares of common stock and warrants to purchase up to an additional 3.0 million shares of common stock to Micronas, and Micronas became the owner of approximately 10% of the outstanding common stock of Trident. In connection with the acquisition, we entered into the following related agreements with Micronas on or after May 14, 2009:

•	Service Level Agreement or (“SLA”) with Micronas. Under the SLA, Micronas agreed to provide to us specified transition services and support, including intellectual property transitional services for a limited period of time to assist us in achieving a smooth transition of the acquired products and product lines. The transition services include certain manufacturing design, maintenance and support services, sales of inventory and newly-manufactured products and certain finance and administration, IT, infrastructure, warehousing and similar services, to be provided pursuant to specified service level agreements. Moreover, on May 14, 2009, we entered into an exclusive Distributor Agreement with Micronas. Under the Distributor Agreement, Micronas served as the exclusive supplier and OEM to us on the FRC, DRX, and Audio Decoder product lines from May 15, 2009 to June 15, 2009. As We have continued to purchase products from them under the Distributor Agreement. As of December 31, 2010, the outstanding accounts payable to Micronas was $1.1 million, and there were no outstanding accounts receivable from Micronas

•	Cross License Agreement (the “Cross License”) with Micronas, pursuant to which Micronas has granted to us a royalty-free, perpetual, irrevocable, fully assignable and transferable worldwide license, including the right to sublicense, to patents that are relevant to, but not exclusive to, the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines acquired in the acquisition. Ownership of these patents remains with Micronas following completion of the acquisition. The license is exclusive for the first three years, subject to certain exceptions, and is non-exclusive thereafter. We have granted to Micronas a royalty-free, perpetual, irrevocable, non-exclusive, fully assignable and transferable worldwide license, including the right to sublicense, to patents exclusively relevant to the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines acquired in the acquisition. During the first three years, the license granted by us to Micronas is limited to use for products that are not a DRX, Audio or FRC Product. Following this three year period, Micronas may use the licensed rights on any product.

•	Stockholder Agreement (the “Micronas Stockholder Agreement”) with Micronas, setting forth specified registration rights associated with the shares, including demand and piggyback registration rights, restrictions on transfer of the shares and provides Micronas certain pre-emptive rights to acquire additional shares of our common stock. Under the Micronas Stockholder Agreement, Micronas has agreed to vote the shares in support of acquisition proposals approved by the disinterested members of the Board of Directors, and together with the recommendation of the disinterested members of the Board of Directors on other stockholder proposals, and Micronas’ ability to engage in certain solicitations and activities encouraging support for or against proposals inconsistent with its voting agreements is restricted.

•	Micronas agreed to sublease 17,000 square footage of the office spaces located in Munich, Germany to us. We closed the facility in 2010 and are no longer using the office space.

Procedures for Approval of Related Person Transactions

Our Audit Committee is responsible for reviewing and approving any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties (unless the transactions were approved by the Board of Directors, such as in connection with the approval of a larger strategic transaction, such as the NXP Acquisition). In addition, the Audit Committee is responsible for reviewing and investigating conduct alleged by the Board of Directors to be in violation of our Code of Business Conduct and Ethics, and adopting as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct. Pursuant to our Code of Business Conduct and Ethics, our employees, including our executive officers, are prohibited from entering into transactions in which personal, family or financial interests conflict or even appear to conflict with our interests or compromise such interests. Under the Code of Business Conduct and Ethics, a “conflict of interest” exists when a person’s private interest interferes in any way with our interests. A conflict situation can arise when an employee, officer or director takes action or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position with us. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest.

The Board of Directors has also established an Investment Committee to review and approve investments made by us into complementary technologies, businesses or entities, pursuant to parameters established in investment guidelines adopted by the Investment Committee. If we propose an investment in an entity in which one of our officers or directors is making a concurrent investment, or in which one of our officers or directors is a prior investor, the Investment Committee shall not approve the investment unless the investment by the officer or director also meets all of the guidelines required of us, and the amount of the officer’s or director’s investment does not exceed the amount of the investment to be made by us.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR 2012 ANNUAL MEETING

Stockholders may present proposals for action at a future meeting, and may request that such proposals be included in the proxy materials we deliver to our stockholders for a future meeting, only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2012 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 31, 2011. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we advance the scheduled date for our 2012 Annual Meeting by more than 30 calendar days, then notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the Annual Meeting was first made.

If a stockholder intends to submit a proposal or nomination for director for our 2012 Annual Meeting of Stockholders, the stockholder must give us notice in accordance with the requirements set forth in Trident’s bylaws. Our bylaws provide that to be timely, notice of a stockholder proposal to be presented at an annual meeting shall be received at our principal executive offices not less than 120 calendar days in advance of the date that our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, or December 31, 2011, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the annual meeting was first made. In addition, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting or at a special meeting called by the stockholders pursuant to our bylaws for the purpose of electing directors only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to our Corporate Secretary.

To be timely, notice of a stockholder nomination for a director to be elected at an annual meeting shall be received at our principal executive offices not less than 120 calendar days in advance of the date that our proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, or December 31, 2011, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of the annual meeting was first made. In addition, to be timely, notice of a stockholder nomination by a Nominating Person (as defined in our bylaws) for a director to be elected at a special meeting called by the stockholders pursuant to Section 2 of Article I of our bylaws must be included by the Nominating Person with the Record Date Request for such meeting.

If we advance the date for our 2012 Annual Meeting of Stockholders, we will provide notice of the date we set for that meeting through disclosure under Item 5 in the earliest Quarterly Report on Form 10-Q that we file with the SEC after we determine the date for the meeting (or in a Current Report on Form 8-K, if the notice would otherwise not be timely). Trident’s bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to Trident Microsystems, Inc. 1170 Kifer Roard, Sunnyvale, California 94086, Attention: Corporate Secretary. You can also access our SEC filings, including our Annual Report on Form 10-K, on the SEC’s website located at www.sec.gov and on our website at www.tridentmicro.com.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks or other nominee record holders) to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.

Some brokers, banks or other nominee record holders may be participating in the practice of “householding” Trident’s proxy materials. This means that only one copy of this notice and proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive a separate copy of this proxy statement, or would like to receive separate proxy statements and annual reports of Trident in the future, or if you are receiving multiple copies of proxy statements and annual reports at an address shared with another stockholder and would like to participate in householding, please notify (a) your bank, broker or other nominee record holder if your shares are held in a brokerage account or (b) Trident if you hold your shares directly as an Trident stockholder of record. You can notify Trident by sending a written request to Trident Microsystems, Inc., 1170 Kifer Road, Sunnyvale, California 94086, Attention: Corporate Secretary, or by calling Trident’s Investor Relations department at (408) 962-8252.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2010 will be furnished without charge to beneficial stockholders or stockholders of record upon request to Trident Microsystems, Inc. 1170 Kifer Road, Sunnyvale, California 94086, Attention: Corporate Secretary.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The broker, bank or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Trident shares may deliver only one copy of the this proxy statement, our Annual Report on Form 10-K and/or the Notice of Internet Availability of Proxy Materials to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our Annual Report on Form 10-K to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this proxy statement and our Annual Report on Form 10-K, now or in the future, should submit their request to us by phoning (408) 962-5000 or by submitting a written request to Trident Microsystems, Inc. 1170 Kifer Road, Sunnyvale, California 94086, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

Regardless of the number of shares you hold, it is important that your shares be represented at the meeting in order that a quorum will be present at the meeting. If you are unable to attend the meeting, you are urged to submit your proxy as promptly as possible by telephone or through the internet web site or by marking, signing and dating your proxy card and returning it without delay. The shares represented by each proxy that is signed and returned or submitted by telephone or via the internet web site will be voted in accordance with your directions.

We know of no other matters to be submitted to the Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors

David L. Teichmann
Corporate Secretary

May 2, 2011

Appendix 1

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION OF
SERIES B PREFERRED STOCK
(Par Value $0.001)
OF
TRIDENT MICROSYSTEMS, INC.

Pursuant to Section 151 and Section 242 of the
General Corporation Law of the State of Delaware

Trident Microsystems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), in accordance with the provisions of Section 151 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Company (the ‘‘Board”) in accordance with the Restated Certificate of Incorporation of the Company, as amended to date (the “Certificate of Incorporation”), and the Amended and Restated Bylaws of the Company, as amended to date (the “Bylaws”), the Board on April 28, 2011 adopted the following resolution amending and restating the rights of the Series B Preferred Stock:

WHEREAS, the holders of the Series B Preferred Stock have approved the form of this Amended and Restated Certificate of Designation of the Series B Preferred Stock; and

WHEREAS, the outstanding shares of common stock of the Company have approved the amendment of the Certificate of Incorporation pursuant to Section 242 of the General Corporation Law of the State of Delaware to amend and restate the rights of the Series B Preferred Stock as set forth in this Amended and Restated Certificate of Designation of Series B Preferred Stock.

RESOLVED, that the rights set forth in the Certificate of Designation of Series B Preferred Stock, are hereby amended and restated as follows:

Section 1.  Number of Shares and Designation.

The designation of the series of Preferred Stock created by this resolution shall be “Series B Preferred Stock” (the “Series”), and the number of shares constituting this Series shall be four (4) (the “Series B Shares”). Each Series B Share shall have a liquidation preference of $1.00 (the “Liquidation Preference”), as described herein. The number of authorized shares of this Series shall not be increased or reduced without (in addition to any other vote required by law) (1) the approval of both a majority of the Series B Directors and a majority of the Company Nominated Directors (as defined in Section 4) and (2) the approval of the Persons who Own the Series B Shares (the “Series B Holders”), voting as a separate class to the exclusion of all other series or classes of the Equity Securities.

Section 2.  Dividends.

No dividends (whether payable in cash, in property or in Equity Securities) shall be payable in respect of the Series B Shares.

Section 3.  Redemption.

(a) The Series B Shares shall not be redeemable by the Company except that all of the Series B Shares may be redeemed, at the option of the Company at a redemption price of $1.00 per share, if at any time following the filing of this Certificate of Designation with the Secretary of State of the State of Delaware the Series B Holders no longer Beneficially Own, in the aggregate, eleven percent (11%) or more of the outstanding shares of Common Stock.

(b) Notice of redemption of the Series B Shares shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to each Series B Holder who Owns Series B Shares to be redeemed) at its address as it shall appear on the records of the Company, (i) notifying each Series B Holder of the redemption of the Series B Shares

(or, in the case of a redemption of less than all of the Series B Shares, notifying the Series B Holder who Owns the Series B Shares to be redeemed) and (ii) stating the place at which the certificates evidencing the Series B Shares shall be surrendered. The Company shall act as the transfer agent for the Series.

(c) From and after the notice of redemption having been duly given, and the redemption price having been paid or irrevocably set aside for payment, the Series B Shares with respect to which such notice has been given and such redemption price paid or set aside shall no longer be, or be deemed to be, outstanding for any purpose, and all rights preferences and powers (including voting rights and powers) of such Series B Shares shall automatically cease and terminate, except the right of the Persons who Own such Series B Shares, upon surrender of the certificate representing such Series B Shares, to receive the redemption price without interest.

Section 4.  Voting Rights of the Series B Shares.

(a) Board Representation.

(i) For so long as the Series B Holders shall be entitled to nominate and elect at least one (1) Director pursuant to this Section 4(a), the Board shall consist of a number of Directors of seven (7) to nine (9) with the specific number of Directors at any time to be fixed by the Board by the adoption of a resolution by a majority of the number of Directors then in office (whether or not there exist any vacancies in the previously authorized number of directorships at the time such resolution is presented). The Board shall at all times consist of at least a majority of Directors who are Independent Directors.

(ii) Subject to Section 4(a)(iv), so long as the Series B Holders Beneficially Own, in the aggregate, less than thirty percent (30%) but at least twenty percent (20%) of the outstanding Common Stock, the Series B Holders (by majority vote of the Series B Shares) shall have the right to nominate and elect a total of two (2) Series B Directors.

(iii) Subject to Section 4(a)(iv), so long as the Series B Holders Beneficially Own, in the aggregate, less than twenty percent (20%) but at least eleven percent (11%) of the outstanding Common Stock, the Series B Holders (by majority vote of the Series B Shares) shall have the right to nominate and elect one (1) Series B Director.

(iv) The number of Series B Directors which the Series B Holders shall be entitled to nominate and elect shall not be reduced unless and until the number of Series B Shares Beneficially Owned by the Series B Holders shall be less than the applicable threshold set forth in Section 4(a)(ii) and (iii) above for a period of thirty (30) consecutive days. After any such reduction, the number of Series B Directors which the Series B Holders shall be entitled to nominate and elect shall not be increased regardless of any subsequent increase in the percentage of outstanding Common Stock Beneficially Owned by the Series B Holders.

(v) No person other than the Series B Holders shall be entitled to nominate a Series B Director.

(vi) The Board and its Nominating and Corporate Governance Committee shall be entitled to nominate the individuals for election to the remaining seats on the Board other than the seats held by the Series B Directors (the “Company Nominated Directors.”)

(vii) The Company shall notify the Series B Holders promptly, and in any event within five (5) Business Days, of any issuance of Common Stock representing, individually or together with all issuances of Common Stock since the date of the filing of this Certificate of Designation with the Secretary of State of the State of Delaware or the date of any previous such notice, as applicable, one percent (1%) or more of the outstanding Common Stock as of the date of such filing or such previous notice together with the aggregate number of shares of Common Stock outstanding following such issuance.

(viii) The Series B Holders will notify the Company promptly, and in any event within five (5) Business Days, of any action by the Series B Holders or any of their Affiliates (other than the Company) that results in a reduction in the number of shares of Common Stock that are Beneficially Owned by the Series B Holders representing, individually or together with all such reductions since the date of the filing of this Certificate of Designation with the Secretary of State of the State of Delaware or the date of any previous such notice, as applicable, one percent (1%) or more of the outstanding Common Stock as of the date of such filing or such previous notice, which notice will set forth the number of shares of Common Stock Beneficially Owned by the Series B Holders immediately following the occurrence of such reduction; provided, that for purposes of this provision, in determining the shares of Common Stock outstanding the Series B Holders may rely upon the Company’s most recent periodic report filed with the SEC, or any update thereof, or any notice provided by the Company pursuant to Section 4(a)(ix). In the event that the number of directors that the Series B Holders are entitled to nominate and elect to the Board is reduced pursuant to this Section 4(a), the Series B Holders shall promptly cause one (1) or more of the Series B Directors to immediately resign, such that the number of remaining Series B Directors serving on the Board shall equal the number of directors the Series B Holders are then entitled to elect to the Board pursuant to this Section 4(a).  In the event that the number of Series B Directors required to resign are unwilling to resign, the Series B Holders will take all such actions as are necessary to cause the removal of such number of Series B Directors. If such number of Series B Directors shall not have resigned or been removed within thirty (30) days after the date on which such resignation was required, the Company Nominated Directors, by majority vote, may remove the Series B Director(s) selected by the Series B Holders for removal, or if no such Series B Directors have been so selected by the Series B Holders within ten (10) Business Days of a request from the Company, the Company Nominated Directors, by majority vote, may remove one or more Series B Directors selected by them, such that, in the aggregate, the number of Series B Directors required to be removed under this Section 4(a)(xi) have been removed.

(b) Term; Replacement of Directors.

(i) As of the date of this Amended and Restated Certificate of Designation (the “Amendment Date”), one Series B Director shall be a member of the class of Directors whose term expires at the first annual meeting of the Company’s stockholders following the Amendment Date, and one Series B Director shall be a member of the class of Directors whose term expires at the second annual meeting of the Company’s stockholders following the Amendment Date. Any Series B Director may, at any time, be removed with or without cause by the Series B Holders by majority vote of the Series B Shares.

(ii) In the event of any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal or other cause of any of the Series B Directors, other than any vacancies created as a result of a reduction in the number of Series B Directors that the Series B Holders are entitled to elect pursuant to Section 4(a), then the Series B Holders shall have the sole right (by majority vote of the Series B Shares) to nominate and elect directors to fill such vacancies so long as such Series B Shares remain outstanding. Any director elected pursuant to this Section 4(b)(ii) to succeed a Series B Director shall be considered a Series B Director.

(iii) Any vacancies created as a result of a reduction in the number of Series B Directors that the Series B Holders are entitled to elect pursuant to Section 4(a) shall be filled by nominees (A) who satisfy the requirements of Section 4(c) below, and (B) are recommended by the Nominating and Corporate Governance Committee and approved by the Board. The Director(s) appointed to fill such vacancy shall stand for re-election at the next annual meeting of the Company’s stockholders following such appointment and shall, if elected, serve for the remaining term of the Series B Director(s) that such Director(s) replaced (or, if such term expired at such annual meeting, for the full term otherwise applicable to Directors of the class elected at such meeting).

(iv) The nomination, election, replacement, removal and term of the Company Nominated Directors and the filling of any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal or other cause of any of the Company Nominated Directors shall be governed by the Certificate of Incorporation and Bylaws of the Company, applicable law and the Stockholder Agreement. Any director elected to succeed a Company Nominated Director shall be considered a Company Nominated Director for all purposes.

(c) Limitations on Directors.  Each Director shall, at all times during which such Person serves as a Director, not have been during the last five (5) years convicted in a criminal proceeding (excluding traffic violations or other misdemeanors not involving moral turpitude or deliberate dishonesty) or a party to a civil proceeding brought by a governmental authority in which such Director has been finally determined to have committed a violation of federal, state or foreign law (excluding traffic violations or similar misdemeanors not involving moral turpitude or deliberate dishonesty). The Series B Holders shall not nominate or elect any such Series B Director who does not meet the requirements set forth in this Section 4(c) and shall cause any such Series B Director who fails to meet the requirements set forth above to resign promptly. If any such Series B Director is unwilling to resign, the Series B Holders will take such actions as are necessary to cause the removal of the Series B Director as promptly as reasonably practicable. If any such Series B Director shall not have resigned or been removed within thirty (30) days after the date the such resignation was required, the Company Nominated Directors, by majority vote, may remove such Series B Director.

(d) Limitations on Series B Directors.  Each of the Series B Directors shall have substantial operating or industry experience and shall be a Person who is an Independent Director. The Series B Holders shall consult with the Nominating and Corporate Governance Committee (which may delegate such consultation to the Committee Chairperson and/or the Chief Executive Officer of the Company) regarding the names, backgrounds and qualifications of the persons to be nominated as Series B Directors after considering the Company’s Corporate Governance Guidelines (as made publicly available from time to time). However, the Nominating and Corporate Governance Committee shall not have any right nor shall it have any duty to approve or disapprove any person meeting the requirements of Section 4(c) selected as a Series B Director by the Series B Holders.

(e) Approval Rights.  In addition to any other vote required by law, the affirmative vote of the Series B Holders, voting separately as a class, given in person or by proxy, shall be necessary for authorizing, approving or effecting the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or this Certificate of Designation, whether by merger, consolidation, amendment or otherwise, that would adversely affect the powers, designations, preferences and other special rights of the Series B Shares, other than a merger, consolidation or other business combination with a Person that is not an Affiliate of the Company or the Series B Holders that results in a Change of Control.

(f) No Additional Voting Rights.  Other than as specifically set forth in this Section 4 and unless otherwise required by applicable law, the Series B Shares shall not be entitled to a separate vote on any matter.

Section 5.  Liquidation Rights.

(a) Upon the dissolution, liquidation or winding up of the Company, each Series B Share shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $1.00, and no more.

(b) Neither the sale of all or substantially all of the assets or capital stock of the Company nor the merger or consolidation of the Company into or with any other entity, or the merger or consolidation of any other entity into or with the Company, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

(c) After the payment to each Series B Share of the full preferential amount provided for in this Section 5, the Series B Shares shall have no right or claim to any of the remaining assets of the Company.

Section 6.  Ranking.

Except as otherwise provided herein, for purposes of this resolution, any stock of any class, classes or series of the Company shall be deemed to rank prior to the Series B Shares upon liquidation, dissolution or winding up.

Section 7.  Retirement.

If the Series B Shares are purchased, exchanged or otherwise acquired by the Company in any manner whatsoever, then such shares shall be retired and the certificate representing such share shall be promptly cancelled. Upon the retirement or cancellation of the Series B Shares, such shares shall not for any reason be reissued as a share of the Series.

Section 8.  Amendment of this Certificate of Designation.

Any amendment, modification or repeal of any provision of this Certificate of Designation to increase or decrease in any manner or amount the powers, designations, preferences or other rights of the Series shall require (in addition to any vote required by law) the approval of both (i) a majority of the Series B Directors and a majority of the Company Nominated Directors and (ii) the majority of the Series B Shares.

Section 9.  Definitions.

Capitalized terms not otherwise defined in this Certificate of Designation shall have the following meanings:

“Adjustment Number” shall mean a number of shares of Common Stock (but in no event less than zero) equal to the sum (without double counting) of: (a) the aggregate direct and indirect short position of the Series B Holder and their Affiliates with respect to the Common Stock, (b) the aggregate direct and indirect “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) of the Series B Holders and their Affiliates with respect to the Common Stock and (c) the number of shares of Common Stock otherwise Beneficially Owned by the Series B Holders which have been the subject of any Indirect Disposition, reduced by (d) the aggregate direct and indirect “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of the Series B Holders and their Affiliates with respect to the Common Stock.

“Affiliates” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or under common control with such Person. For purposes of this definition, “control” (including the terms ‘‘controlling,” “controlled” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, that possession of ten percent (10%) of the voting securities of any Person shall be deemed to constitute “control” for purposes of this definition.

“Beneficially Own” and similar terms have the meaning set forth in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; provided, that for purposes of the calculations required by Section 3 and Section 4 the aggregate Beneficial Ownership of the Series B Holders shall be reduced (but never increased) by the Adjustment Number.

“Board” shall have the meaning set forth in the Preamble.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Bylaws” shall have the meaning set forth in the Preamble.

“Capital Stock” means any and all shares of capital stock of the Company, including without limitation, any and all shares of Common Stock and Preferred Stock.

“Certificate of Incorporation” shall have the meaning set forth in the Preamble.

“Change of Control” means any of: (a) the purchase or other acquisition by any Person or group of Persons, directly or indirectly, in one transaction or a series of related transactions, of Common Stock that, immediately following consummation of the transaction(s), when combined with any other Common Stock Beneficially Owned by such Person or group, represent more than fifty percent (50%) of the Diluted Common Shares Outstanding; (b) the consummation of any tender offer or exchange offer by any Person or group that results in such Person or group Beneficially Owning, when combined with any other Common Stock Beneficially Owned by such Person or group, more than fifty percent (50%) of the Diluted Common Shares Outstanding immediately following the consummation of such tender or exchange offer; (c) the consummation of a merger, consolidation, amalgamation, joint venture, business combination or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than fifty percent (50%) of the voting equity interests in the surviving or resulting entity of such transaction; or (d) the purchase or other acquisition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, by any Person or group of Persons.

“Closing” means to closing of the transactions contemplated by the Share Exchange Agreement, by and among the Company and NXP B.V., entered into as of October 4, 2009, as amended from time to time in accordance with its terms.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” shall have the meaning set forth in the Preamble.

“Company Nominated Directors” shall have the meaning set forth in Section 4(a)(viii).

“Diluted Common Shares Outstanding” means the sum of (i) the number of outstanding shares of Common Stock plus (ii) the number of shares of Common Stock issuable upon the conversion, exercise, exchange or issuance of any other Equity Securities of the Company.

“Director” means any member of the Board.

“Equity Securities” means (a) any Capital Stock of the Company (including, without limitation, Common Stock), (b) any warrants, options, or other rights to subscribe for or to acquire, directly or indirectly, Capital Stock of the Company, whether or not then exercisable or convertible, (c) any stock, notes, or other securities which are convertible into or exchangeable for, directly or indirectly, Capital Stock of the Company, whether or not then convertible or exchangeable, (d) any Capital Stock of the Company issued or issuable upon the exercise, conversion, or exchange of any of the securities referred to in clauses (a) through (c) above, and (e) any securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (a) through (d) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation, or other reorganization.

“Exchange” means the stock exchange on which the Company’s securities are then traded, as the case may be. For the avoidance of doubt, The NASDAQ Stock Market, or any successor thereto, shall constitute an Exchange for purposes of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Independent Director” shall mean a Director who is independent of the Company under applicable law and the rules of the Exchange.

“Indirect Disposition” shall mean any forward sale, option, swap, hedge, put/call arrangement or other transaction by which such Person has conveyed (in whole) the right or ability to realize profit or loss based on changes in the trading price of the Common Stock or other Equity Security, whether settlement under any such transaction is to be made in cash, by delivery of securities, or otherwise; provided, that hedging or collar transactions under which such Person retains the opportunity for gain and risk of loss arising from price changes of no less than fifteen percent (15%) from the trading price of the Common Stock at the time of any such transaction shall not constitute Indirect Dispositions.

“Liquidation Preference” shall have the meaning set forth in Section 1.

“Own” and “Ownership” shall mean, with respect to any Person and any Series B Shares, that such Person is the record owner of such Series B Shares.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Preferred Stock” shall have the meaning set forth in the Preamble.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series” shall have the meaning set forth in Section 1.

“Series B Director” shall have the meaning set forth in Section 4(a)(i).

“Series B Holder” shall have the meaning set forth in Section 1.

“Series B Share” shall have the meaning set forth in Section 1.

“Stockholder Agreement” means the Stockholder Agreement, by and between the Company and NXP B.V., entered into as of February 8, 2010, as amended from time to time in accordance with its terms.

Section 10.  Descriptive Headings and Governing Law.

The descriptive headings of the several Sections and paragraphs of this Amended and Restated Certificate of Designation are inserted for convenience only and do not constitute a part of this Amended and Restated Certificate of Designation. The General Corporation Law of the State of Delaware shall govern all issues concerning this Amended and Restated Certificate of Designation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Company has caused this Amended and Restated Certificate of Designation to be signed by its duly authorized officer this   th day of          , 2011.

TRIDENT MICROSYSTEMS, INC.

By:	/s/ David L. Teichmann
Name:     David L. Teichmann

Title:	Executive Vice President, General Counsel and Corporate Secretary

Signature Page to the Certificate of Designation of the Series B Preferred Stock of

Trident Microsystems, Inc.

Attachment A
TRIDENT MICROSYSTEMS, INC.
2010 EQUITY INCENTIVE PLAN
(as amended through April 28, 2011)

i

(continued)

ii

(continued)

iii

Trident Microsystems, Inc.
2010 Equity Incentive Plan
(As Amended Through April 28, 2011)
     1. Establishment, Purpose and Term of Plan.
          1.1 Establishment. The Trident Microsystems, Inc. 2010 Equity Incentive Plan (the “Plan”) is hereby established effective as of January 25, 2010, the date of its approval by the stockholders of the Company (the “Effective Date”).
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “ Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
               (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
               (d) “Board” means the Board of Directors of the Company.

               (e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
               (f) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
               (g) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any of the following:
                    (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
                    (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or

2

indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
                    (iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
     For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
               (h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.
               (i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
               (j) “Company” means Trident Microsystems, Inc., a Delaware corporation, or any successor corporation thereto.
               (k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
               (l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

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               (m) “Director” means a member of the Board.
               (n) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (p) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
               (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                    (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any

4

other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
                    (iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
               (s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
               (t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
               (v) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
               (w) “Net Exercise” means a procedure pursuant to which (i) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (ii) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
               (x) “Nonemployee Director” means a Director who is not an Employee.
               (y) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.
               (z) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

5

               (aa) “Officer” means any person designated by the Board as an officer of the Company.
               (bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
               (cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
               (dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
               (ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (ff) “Participant” means any eligible person who has been granted one or more Awards.
               (gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
               (hh) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
               (ii) “Performance Award” means an Award of Performance Shares or Performance Units.
               (jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (kk) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
               (ll) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
               (mm) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

6

               (nn) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
               (oo) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
               (pp) “Predecessor Plan” means each of the Company’s 1992 Stock Option Plan, 1994 Outside Directors Stock Option Plan, 1996 Nonstatutory Stock Option Plan, 2002 Stock Option Plan and 2006 Equity Incentive Plan.
               (qq) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
               (rr) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
               (ss) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
               (tt) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.
               (uu) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (vv) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
               (ww) “Section 162(m)” means Section 162(m) of the Code.
               (xx) “Section 409A” means Section 409A of the Code.
               (yy) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
               (zz) “Securities Act” means the Securities Act of 1933, as amended.
               (aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service,

7

provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.
               (ccc) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (ddd) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (eee) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
               (fff) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of

8

the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.
          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
               (b) to determine the type of Award granted;
               (c) to determine the Fair Market Value of shares of Stock or other property;

9

               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, other property, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;
               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
               (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution

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for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.4.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be sixty-seven million three hundred thousand (67,300,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
          4.2 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:
               (a) the aggregate number of shares of Stock that remain available for the future grant of awards under the Company’s 2002 Stock Option Plan and 2006 Equity Incentive Plan immediately prior to their termination as of the Effective Date;
               (b) the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and
               (c) the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased, provided that for each one (1) share subject to a Full Value Award so forfeited or repurchased pursuant to the Company’s 2006 Equity Incentive Plan, the maximum aggregate number of shares of Stock that may be

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issued under the Plan as set forth in Section 4.1 shall be increased by one and twenty one hundredths (1.20) shares;
provided further, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed ten million (10,000,000).
          4.3 Share Counting.
               (a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each one (1) share of Stock subject to a Full Value Award granted pursuant to the Plan or forfeited or repurchased pursuant to Section 4.3(b) shall be counted for purposes of the limit set forth in Section 4.1 as one and twenty one hundredths (1.20) shares.
               (b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 shall not again be available for issuance under the Plan.
          4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise

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become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
          4.5 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock available pursuant to Section 4.1, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.
     5. Eligibility, Participation and Award Limitations.
          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
          5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Award Limitations.
               (a) Incentive Stock Option Limitations.
                    (i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed sixty-seven million three hundred thousand (67,300,000). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1.
                    (ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

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                    (iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
               (b) Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than two million (2,000,000) shares or, if applicable, which could result in such Employee receiving more than five million dollars ($5,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award.
     6. Stock Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option,

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(b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price (a “Stock Tender Exercise”), (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b) Limitations on Forms of Consideration.
                    (i) Stock Tender Exercise. Notwithstanding the foregoing, a Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

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          6.4 Effect of Termination of Service.
               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
                    (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
                    (ii) Death. If the Participant’s Service terminates because of the death of the Participant, then (A) the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date, and (B) solely for the purposes of determining the number of vested shares subject to the Option as of the date on which the Participant’s Service terminated, the Participant shall be credited with an additional twelve (12) months of Service. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service; provided, however, that the Participant shall not be credited with additional months of Service if the Participant dies after the Participant’s Service has otherwise terminated.
                    (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
                    (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of thirty (30) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the

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applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
     7. Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, a an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.
          7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR

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may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (b) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions..
          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the

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applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
          7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
     8. Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
          8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

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          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
          8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s

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death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     9. Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
          9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting

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Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.
          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in

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Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     10. Performance Awards.
          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
          10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
          10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall

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determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
          10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
               (a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:
                    (i) revenue;
                    (ii) sales;
                    (iii) expenses;
                    (iv) operating income;
                    (v) gross margin;

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                    (vi) operating margin;
                    (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
                    (viii) pre-tax profit;
                    (ix) net operating income;
                    (x) net income;
                    (xi) economic value added;
                    (xii) free cash flow;
                    (xiii) operating cash flow;
                    (xiv) balance of cash, cash equivalents and marketable securities;
                    (xv) stock price;
                    (xvi) earnings per share;
                    (xvii) return on stockholder equity;
                    (xviii) return on capital;
                    (xix) return on assets;
                    (xx) return on investment;
                    (xxi) total stockholder return;
                    (xxii) employee satisfaction;
                    (xxiii) employee retention;
                    (xxiv) market share;
                    (xxv) customer satisfaction;
                    (xxvi) product development;
                    (xxvii) research and development expenses;
                    (xxviii) completion of an identified special project; and
                    (xxix) completion of a joint venture or other corporate transaction.

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               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, a growth or reduction in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
          10.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
               (c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
               (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
               (e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such

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amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
               (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
          10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

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          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Cash-Based Awards and Other Stock-Based Awards.
          Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
          11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the

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Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
          11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.
          11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
          11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement

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any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
          11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
          11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.
     12. Standard Forms of Award Agreement.
          12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.
          12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

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     13. Change in Control.
          13.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:
               (a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.
               (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
               (c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price

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per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
          13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.
          13.3 Federal Excise Tax Under Section 4999 of the Code.
               (a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
               (b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.
     14. Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares

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issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     15. Compliance with Section 409A.
          15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
               (a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
               (b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
     Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
          15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

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               (a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
               (b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.
               (c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
          15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
               (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
               (b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
               (c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
               (d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
          15.4 Payment of Section 409A Deferred Compensation.
               (a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
                    (i) The Participant’s “separation from service” (as such term is defined by Section 409A);
                    (ii) The Participant’s becoming “disabled” (as such term is defined by Section 409A);

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                    (iii) The Participant’s death;
                    (iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
                    (v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
                    (vi) The occurrence of an “unforeseeable emergency” (as such term is defined by Section 409A).
               (b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
               (c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as such term is defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
               (d) Payment Upon Disability. All distributions payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.
               (e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
               (f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the

35

Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
               (g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
               (h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
               (i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
     16. Tax Withholding.
          16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under

36

the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to the Company in cash.
     17. Amendment, Suspension or Termination of Plan.
          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
     18. Miscellaneous Provisions.
          18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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          18.2 Forfeiture Events.
               (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
               (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
          18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
          18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.
          18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of

38

Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
          18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
          18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
          18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
          18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which

39

the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
          18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder annual meeting date. TRIDENT MICROSYSTEMS, INC. Fulfillment 97413 97419 FOLD AND DETACH HERE Please mark your votes as WHETHER OR NOTYOU PLANTO ATTENDTHE MEETING IN PERSON,YOU ARE URGEDTO SIGN AND PROMPTLY indicated in this example MAILTHIS PROXY INTHE RETURN ENVELOPE SOTHATYOUR STOCK MAY BE REPRESENTED ATTHE MEETING. A vote FOR proposals 1, 2, 3, 4 and 5 and a vote of ONE YEAR for proposal 6 is recommended by the Board of Directors: FOR all nominees WITHHOLD AUTHORITY listed below (except as to vote for all 1. To elect the following two (2) persons as Class I directors to hold office until the earliest of the Trident annual meeting of stockholders to be held following Trident’s fiscal year ending December 31, 2013, his removal, or his resignation: Nominees: 01 Raymond K. Ostby 02 Philippe Geyres marked to the nominees contrary below.) listed below. INTERNEThttp://www.proxyvoting.com/tridUsetheInternettovoteyourproxy. Haveyourproxycardinhandwhenyou access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. OR X FOR AGAINST ABSTAIN (INSTRUCTION:To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.) 2. To amend Trident’s Certificate of Incorporation as amended, to reduce from four to two the number of directors that the holders of Trident’s Series B Preferred Stock may elect and to make certain related changes to the rights, preferences and privileges of Trident’s Series B Preferred Stock. 3. To amend Trident’s 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares. 4. To ratify the appointment of PricewaterhouseCoopers LLP as Trident’s independent registered public accounting firm for the fiscal year ending December 31, 2011. 5. Advisory vote to approve the resolution on the compensation of the named executive officers. 1 YEAR 2 YEARS 3 YEARS ABSTAIN 6. Advisory vote on the frequency of holding future advisory votes to approve a resolution on the compensation of the named executive officers. Mark Here If You Plan to Attend the Meeting Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date

You can now access yourTrident Microsystems,Inc.account online. Access your Trident Microsystems, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Trident Microsystems, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the Annual Report for the fiscal year ended December 31, 2010 are available at: http://www.proxydocs.com/trid FOLD AND DETACH HERE PROXY TRIDENT MICROSYSTEMS, INC. Proxy for the Annual Meeting of Stockholders To be held on Thursday, June 16, 2011 Solicited by the Board of Directors The undersigned hereby appoints Philippe Geyres and David L. Teichmann, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Trident Microsystems, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 1170 Kifer Road, Sunnyvale, California 94086, on Thursday, June 16, 2011 at 2:00 p.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 2, 2011 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. THE SHARES REPRESENTED HEREBY SHALL BEVOTED AS SPECIFIED.IF NO SPECIFICATION IS MADE,SUCH SHARES SHALL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2,3, 4 AND 5,AND FOR ONEYEARWITH RESPECTTO PROPOSAL 6. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Fulfillment (Continued and to be marked, dated and signed, on the other side) 97413 97419